    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 5, 1999


                                              SECURITIES ACT FILE NO. 333-
                                       INVESTMENT COMPANY ACT FILE NO. 811-07080
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-14
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

[ ]   PRE-EFFECTIVE AMENDMENT NO.             [ ]   POST-EFFECTIVE AMENDMENT NO.
                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

                     MUNIYIELD MICHIGAN INSURED FUND, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

                                 (609) 282-2800

                        (AREA CODE AND TELEPHONE NUMBER)
                            ------------------------

                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:
                     NUMBER, STREET, CITY, STATE, ZIP CODE)
                            ------------------------

                                 TERRY K. GLENN
                     MUNIYIELD MICHIGAN INSURED FUND, INC.
              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

               FRANK P. BRUNO, ESQ.                            MICHAEL J. HENNEWINKEL, ESQ.
                 BROWN & WOOD LLP                          MERRILL LYNCH ASSET MANAGEMENT, L.P.
              ONE WORLD TRADE CENTER                              800 SCUDDERS MILL ROAD
             NEW YORK, NY 10048-0557                               PLAINSBORO, NJ 08536

                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.
                            ------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


==============================================================================================================================
                                                                  PROPOSED MAXIMUM     PROPOSED MAXIMUM         AMOUNT OF
                                               AMOUNT BEING        OFFERING PRICE     AGGREGATE OFFERING      REGISTRATION
TITLE OF SECURITIES BEING REGISTERED           REGISTERED(1)         PER UNIT(1)           PRICE(1)              FEE(3)
------------------------------------------------------------------------------------------------------------------------------
Common Stock ($.10 par value).............      11,941,933             $14.25            $170,172,545            $47,308
Auction Market Preferred Stock, Series             2,000             $25,000(2)           $50,000,000            $13,900
  B.......................................
Auction Market Preferred Stock, Series
  C.......................................         1,600             $25,000(2)           $40,000,000            $11,120
==============================================================================================================================


(1) Estimated solely for the purpose of calculating the filing fee.

(2) Represents the liquidation preference of a share of preferred stock after the reorganization.

(3) Paid by wire transfer to the designated lockbox of the Securities and Exchange Commission in Pittsburgh, Pennsylvania.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     MUNIYIELD MICHIGAN INSURED FUND, INC.
                      MUNIVEST MICHIGAN INSURED FUND, INC.
                    MUNIHOLDINGS MICHIGAN INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                 NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS OF
                   MUNIYIELD MICHIGAN INSURED FUND, INC. AND
                      MUNIVEST MICHIGAN INSURED FUND, INC.

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                    MUNIHOLDINGS MICHIGAN INSURED FUND, INC.
                        TO BE HELD ON DECEMBER 15, 1999

TO THE STOCKHOLDERS OF
     MUNIYIELD MICHIGAN INSURED FUND, INC.

     MUNIVEST MICHIGAN INSURED FUND, INC.

     MUNIHOLDINGS MICHIGAN INSURED FUND, INC.

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders of MuniYield Michigan Insured Fund, Inc. ("MuniYield Michigan") and of MuniVest Michigan Insured Fund, Inc. ("MuniVest Michigan"), and the annual meeting of stockholders of MuniHoldings Michigan Insured Fund, Inc. ("MuniHoldings Michigan") (collectively, the "Meetings"), will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, December 15, 1999 at 3:15 p.m. Eastern time (for MuniYield Michigan), 2:15 p.m. Eastern time (for MuniVest Michigan), and 11:45 a.m. Eastern time (for MuniHoldings Michigan) for the following purposes:

     For the stockholders of MuniYield Michigan, MuniVest Michigan and MuniHoldings Michigan:

          (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") contemplating (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of MuniVest Michigan by MuniYield Michigan, in exchange solely for an equal aggregate value of newly-issued shares of Common Stock of MuniYield Michigan ("MuniYield Michigan Common Stock") and shares of a newly-created series of Auction Market Preferred Stock ("AMPS") of MuniYield Michigan to be designated Series B ("MuniYield Michigan Series B AMPS") and the distribution by MuniVest Michigan of such MuniYield Michigan Common Stock to the holders of Common Stock of MuniVest Michigan and such MuniYield Michigan Series B AMPS to the holders of AMPS of MuniVest Michigan; (ii) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of MuniHoldings Michigan by MuniYield Michigan, in exchange solely for an equal aggregate value of newly-issued shares of MuniYield Michigan Common Stock and shares of a newly-created series of AMPS of MuniYield Michigan to be designated Series C ("MuniYield Michigan Series C AMPS") and the distribution by MuniHoldings Michigan of such MuniYield Michigan Common Stock to the holders of Common Stock of MuniHoldings Michigan and such MuniYield Michigan Series C AMPS to the holders of Series A AMPS of MuniHoldings Michigan and (iii) the designation of the currently outstanding series of AMPS of MuniYield Michigan as Series A. A vote in favor of this proposal also will constitute a vote in favor of the liquidation and dissolution of each of MuniVest Michigan and MuniHoldings Michigan and the termination of each Fund's respective registration under the Investment Company Act of 1940;

     For the stockholders of MuniHoldings Michigan only:

          (2) To elect a Board of Directors of MuniHoldings Michigan to serve for the ensuing year;

          (3) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of MuniHoldings Michigan for its current fiscal year; and

     At each of the Meetings:

          (4) To transact such other business as properly may come before the Meetings or any adjournment thereof.

     The Boards of Directors of MuniYield Michigan, MuniVest Michigan and MuniHoldings Michigan have fixed the close of business on October 20, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof.

     A complete list of the stockholders of MuniYield Michigan, MuniVest Michigan and MuniHoldings Michigan entitled to vote at the Meetings will be available and open to the examination of any stockholder of MuniYield Michigan, MuniVest Michigan and MuniHoldings Michigan, respectively, for any purpose germane to the Meetings during ordinary business hours from and after December 1, 1999, at the offices of MuniYield Michigan, 800 Scudders Mill Road, Plainsboro, New Jersey.

     You are cordially invited to attend the Meetings. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY APPLICABLE TO THEIR FUND AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of MuniYield Michigan, MuniVest Michigan and MuniHoldings Michigan, as applicable.

                                         By Order of the Boards of Directors

                                          ALICE A. PELLEGRINO
                                          Secretary of MuniYield Michigan
                                            Insured Fund, Inc., MuniVest
                                            Michigan Insured Fund, Inc. and
                                            MuniHoldings Michigan Insured Fund,
                                            Inc.

Plainsboro, New Jersey

Dated: November 5, 1999

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT USE THIS PROSPECTUS TO SELL SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER TO SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION

                PRELIMINARY PROXY STATEMENT AND PROSPECTUS DATED

                                OCTOBER 5, 1999


                         PROXY STATEMENT AND PROSPECTUS
                     MUNIYIELD MICHIGAN INSURED FUND, INC.
                      MUNIVEST MICHIGAN INSURED FUND, INC.
                    MUNIHOLDINGS MICHIGAN INSURED FUND, INC.
                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800
                            ------------------------

                       SPECIAL MEETING OF STOCKHOLDERS OF
                     MUNIYIELD MICHIGAN INSURED FUND, INC.
                                      AND
                      MUNIVEST MICHIGAN INSURED FUND, INC.

                       ANNUAL MEETING OF STOCKHOLDERS OF
                    MUNIHOLDINGS MICHIGAN INSURED FUND, INC.

                               DECEMBER 15, 1999

     This Joint Proxy Statement and Prospectus is furnished to you as a stockholder of one of the funds listed above. A Special Meeting of stockholders of each of MuniYield Michigan Insured Fund, Inc. ("MuniYield Michigan") and MuniVest Michigan Insured Fund, Inc. ("MuniVest Michigan") and an Annual Meeting of the stockholders of MuniHoldings Michigan Insured Fund, Inc. ("MuniHoldings Michigan") will be held on December 15, 1999 to consider several items that are listed below and discussed in greater detail elsewhere in this Proxy Statement and Prospectus. The Board of Directors of each of the funds is requesting its stockholders to submit a proxy to be used at the Special or Annual Meetings, as the case may be, to vote the shares held by the stockholder submitting the proxy.

     The proposal to be considered at the Special Meetings of MuniYield Michigan and MuniVest Michigan and at the Annual Meeting of MuniHoldings Michigan is:

     1. To approve or disapprove an Agreement and Plan of Reorganization among the funds;

The proposals to be considered only at the Annual Meeting of MuniHoldings Michigan are:

     2. To elect a Board of Directors for MuniHoldings Michigan;

     3. To ratify the selection of the independent auditors of MuniHoldings Michigan; and

At each of the Meetings:

     4. To transact such other business as may properly come before the Meetings or any adjournment thereof.

     The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction that will be referred to in this Proxy Statement and Prospectus as the Reorganization. The Reorganization involves the combination of three funds into one. The three funds are:

          MuniYield Michigan Insured Fund, Inc. ("MuniYield Michigan"), which will be the surviving fund

          MuniVest Michigan Insured Fund, Inc. ("MuniVest Michigan")

          MuniHoldings Michigan Insured Fund, Inc. ("MuniHoldings Michigan")

     MuniVest Michigan and MuniHoldings Michigan are sometimes referred to herein collectively as the "Acquired Funds" and, together with MuniYield Michigan, as the "Funds."

     In the Reorganization, MuniYield Michigan will acquire substantially all of the assets and assume substantially all of the liabilities of each of the Acquired Funds solely in exchange for shares of its common stock, par value $.10 per share ("Common Stock"), and shares of two newly-created series of its Auction Market Preferred Stock ("AMPS"), with a par value of $.10 per share and a liquidation preference of $25,000 per share. The Acquired Funds will distribute the Common Stock and AMPS received in the Reorganization to their respective stockholders and will then liquidate and dissolve and terminate their registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"). MuniYield Michigan will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Proxy Statement and Prospectus.

     In the Reorganization, MuniYield Michigan will issue shares of its Common Stock and AMPS to each of the Acquired Funds based on the value of the assets transferred to MuniYield Michigan by that Acquired Fund. These shares will then be distributed by each Acquired Fund to its stockholders based on the value of the shares held by each stockholder just prior to the Reorganization. A holder of Common Stock of an Acquired Fund will receive Common Stock of MuniYield Michigan and a holder of AMPS of an Acquired Fund will receive shares of one of the newly-created series of AMPS of MuniYield Michigan.

     This Proxy Statement and Prospectus serves as a prospectus of MuniYield Michigan in connection with the issuance of MuniYield Michigan Common Stock and two newly-created series of MuniYield Michigan AMPS in the Reorganization.
                            ------------------------

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


      THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS NOVEMBER 5, 1999.

     The Proxy Statement and Prospectus sets forth information about each of the Funds that stockholders of the Funds should know before considering the Reorganization and should be retained for future reference. Each of the Funds has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

     The address of the principal executive offices of each of the Funds is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is
(609) 282-2800.


     The Common Stock of each of the Funds is listed on the New York Stock Exchange (the "NYSE") under the symbols "MIY" (MuniYield Michigan), "MVM" (MuniVest Michigan), and "MCG" (MuniHoldings Michigan). Subsequent to the Reorganization, shares of MuniYield Michigan Common Stock will continue to be listed on the NYSE under the symbol "MIY". Reports, proxy materials and other information concerning any of the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
INTRODUCTION................................................    4
ITEM 1. THE REORGANIZATION..................................    5
  SUMMARY...................................................    5
  RISK FACTORS AND SPECIAL CONSIDERATIONS...................   14
     Michigan Municipal Bonds...............................   14
     Interest Rate and Credit Risk..........................   14
     Non-diversification....................................   14
     Rating Categories......................................   14
     Private Activity Bonds.................................   14
     Portfolio Insurance....................................   14
     Leverage...............................................   14
     Portfolio Management...................................   15
     Inverse Floating Obligations...........................   16
     Options and Futures Transactions.......................   16
     Antitakeover Provisions................................   16
     Ratings Considerations.................................   16
  COMPARISON OF THE FUNDS...................................   17
     Financial Highlights...................................   17
     Investment Objective and Policies......................   22
     Portfolio Insurance....................................   24
     Description of Michigan Municipal Bonds and Municipal
      Bonds.................................................   25
     Special Considerations Relating to Michigan Municipal
      Bonds.................................................   26
     Other Investment Policies..............................   27
     Information Regarding Options and Futures
      Transactions..........................................   28
     Investment Restrictions................................   31
     Rating Agency Guidelines...............................   32
     Portfolio Composition..................................   33
     Portfolio Transactions.................................   34
     Portfolio Turnover.....................................   35
     Net Asset Value........................................   35
     Capital Stock..........................................   36
     Management of the Funds................................   38
     Code of Ethics.........................................   40
     Voting Rights..........................................   40
     Stockholder Inquiries..................................   41
     Dividends and Distributions............................   41
     Automatic Dividend Reinvestment Plan...................   42
     Mutual Fund Investment Option..........................   44
     Liquidation Rights of Holders of AMPS..................   44
     Tax Rules Applicable to the Funds and their
      Stockholders..........................................   44
  AGREEMENT AND PLAN OF REORGANIZATION......................   50
     General................................................   50
     Procedure..............................................   51
     Terms of the Agreement and Plan of Reorganization......   51
     Potential Benefits to Common Stockholders of The Funds
      as a Result of The Reorganization.....................   53
     Surrender and Exchange of Stock Certificates...........   54

                                                              PAGE
                                                              ----
     Tax Consequences of the Reorganization.................   55
     Capitalization.........................................   57
ITEM 2. ELECTION OF DIRECTORS...............................   57
  Committee and Board Meetings..............................   59
  Compliance with Section 16(a) of the Securities Exchange
     Act of 1934............................................   59
  Interested Persons........................................   60
  Compensation of Directors.................................   60
  Officers of MuniHoldings Michigan.........................   60
ITEM 3. SELECTION OF INDEPENDENT AUDITORS...................   60
INFORMATION CONCERNING THE MEETINGS.........................   61
  Date, Time and Place of Meetings..........................   61
  Solicitation, Revocation and Use of Proxies...............   61
  Record Date and Outstanding Shares........................   61
  Security Ownership of Certain Beneficial Owners and
     Management.............................................   61
  Voting Rights and Required Vote...........................   62
ADDITIONAL INFORMATION......................................   63
  Year 2000 Issues..........................................   64
CUSTODIAN...................................................   64
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR.....   64
LEGAL PROCEEDINGS...........................................   65
LEGAL OPINIONS..............................................   65
EXPERTS.....................................................   65
STOCKHOLDER PROPOSALS.......................................   65



INDEX TO FINANCIAL STATEMENTS............................................    F-1
EXHIBIT I    INFORMATION PERTAINING TO EACH FUND.........................    I-1
EXHIBIT II   AGREEMENT AND PLAN OF REORGANIZATION........................   II-1
EXHIBIT III  ECONOMIC AND OTHER CONDITIONS IN MICHIGAN...................  III-1
EXHIBIT IV   RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER.............   IV-1
EXHIBIT V    PORTFOLIO INSURANCE.........................................    V-1

                                  INTRODUCTION

     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of MuniYield Michigan, MuniVest Michigan and MuniHoldings Michigan for use at the Meetings to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on December 15, 1999, at the time specified for each Fund in Exhibit I to this Proxy Statement and Prospectus. The mailing address for each of the Funds is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus
is November   , 1999.

     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the applicable Fund, at the address indicated above or by voting in person at the appropriate Meeting. All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, (a) all proxies will be voted "FOR"
Item 1. to approve the Agreement and Plan of Reorganization among MuniYield Michigan, MuniVest Michigan and MuniHoldings Michigan (the "Agreement and Plan of Reorganization"); and (b) for the stockholders of MuniHoldings Michigan only, all proxies submitted by MuniHoldings Michigan stockholders will be voted "FOR"
Item 2. to elect a Board of Directors of MuniHoldings Michigan to serve for the ensuing year; and "FOR" Item 3. to ratify the selection of Deloitte & Touche LLP as the independent auditors of MuniHoldings Michigan for its current fiscal year.


     With respect to Item 1, assuming a quorum is present at the Meetings, approval of the Agreement and Plan of Reorganization will require the affirmative vote of stockholders representing (i) a majority of the outstanding shares of MuniYield Michigan Common Stock and MuniYield Michigan AMPS, voting together as a single class, and a majority of the outstanding shares of MuniYield Michigan AMPS, voting separately as a class, (ii) a majority of the outstanding shares of MuniVest Michigan Common Stock and MuniVest Michigan AMPS, voting together as a single class, and a majority of the outstanding shares of MuniVest Michigan AMPS, voting separately as a class, and (iii) a majority of the outstanding shares of MuniHoldings Michigan Common Stock and MuniHoldings Michigan AMPS, voting together as a single class, and a majority of the outstanding shares of MuniHoldings Michigan AMPS, voting separately as a class. Because of the requirement that the Agreement and Plan of Reorganization be approved by stockholders of all three Funds, the Reorganization will not take place if stockholders of any one Fund do not approve the Agreement and Plan of Reorganization.



     With respect to Item 2, holders of shares of AMPS of MuniHoldings Michigan are entitled to elect two Directors of MuniHoldings Michigan, and holders of shares of AMPS and Common Stock of MuniHoldings Michigan, voting together as a single class, are entitled to elect the remaining Directors of MuniHoldings Michigan. Assuming a quorum is present, election of the two Directors of MuniHoldings Michigan to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a plurality of the votes cast by the holders of AMPS of MuniHoldings Michigan, represented at the Meeting and entitled to vote; and election of the remaining Directors of MuniHoldings Michigan will require the affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock and AMPS of MuniHoldings Michigan, represented at the Meeting and entitled to vote, voting together as a single class.



     With respect to Item 3, assuming a quorum is present, approval of the ratification of the selection of Deloitte & Touche LLP as independent auditors of MuniHoldings Michigan will require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and AMPS of MuniHoldings Michigan represented at the Meeting in person or by proxy, and entitled to vote, voting together as a single class.


     The Board of Directors of each of the Funds has fixed the close of business on October 20, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, each Fund had outstanding the number of shares of Common Stock and AMPS indicated in Exhibit I. To the knowledge of the management of each of the Funds, no person owned beneficially more than 5% of the respective outstanding shares of either class of capital stock of any Fund at the Record Date.

     The Boards of Directors of the Funds know of no business other than that discussed in Items 1, 2, and 3 above that will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The class of stockholders solicited and entitled to vote on each proposal is outlined in the chart below:

---------------------------------------------------------------------------------------------------------------
                                      MUNIYIELD MICHIGAN        MUNIVEST MICHIGAN       MUNIHOLDINGS MICHIGAN
---------------------------------------------------------------------------------------------------------------
                                     COMMON                    COMMON                    COMMON
ITEM                                  STOCK        AMPS         STOCK        AMPS         STOCK        AMPS
---------------------------------------------------------------------------------------------------------------
 1.  Approval of Agreement and
     Plan of Reorganization......      Yes          Yes          Yes          Yes          Yes          Yes
---------------------------------------------------------------------------------------------------------------
 2.  Election of Directors(1)....      No           No           No           No           Yes          Yes
---------------------------------------------------------------------------------------------------------------
 3.  Ratification of Selection of
     Independent Auditors........      No           No           No           No           Yes          Yes
---------------------------------------------------------------------------------------------------------------

(1) Seven directors of MuniHoldings Michigan are to be elected: two Directors are to be elected by the holders of MuniHoldings Michigan AMPS voting separately as a class; and the remaining five Directors are to be elected by holders of MuniHoldings Michigan Common Stock and AMPS, voting together as a single class.


                          ITEM 1.  THE REORGANIZATION


                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan of Reorganization attached hereto as
Exhibit II.

     In this Proxy Statement and Prospectus, the term "Reorganization" refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of MuniVest Michigan by MuniYield Michigan and the subsequent distribution of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS to the holders of MuniVest Michigan Common Stock and MuniVest Michigan AMPS, respectively; (ii) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of MuniHoldings Michigan by MuniYield Michigan and the subsequent distribution of MuniYield Michigan Common Stock and MuniYield Michigan Series C AMPS to the holders of MuniHoldings Michigan Common Stock and MuniHoldings Michigan AMPS, Series A, respectively; (iii) the designation of the currently outstanding series of MuniYield Michigan AMPS as Series A AMPS and (iv) the subsequent deregistration and dissolution of each of MuniVest Michigan and MuniHoldings Michigan.


     At meetings of the Boards of Directors of each of the Funds, the Board of Directors of each of the Funds approved the Reorganization. Subject to obtaining the necessary approvals from the stockholders of each of the Funds, the Board of Directors of each Acquired Fund also deemed advisable the deregistration of the Fund under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its dissolution under the laws of the State of Maryland. The Reorganization requires approval of the stockholders of each of the three Funds. The Reorganization will not take place if the stockholders of any one Fund do not approve the Agreement and the Plan of Reorganization.

     Each of the Funds seeks to provide stockholders with current income exempt from Federal and Michigan income taxes. Each of the Funds seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Michigan income taxes.

     Each of the Funds is a non-diversified, leveraged, closed-end management investment company registered under the Investment Company Act. If the stockholders of the Funds approve the Reorganization, (i) MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS will be issued to MuniVest Michigan in exchange for the assets of MuniVest Michigan; (ii) MuniYield Michigan Common Stock and MuniYield Michigan Series C AMPS will be issued to MuniHoldings Michigan in exchange for the assets of MuniHoldings Michigan; and
(iii) MuniVest Michigan and MuniHoldings Michigan will distribute these shares to their respective stockholders as provided in the Agreement and Plan of Reorganization. After the Reorganization, each of MuniVest Michigan and MuniHoldings Michigan will terminate its registration under the Investment Company Act and its incorporation under Maryland law.


     Based upon their evaluation of all relevant information, the Directors of each of the Funds have determined that the Reorganization will potentially benefit the holders of Common Stock of that Fund. Specifically, after the Reorganization, stockholders of each of the Acquired Funds will remain invested in a closed-end fund with an investment objective and policies substantially similar to the Acquired Fund's investment objective and policies and that uses substantially the same management personnel. In addition, it is anticipated that common stockholders of each of the Funds will be subject to a reduced overall operating expense ratio based on the anticipated pro forma combined total operating expenses and the total combined assets of the surviving fund after the Reorganization. The Boards also considered the relative tax positions of the Funds' portfolios. It is not anticipated that the Reorganization will directly benefit the holders of shares of AMPS of any of the Funds; however, the Reorganization will not adversely affect the holders of shares of any series of AMPS of any of the Funds and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of any of the Funds.


     If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the Internal Revenue Service (the "IRS") concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization or an opinion of counsel to the same effect. Under the Agreement and Plan of Reorganization, however, the Board of Directors of any Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the stockholders of that Fund to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the Funds' stockholders, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Boards of Directors of all of the Funds or
(ii) by the Board of Directors of any Fund if any condition to that Fund's obligations has not been fulfilled or waived by such Fund's Board of Directors.

       PRO FORMA FEE TABLE FOR COMMON STOCKHOLDERS OF MUNIYIELD MICHIGAN,
                  MUNIVEST MICHIGAN, MUNIHOLDINGS MICHIGAN AND
              THE COMBINED FUND AS OF JUNE 30, 1999 (UNAUDITED)(A)


                                                            ACTUAL
                                             -------------------------------------
                                             MUNIYIELD    MUNIVEST    MUNIHOLDINGS    PRO FORMA
                                             MICHIGAN     MICHIGAN      MICHIGAN      COMBINED
                                             ---------    --------    ------------    ---------
COMMON STOCKHOLDER TRANSACTION EXPENSES
  Maximum Sales Load (as a percentage of
     offering price).......................    None(b)      None(b)       None(b)       None(c)
  Dividend Reinvestment Plan Fees..........    None         None          None          None
ANNUAL EXPENSES (AS A PERCENTAGE OF NET
  ASSETS ATTRIBUTABLE TO COMMON STOCK AT
  JUNE 30, 1999)(d)
  Investment Advisory Fees(e)..............    0.73%        0.75%         0.91%         0.76%
  Interest Payments on Borrowed Funds......    None         None          None          None
  Other Expenses...........................    0.37%        0.39%         0.58%         0.28%
                                               ----         ----          ----          ----
Total Annual Expenses(e)...................    1.10%        1.14%         1.49%         1.04%
                                               ====         ====          ====          ====


---------------
(a) No information is presented with respect to AMPS because no Fund's operating expenses or expenses of the Reorganization will be borne by the holders of AMPS of any of the Funds. Generally, AMPS are sold at a fixed liquidation preference of $25,000 per share and investment return is set at an auction.

(b) Shares of Common Stock purchased in the secondary market may be subject to brokerage commissions or other charges.

(c) No sales load will be charged on the issuance of shares in the Reorganization. Shares of Common Stock are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(d) The pro forma annual operating expenses for the combined fund are projections for a 12-month period.


(e) Based on average net assets of each Fund and the combined fund, excluding assets attributable to AMPS. If assets attributable to AMPS are included, the Investment Advisory fee for MuniYield Michigan, MuniVest Michigan and the combined fund would be 0.50% and the Investment Advisory Fee for MuniHoldings Michigan would be 0.55%. The Total Annual Expenses for each Fund and the combined fund would be 0.75%, 0.76%, 0.87% and 0.69%, respectively.

EXAMPLE:

               CUMULATIVE EXPENSES PAID ON SHARES OF COMMON STOCK
                           FOR THE PERIODS INDICATED:


                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
An investor would pay the following expenses on a $1,000
  investment, assuming (1) the operating expense ratio
  for each Fund (as a percentage of net assets
  attributable to Common Stock) set forth in the table
  above and (2) a 5% annual return throughout the period:
     MuniYield Michigan..................................   $11        $35        $61        $134
     MuniVest Michigan...................................   $12        $36        $63        $139
     MuniHoldings Michigan...............................   $15        $46        $79        $172
     Combined Fund*......................................   $11        $33        $57        $127


---------------
* Assumes that the Reorganization had taken place on June 30, 1999.

     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a common stockholder of each of the Funds will bear directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. THE EXAMPLE SET FORTH ABOVE ASSUMES THAT SHARES OF COMMON STOCK WERE PURCHASED IN THE INITIAL OFFERINGS AND THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND USES A 5% ANNUAL RATE OF RETURN AS MANDATED BY SECURITIES AND EXCHANGE COMMISSION (THE "SEC") REGULATIONS. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN. ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. See "Comparison of the Funds" and "The Reorganization -- Potential Benefits to Common Stockholders of the Funds as a Result of the Reorganization."

BUSINESS OF MUNIYIELD
  MICHIGAN.................   MuniYield Michigan was incorporated under the laws
                              of the State of Maryland on July 1, 1992 and commenced operations on October 30, 1992.
                              MuniYield Michigan is a non-diversified, leveraged, closed-end management investment company whose investment objective is to provide stockholders with current income exempt from Federal and Michigan income taxes. MuniYield
                              Michigan seeks to achieve its investment objective by investing primarily in a portfolio of long-term investment grade obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Michigan income taxes ("Michigan Municipal Bonds"). Under normal circumstances, at least 80% of MuniYield
                              Michigan's total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. See "Comparison of the Funds -- Investment Objectives and Policies."


                              MuniYield Michigan has outstanding Common Stock and one series of AMPS, which shall be referred to herein as "MuniYield Michigan AMPS." As of August 31, 1999, MuniYield Michigan had net assets of $157,285,667.


BUSINESS OF MUNIVEST
  MICHIGAN.................   MuniVest Michigan was incorporated under the laws
                              of the State of Maryland on February 19, 1993 and commenced operations on April 30, 1993. MuniVest
                              Michigan is a non-diversified, leveraged, closed-end management investment company whose investment objective is to provide stockholders with current income exempt from Federal and Michigan income taxes. MuniVest Michigan seeks to achieve its objective by investing primarily in a portfolio of Michigan Municipal Bonds. Under normal circumstances at least 80% of MuniVest Michigan's total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. See "Comparison of the
                              Funds -- Investment Objectives and Policies."


                              MuniVest Michigan has outstanding Common Stock and one series of AMPS, which shall be referred to herein as "MuniVest Michigan AMPS." As of August 31, 1999, MuniVest Michigan had net assets of $147,830,824.


BUSINESS OF MUNIHOLDINGS
  MICHIGAN.................   MuniHoldings Michigan was incorporated under the
                              laws of the State of Maryland on November 23, 1998 and commenced operations on January 29, 1999.
                              MuniHoldings Michigan is a non-diversified, leveraged, closed-end management investment company whose investment objective is to provide stockholders with current income exempt from Federal and Michigan income taxes. MuniHoldings
                              Michigan seeks to achieve its investment objective by investing primarily in a portfolio of Michigan
                              Municipal Bonds. Under normal circumstances, at least 80% of MuniHoldings Michigan's total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. See
                              "Comparison of the Funds -- Investment Objectives and Policies."


                              MuniHoldings Michigan has outstanding Common Stock and one series of AMPS, designated Series A, which shall be referred to herein as "MuniHoldings Michigan AMPS." As of August 31, 1999, MuniHoldings Michigan had net assets of $98,627,153.


COMPARISON OF THE FUNDS....   Investment Objectives and Policies.  The Funds
                              have substantially similar investment objectives and policies. All three Funds seek to provide current income exempt from Federal and Michigan income taxes and seek to maintain as much of their respective portfolios invested in Michigan
                              Municipal Bonds as possible. See "Comparison of the Funds -- Investment Objectives and Policies."


                              Capital Stock. Each Fund has outstanding both Common Stock and AMPS. The Common Stock of each of the Funds is traded on the NYSE. As of August 31, 1999, (i) the net asset value per share of MuniYield Michigan Common Stock was $14.44 and the market price per share was $13.0625; (ii) the net asset value per share of MuniVest Michigan Common Stock was $13.24 and the market price per share was $12.0625; and (iii) the net asset value per share of MuniHoldings Michigan Common Stock was $13.16 and the market price per share was $11.9375. The AMPS of each of the Funds have a liquidation preference of $25,000 per share and are sold principally at auctions. See "Comparison of the Funds -- Capital Stock."


                              Auctions generally have been held and will be held every seven days for each series of AMPS of each of the Funds unless the applicable Fund elects, subject to certain limitations, to have a special dividend period. In connection with the Reorganization, a holder of AMPS of an Acquired Fund may receive MuniYield Michigan AMPS with a dividend payment date and an auction date that fall on a day of the week that is different from the schedule of the AMPS of the Acquired Fund that he or she holds. See "Comparison of the Funds -- Capital Stock." The following table provides information about the dividend rates for each series of AMPS of each of the Funds as of a recent auction.



                                                                                            DIVIDEND
                                       AUCTION DATE                 FUND           SERIES     RATE
                                       ------------         ---------------------  ------   --------
                                       September 21, 1999    MuniYield Michigan      *         3.50%
                                       September 17, 1999     MuniVest Michigan      *         3.50%
                                       September 22, 1999   MuniHoldings Michigan    A         3.70%


                              ---------------------------------------------

                              * No series designation.



                              Advisory Fees. The investment adviser for each of the Funds is Fund Asset Management, L.P. ("FAM"). FAM is an affiliate of MLAM, and both FAM and MLAM are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The Asset Management Group of ML & Co. (which includes FAM) acts as investment adviser for over 100 other registered investment companies and also offers portfolio management and portfolio analysis services to individuals and institutional accounts.


                              FAM is responsible for the management of each Fund's investment portfolio and for providing administrative services to each Fund. Fred K. Stuebe serves as the portfolio manager for MuniYield Michigan and MuniVest Michigan. Fred K. Stuebe and Robert A. DiMella serve as the portfolio managers for MuniHoldings Michigan. After the Reorganization, Mr. Stuebe will serve as portfolio manager of the combined fund.

                              Pursuant to separate investment advisory agreements between each Fund and FAM, MuniYield Michigan and MuniVest Michigan each pay FAM a monthly fee at the annual rate of 0.50% of such Fund's average weekly net assets, including assets acquired from the sale of AMPS. MuniHoldings Michigan pays FAM a monthly fee at the annual rate of 0.55% of such Fund's average weekly net assets, including assets acquired from the sale of AMPS. Subsequent to the Reorganization, FAM will continue to receive compensation at the rate of 0.50% of the average weekly net assets, including assets acquired from the sale of AMPS, of the combined fund. For MuniHoldings Michigan, this represents a fee reduction. See "Comparison of the Funds -- Management of the Funds."

                              Other Significant Fees. The Bank of New York is the custodian, transfer agent, dividend disbursing agent and registrar for the Common Stock of each Fund. The Bank of New York is also the transfer agent, dividend disbursing agent, registrar and auction agent for each Fund's AMPS. The principal business addresses are as follows: The Bank of New York, 90 Washington Street, New York, New York 10286 (for its custodial services) and 101 Barclay Street, New York, New York 10286

                              (for its transfer and auction agency services). See "Comparison of the Funds -- Management of the Funds."



                              Overall Expense Ratio. As of June 30, 1999, the overall annualized operating expense ratio for MuniYield Michigan was 1.10%, based on average net assets of approximately $110.2 million excluding AMPS, and 0.75%, based on average net assets of approximately $160.2 million including AMPS; the overall annualized operating expense ratio for MuniVest Michigan was 1.14%, based on average net assets of approximately $100.3 million excluding AMPS, and 0.76%, based on average net assets of approximately $150.3 million including AMPS; the overall annualized operating expense ratio for MuniHoldings Michigan was 1.49%, based on average net assets of approximately $61.0 million excluding AMPS, and 0.87%, based on average net assets of approximately $101.0 million including AMPS. If the Reorganization had taken place on June 30, 1999, the estimated pro forma combined annualized operating expense ratio for the combined fund on a pro forma basis would have been 1.04%, based on average net assets of approximately $271.5 million excluding AMPS, and 0.69%, based an average net assets of approximately $411.5 million including AMPS.


                              Purchases and Sales of Common Stock and
                              AMPS. Purchase and sale procedures for the Common Stock of each of the Funds are identical, and investors typically purchase and sell shares of Common Stock of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell shares of Common Stock of the Funds through privately negotiated transactions with existing stockholders.


                              Purchase and sale procedures for the AMPS of each of the Funds also are identical. Such AMPS generally are purchased and sold at separate auctions conducted on a regular basis by The Bank of New York, as the auction agent for each Fund's AMPS (the "Auction Agent"). Unless otherwise permitted by the Funds, existing and potential holders of AMPS only may participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of AMPS to the Auction Agent. On or prior to each auction date for the AMPS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold AMPS to its broker-dealer. Outside of these auctions, shares of AMPS may be purchased or sold through broker-dealers for the AMPS in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or if it does develop, that it will provide holders with a liquid trading market for the AMPS of any of the Funds.


                              Ratings of AMPS. The AMPS of each Fund have been assigned a rating of AAA from Standard & Poor's ("S&P"). The AMPS of MuniYield Michigan and MuniVest Michigan have each been assigned a rating of "aa1" from Moody's Investors Service, Inc. ("Moody's"). The AMPS of MuniHoldings Michigan have been assigned a rating of "aaa" from Moody's. It is anticipated that following the Reorganization the AMPS of the combined fund will be rated AAA by S&P and "aaa" by Moody's. See "Comparison of the Funds -- Rating Agency Guidelines."

                              Portfolio Insurance. Each of the Funds has a similar policy with respect to obtaining insurance for portfolio securities. Under normal circumstances, at least 80% of each Fund's assets will be invested in municipal obligations either
                              (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. See "Comparison of the Funds -- Investment Objectives and Policies -- Portfolio Insurance."

                              Ratings of Municipal Obligations. Each of the Funds will invest only in municipal obligations that at the time of purchase are considered investment grade.

                              Portfolio Transactions.  The portfolio
                              transactions in which the Funds may engage are similar, as are the procedures for such transactions. See "Comparison of the
                              Funds -- Portfolio Transactions."

                              Dividends and Distributions. The methods of dividend payment and distributions are similar for all of the Funds, both with respect to the Common Stock and the AMPS of each Fund. See "Comparison of the Funds -- Dividends and Distributions."

                              Net Asset Value. The net asset value per share of Common Stock of each Fund is determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the Fund is divided by the total number of shares of Common Stock of the Fund outstanding at such time. Expenses, including fees payable to FAM, are accrued daily. See "Comparison of the Funds -- Net Asset Value."

                              Voting Rights. The corresponding voting rights of the holders of shares of each Fund's Common Stock are substantially similar. Likewise, the corresponding voting rights of the holders of shares of each Fund's AMPS are substantially similar. See "Comparison of the Funds -- Capital Stock."

                              Stockholder Services. An automatic dividend reinvestment plan is available to holders of shares of each Fund's Common Stock. The plans are similar for the three Funds. See "Comparison of the Funds -- Automatic Dividend Reinvestment Plan." Other stockholder services, including the provision of annual and semi-annual reports, are the same for the three Funds.

OUTSTANDING SECURITIES OF MUNIYIELD MICHIGAN, MUNIVEST MICHIGAN AND MUNIHOLDINGS
                         MICHIGAN AS OF AUGUST 31, 1999

                                                                                         AMOUNT
                                                                                       OUTSTANDING
                                                                 AMOUNT HELD BY    EXCLUSIVE OF AMOUNT
                                                     AMOUNT     FUND FOR ITS OWN    SHOWN IN PREVIOUS
TITLE OF CLASS                                     AUTHORIZED       ACCOUNT              COLUMN
--------------                                     -----------  ----------------   -------------------
MuniYield Michigan
  Common Stock...................................  199,999,000     -0-                  7,431,634
  AMPS...........................................        2,000     -0-                    1,000
MuniVest Michigan
  Common Stock...................................  199,999,000     -0-                  7,387,697
  AMPS...........................................        2,000     -0-                    2,000
MuniHoldings Michigan
  Common Stock...................................  199,998,400     -0-                  4,453,667
  AMPS...........................................        1,600     -0-                    1,600


TAX CONSIDERATIONS.........   The Funds have jointly requested a private letter
                              ruling from the IRS with respect to the
                              Reorganization to the effect that, among other things, no Fund will recognize gain or loss on the transaction and the stockholders of the Acquired
                              Funds will not recognize gain or loss on the exchange of their shares for MuniYield Michigan
                              Common Stock (except to the extent that a common stockholder in an Acquired Fund receives cash representing an interest in less than a full share of MuniYield Michigan Common Stock in the
                              Reorganization) or MuniYield Michigan AMPS. The consummation of the Reorganization is subject to the receipt of such ruling or of an opinion of counsel to the same effect. The Reorganization will not affect the status of MuniYield Michigan as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the
                              "Code"). Each of the Acquired Funds will liquidate pursuant to the Reorganization. See "Agreement and Plan of Reorganization -- Tax Consequences of the
                              Reorganization."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Since each of the three Funds invests primarily in a portfolio of Michigan Municipal Bonds, any risks inherent in such investments are equally applicable to all three Funds and will be similarly pertinent to the combined fund after the Reorganization. It is expected that the Reorganization itself will not adversely affect the rights of holders of shares of Common Stock or of any series of AMPS of any of the Funds or create additional risks.

MICHIGAN MUNICIPAL BONDS

     Each of the Funds ordinarily invests at least 65% of its portfolio in Michigan Municipal Bonds. As a result, each Fund is more exposed to risks affecting issuers of Michigan Municipal Bonds than is a municipal bond fund that invests more widely. See "Comparison of the Funds -- Special Considerations Relating to Michigan Municipal Bonds" and Exhibit III -- "Economic and Other Conditions in Michigan."

INTEREST RATE AND CREDIT RISK

     Each Fund invests in municipal bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

NON-DIVERSIFICATION

     Each Fund is registered as a "non-diversified" investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since a Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to the effects of any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, each Fund must still meet the diversification requirements of applicable Federal income tax law.

RATING CATEGORIES


     The Funds intend to invest in municipal bonds that are rated investment grade by S&P, Moody's or Fitch IBCA, Inc. ("Fitch") or are considered by FAM to be of comparable quality. Obligations rated in the lowest investment grade category may have certain speculative characteristics.


PRIVATE ACTIVITY BONDS


     Each Fund may invest in certain tax-exempt securities classified as "private activity bonds." These bonds may subject certain investors in a Fund to the Federal alternative minimum tax.


PORTFOLIO INSURANCE

     Each of the Funds is subject to certain investment restrictions imposed by guidelines of the insurance companies that issue portfolio insurance. The Funds do not believe these guidelines prevent FAM from managing the Funds' portfolios in accordance with the Funds' investment objective and policies.

LEVERAGE


     Use of leverage, through the issuance of AMPS, involves certain risks to holders of Common Stock of each of the Funds. For example, each Fund's issuance of AMPS may result in higher volatility of the net asset value of its Common Stock and potentially more volatility in the market value of its Common Stock. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the AMPS will affect the yield to holders of Common Stock. Under certain circumstances, when a Fund is required to allocate taxable income to holders of AMPS, the Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from that allocation (an "Additional Distribution"). Leverage will allow holders of each Fund's Common Stock to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Distribution) paid on the AMPS. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of the Fund's Common Stock, the use of leverage will increase the amount of such gains distributed to holders of the Fund's Common Stock. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the AMPS approaches the net return on a Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be decreased. If the current dividend rate (and any Additional Distribution) on the AMPS were to exceed the net return on a Fund's portfolio, holders of Common Stock would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing AMPS and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any AMPS offering) will be borne entirely by holders of the Fund's Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged. If a Fund is liquidated, holders of that Fund's AMPS will be entitled to receive liquidating distributions before any distribution is made to holders of Common Stock of that Fund.

     In an extreme case, a decline in net asset value could affect each Fund's ability to pay dividends on its Common Stock. Failure to make such dividend payments could adversely affect the Fund's qualification as a RIC under the Federal tax laws. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders." However, each Fund intends to take all measures necessary to make Common Stock dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either the Common Stock or the AMPS, the Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its AMPS for any reason and may redeem all or part of its AMPS under the following circumstances:


     - if the Fund anticipates that its leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Stock than the Fund can obtain if the Common Stock were not leveraged,


     - if the asset coverage for the AMPS declines below 200%, either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of Common Stock in tender offers or otherwise, or

     - in order to maintain the asset coverage established by Moody's and S&P in rating the AMPS.

Redemption of the AMPS or insufficient investment income to make dividend payments, may reduce the net asset value of the Common Stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

PORTFOLIO MANAGEMENT

     The portfolio management strategies of the Funds are the same. In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where a Fund's leverage could adversely affect holders of Common Stock as noted above, or in anticipation of such changes, each Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of its Common Stock. Each Fund also may attempt to reduce the degree to which it is leveraged by redeeming AMPS pursuant to the provisions of the Fund's Articles Supplementary establishing the rights and preferences of the AMPS or otherwise purchasing shares of AMPS. Purchases and sales or redemptions of AMPS, whether on the open market or in negotiated transactions, are subject to limitations under the Investment Company Act. If market conditions subsequently change, each Fund may sell previously unissued shares of AMPS or shares of AMPS that the Fund previously issued but later repurchased or redeemed.

INVERSE FLOATING OBLIGATIONS

     A Fund's investments in "inverse floating obligations" or "residual interest bonds" provide investment leverage because their market value increases or decreases in response to market changes at a greater rate than fixed rate, long term tax exempt securities. The market values of such securities are more volatile than the market values of fixed rate, tax exempt securities.

OPTIONS AND FUTURES TRANSACTIONS

     Each Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer. Each Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Funds are not required to use hedging and may choose not to do so.

ANTITAKEOVER PROVISIONS

     The Articles of Incorporation of each of the Funds (in each case the "Charter") include provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

RATINGS CONSIDERATIONS


     The AMPS of each of the Funds have received a rating of AAA from S&P. The AMPS of MuniYield Michigan and MuniVest Michigan have received a rating of "aa1," and the AMPS MuniHoldings Michigan have received a rating of "aaa," from Moody's. It is anticipated that the AMPS of the combined fund will receive a rating of "aaa" from Moody's. In order to maintain these ratings, the Funds are required to maintain portfolio holdings meeting specified guidelines of such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the Investment Company Act.


     As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of shares of AMPS will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody's and S&P by the Funds and FAM and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock of the Funds has not been rated by a nationally recognized statistical rating organization.

     The Board of Directors of each of the Funds, without stockholder approval, may amend, alter or repeal certain definitions or restrictions which have been adopted by the Fund pursuant to the rating agency guidelines, in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS.

                            COMPARISON OF THE FUNDS

FINANCIAL HIGHLIGHTS

  MuniYield Michigan


     The financial information in the table below, except for the six month period ended April 30, 1999, which is unaudited and has been provided by FAM, has been audited in conjunction with the annual audits of the financial statements of the Fund by Ernst & Young LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.



                                                            FOR THE SIX
                                                               MONTHS               FOR THE YEAR ENDED OCTOBER 31,
                                                               ENDED           -----------------------------------------
                                                           APRIL 30, 1999        1998       1997       1996       1995
                                                           --------------      --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSET VALUE:
  PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................     $  15.93         $  15.51   $  15.16   $  15.13   $  13.70
                                                              --------         --------   --------   --------   --------
Investment income -- net.................................          .51             1.07       1.09       1.11       1.13
Realized and unrealized gain (loss) on
  investments -- net.....................................         (.21)             .46        .33        .03       1.71
                                                              --------         --------   --------   --------   --------
Total from investment operations.........................          .30             1.53       1.42       1.14       2.84
                                                              --------         --------   --------   --------   --------
Less dividends and distributions to Common Stock
  shareholders:
  Investment income -- net...............................         (.44)            (.83)      (.84)      (.87)      (.86)
    Realized gain on investments -- net..................         (.21)              --         --         --       (.26)
    In excess of realized gain on investments -- net.....           --             (.04)        --         --         --
                                                              --------         --------   --------   --------   --------
Total dividends and distributions to Common Stock
  shareholders...........................................         (.65)            (.87)      (.84)      (.87)     (1.12)
                                                              --------         --------   --------   --------   --------
Effect of Preferred Stock activity:
  Dividends and distributions to Preferred Stock
    shareholders:
    Investment income -- net.............................         (.07)            (.21)      (.23)      (.24)      (.23)
    Realized gain on investments -- net..................         (.03)              --         --         --       (.06)
    In excess of realized gain on investments -- net.....           --             (.03)        --         --         --
                                                              --------         --------   --------   --------   --------
Total effect of Preferred Stock activity.................         (.10)            (.24)      (.23)      (.24)      (.29)
                                                              --------         --------   --------   --------   --------
Net asset value, end of period...........................     $  15.48         $  15.93   $  15.51   $  15.16   $  15.13
                                                              ========         ========   ========   ========   ========
Market price per share, end of period....................     $14.8125         $ 15.875   $  14.50   $  14.25   $  13.50
                                                              ========         ========   ========   ========   ========
TOTAL INVESTMENT RETURN:**
Based on market price per share..........................         (2.71)%#        16.03%      8.00%     12.14%     23.73%
                                                              ========         ========   ========   ========   ========
Based on net asset value per share.......................         1.32%#           8.85%      8.58%      6.45%     20.20%
                                                              ========         ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:***
Expenses.................................................          .76%*            .74%       .74%       .75%       .78%
                                                              ========         ========   ========   ========   ========
Investment income -- net.................................         4.67%*           4.79%      4.96%      5.03%      5.44%
                                                              ========         ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, net of Preferred Stock, end of period (in
  thousands).............................................     $115,032         $117,511   $114,392   $111,834   $111,600
                                                              ========         ========   ========   ========   ========
Preferred Stock outstanding, end of period (in
  thousands).............................................     $ 50,000         $ 50,000   $ 50,000   $ 50,000   $ 50,000
                                                              ========         ========   ========   ========   ========
Portfolio turnover.......................................        22.93%           41.65%     16.68%     21.82%     41.11%
                                                              ========         ========   ========   ========   ========
DIVIDENDS PER SHARE ON PREFERRED STOCK OUTSTANDING
Investment income -- net.................................     $    278         $    782   $    849   $    882   $    836
                                                              ========         ========   ========   ========   ========
LEVERAGE:
Asset coverage per $1,000................................     $  3,301         $  3,360   $  3,288   $  3,237   $  3,232
                                                              ========         ========   ========   ========   ========


---------------
  * Annualized.

 ** Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.


*** Do not reflect the effect of dividends to Preferred Stock shareholders.



 # Aggregate total investment return.


  MuniVest Michigan


     The financial information in the table below, except for the six month period ended April 30, 1999, which is unaudited and has been provided by FAM, has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.



                                                            FOR THE SIX
                                                               MONTHS               FOR THE YEAR ENDED OCTOBER 31,
                                                               ENDED           -----------------------------------------
                                                           APRIL 30, 1999        1998       1997       1996       1995
                                                           --------------      --------   --------   --------   --------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................     $  14.46         $  13.95   $  13.65   $  13.65   $  11.83
                                                              --------         --------   --------   --------   --------
Investment income -- net.................................          .47              .98       1.01       1.01       1.01
Realized and unrealized gain (loss) on
  investments -- net.....................................         (.19)             .51        .30          -+      1.82
                                                              --------         --------   --------   --------   --------
Total from investment
  operations.............................................          .28             1.49       1.31       1.01       2.83
                                                              --------         --------   --------   --------   --------
Less dividends to Common Stock shareholders:
    Investment income -- net.............................         (.37)            (.75)      (.78)      (.77)      (.76)
                                                              --------         --------   --------   --------   --------
Effect of Preferred Stock activity:
  Dividends to Preferred Stock shareholders:
  Investment income -- net...............................         (.10)            (.23)      (.23)      (.24)      (.25)
                                                              --------         --------   --------   --------   --------
Total effect of Preferred Stock activity.................         (.10)            (.23)      (.23)      (.24)      (.25)
                                                              --------         --------   --------   --------   --------
Net asset value, end of period...........................     $  14.27         $  14.46   $  13.95   $  13.65   $  13.65
                                                              ========         ========   ========   ========   ========
Market price per share, end of period....................     $  13.25         $ 14.625   $ 13.313   $ 12.375   $  12.25
                                                              ========         ========   ========   ========   ========
TOTAL INVESTMENT RETURN:**
Based on market price per share..........................         (6.93)%#        16.12%     14.32%      7.40%     27.59%
                                                              ========         ========   ========   ========   ========
Based on net asset value per
  share..................................................         1.37%#           9.56%      8.60%      6.32%     23.18%
                                                              ========         ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS***
Expenses.................................................          .79%*            .76%       .75%       .77%       .77%
                                                              ========         ========   ========   ========   ========
Investment income -- net.................................         4.50%*           4.65%      4.89%      4.91%      5.21%
                                                              ========         ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, net of Preferred Stock, end of period (in
  thousands).............................................     $105,387         $106,834   $102,924   $100,702   $100,729
                                                              ========         ========   ========   ========   ========
Preferred Stock outstanding, end of period (in
  thousands).............................................     $ 50,000         $ 50,000   $ 50,000   $ 50,000   $ 50,000
                                                              ========         ========   ========   ========   ========
Portfolio turnover.......................................        24.64%           48.30%     22.43%     47.10%     53.85%
                                                              ========         ========   ========   ========   ========
DIVIDENDS PER SHARE ON PREFERRED STOCK OUTSTANDING:
Investment income -- net.................................     $    377         $    836   $    835   $    886   $    939
                                                              ========         ========   ========   ========   ========
LEVERAGE:
Asset coverage per $1,000................................     $  3,108         $  3,137   $  3,058   $  3,014   $  3,015
                                                              ========         ========   ========   ========   ========


---------------
  * Annualized.

 ** Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.


*** Do not reflect the effect of dividends to Preferred Stock shareholders.



  + Amount is less than $.01 per share.



 # Aggregate total investment return.



  MuniHoldings Michigan



     The financial information in the table below, has been audited in conjunction with the annual audit of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. The following per share data and ratios have been derived from information provided in the financial statements of the Fund.



                                                                 FOR THE PERIOD
                                                              JANUARY 29, 1999+ TO
                                                              SEPTEMBER 30, 1999##
                                                              --------------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................
Investment income -- net....................................
Realized and unrealized gain (loss) on investments -- net...
Total from investment operations............................
Less dividends and distributions to Common Stock
  shareholders:
  Investment income -- net..................................
  Realized gain on investment -- net........................
Total dividends and distributions to Common Stock
  shareholders..............................................
Capital charge resulting from issuance of Common Stock......
Effect of Preferred Stock activity:++
  Dividends and distributions to Preferred Stock
     shareholders:
  Investment income -- net..................................
  Realized gain on investments -- net.......................
  Capital charge resulting from issuance of Preferred
     Stock..................................................
Total effect of Preferred Stock activity....................
Net asset value, end of period..............................
Market price per share, end of period.......................
TOTAL INVESTMENT RETURN:**
Based on market price per share.............................
Based on net asset value per share..........................
RATIOS BASED ON AVERAGE NET ASSETS ATTRIBUTABLE TO COMMON
  STOCK:***
Amount of Dividends to Preferred Stockholders...............
Investment Income Net, to Common Stockholders...............
RATIOS BASED ON TOTAL AVERAGE NET ASSETS....................
Expenses, net of reimbursement..............................
Expenses....................................................
Investment income -- net....................................

                                                                 FOR THE PERIOD
                                                              JANUARY 29, 1999+ TO
                                                              SEPTEMBER 30, 1999##
                                                              --------------------
SUPPLEMENTAL DATA:
Net assets, net of Preferred Stock, end of period (in
  thousands)................................................
Preferred Stock outstanding, end of period (in thousands)...
Portfolio turnover..........................................
DIVIDENDS PER SHARE ON PREFERRED STOCK OUTSTANDING:
Investment income -- net....................................
LEVERAGE:
Asset coverage per $1,000...................................


---------------
   * Annualized.

  ** Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

 *** Does not reflect the effect of dividends to Preferred Stock shareholders.

   + Commencement of operations.

  ++ The Fund's Preferred Stock was issued on February 22, 1999.

   # Aggregate total investment return.


 ## To be filed by amendment.

                        PER SHARE DATA FOR COMMON STOCK*

               TRADED ON THE NEW YORK STOCK EXCHANGE (UNAUDITED)

  MuniYield Michigan

                                                                                      PREMIUM
                                                                                    (DISCOUNT)
                                                                                      TO NET
                              MARKET PRICE ($)**       NET ASSET VALUE ($)        ASSET VALUE (%)
                             --------------------      --------------------      -----------------
QUARTER ENDED*                HIGH          LOW         HIGH          LOW        HIGH        LOW
--------------               -------      -------      -------      -------      -----      ------
January 31, 1997...........  14.00        13.625        15.22        14.98       (5.30)      (9.29)
April 30, 1997.............  13.625       13.125        14.90        14.70       (8.56)     (11.08)
July 31, 1997..............  14.75        14.25         15.75        15.28       (5.86)      (9.00)
October 31, 1997...........  14.75        14.00         15.56        15.32       (6.03)      (8.22)
January 31, 1998...........  16.0625      14.8125       16.03        15.73       (0.16)      (7.66)
April 30, 1998.............  14.4375      13.9375       15.77        15.30        1.20       (8.95)
July 31, 1998..............  15.00        14.5625       15.75        15.64       (4.40)      (8.94)
October 31, 1998...........  16.625       15.3125       16.29        15.89       (0.35)      (6.05)
January 31, 1999...........  16.125       15.50         15.79        15.56        4.82       (1.21)
April 30, 1999.............  15.25        14.625        15.59        15.48        1.15       (5.24)
July 31, 1999..............  14.00        13.6875       14.97        14.80       (4.97)      (8.07)

  MuniVest Michigan

                                                                                      PREMIUM
                                                                                    (DISCOUNT)
                                                                                      TO NET
                              MARKET PRICE ($)**       NET ASSET VALUE ($)        ASSET VALUE (%)
                             --------------------      --------------------      -----------------
QUARTER ENDED*                HIGH          LOW         HIGH          LOW        HIGH        LOW
--------------               -------      -------      -------      -------      -----      ------
January 31, 1997...........  12.50        12.00         13.69        13.46       (8.33)     (12.73)
April 30, 1997.............  12.625       12.00         13.39        13.21       (5.52)     (10.20)
July 31, 1997..............  13.00        12.5625       14.16        13.72        9.83      (10.27)
October 31, 1997...........  13.75        13.125        13.99        13.76       (1.43)      (8.94)
January 31, 1998...........  13.6875      13.3125       14.48        14.20       (3.26)      (6.21)
April 30, 1998.............  13.8125      12.75         14.26        13.80       (1.91)     (10.27)
July 31, 1998..............  13.375       13.125        14.24        14.15       (2.64)      (8.39)
October 31, 1998...........  14.6875      13.625        14.80        14.43        1.14       (7.55)
January 31, 1999...........  14.25        13.5625       14.57        14.33        0.68       (7.68)
April 30, 1999.............  13.75        13.1875       14.39        14.27        0.75       (7.15)
July 31, 1999..............  12.75        12.625        13.73        13.56       (2.14)      (9.45)

  MuniHoldings Michigan

                                                                                      PREMIUM
                                                                                    (DISCOUNT)
                                                                                      TO NET
                              MARKET PRICE ($)**       NET ASSET VALUE ($)        ASSET VALUE (%)
                             --------------------      --------------------      -----------------
QUARTER ENDED*                HIGH          LOW         HIGH          LOW        HIGH        LOW
--------------               -------      -------      -------      -------      -----      ------
January 31, 1999+..........    15.00       15.00           15.02        15.00    (0.13)         (0.13)
April 30, 1999.............    15.50       14.50           14.86        14.67     8.77          (1.16)
July 31, 1999..............    13.75       12.375          13.84        13.67     1.01          (8.10)

---------------
* Calculations are based upon shares of Common Stock outstanding at the end of each quarter.

** As reported in the consolidated transaction operating system.

+  For the period January 29, 1999 to January 31, 1999


     As indicated in the tables above, for the periods shown the Common Stock of the Funds generally has traded at prices close to net asset value, with premiums or discounts to net asset value of generally less than 10% being reflected in the market value of the shares from time to time. Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to predict whether shares of the surviving fund will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.


INVESTMENT OBJECTIVE AND POLICIES

     The structure, organization and investment policies of the Funds are substantially similar, with the differences among the three Funds set forth below. Each Fund seeks as a fundamental investment objective current income exempt from Federal and Michigan income taxes. The investment objective of each Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities.


     Each Fund seeks to achieve its investment objective by investing primarily in a portfolio of Michigan Municipal Bonds. At all times at least 65% of each Fund's total assets will be invested in Michigan Municipal Bonds and at least 80% of each Fund's total assets will be invested in Michigan Municipal Bonds and in other long-term municipal obligations exempt from Federal but not Michigan income taxes ("Municipal Bonds"), except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. At times, each Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility in the net asset value of its shares of Common Stock. Under normal circumstances, at least 80% of each Fund's total assets will be invested in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest.



     Ordinarily, none of the Funds intends to realize significant investment income subject to Federal and Michigan income taxes. To the extent FAM considers that suitable Michigan Municipal Bonds are not available for investment, the Funds may purchase Municipal Bonds. Each Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.


     Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Michigan Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term Michigan Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-

Municipal Tax-Exempt Securities will be considered "Michigan Municipal Bonds" or "Municipal Bonds" for purposes of a Fund's investment objective and policies.

     The investment grade Michigan Municipal Bonds and Municipal Bonds in which each Fund primarily invests are those Michigan Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of S&P, Moody's or Fitch or, if unrated, are considered to be of comparable quality by FAM. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody's. In the case of short-term notes, the investment grade rating categories are SP-1 through SP-3 for S&P, MIG-1 through MIG-3 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-3 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody's; and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or graduations indicating relative standing within the rating categories set forth above. In assessing the quality of Michigan Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, FAM takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular Michigan Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Consequently, if Michigan Municipal Bonds or Municipal Bonds are covered by insurance policies issued by insurers whose claims-paying ability is rated AAA by S&P or Fitch or Aaa by Moody's, FAM may consider such municipal obligations to be equivalent to AAA- or Aaa- rated securities, as the case may be, even though such Michigan Municipal Bonds or Municipal Bonds would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. The insured Michigan Municipal Bonds and Municipal Bonds must also comply with the standards applied by the insurance carriers in determining eligibility for portfolio insurance. See Exhibit IV -- "Ratings of Municipal Bonds and Commercial Paper" and Exhibit V -- "Portfolio Insurance."


     Each of the Funds may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which each Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide each Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. Each Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations for Federal income tax purposes.


     The average maturity of each Fund's portfolio securities varies based upon FAM's assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company, such as each Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Funds.

     Each Fund intends to invest primarily in long-term Michigan Municipal Bonds and Municipal Bonds with a maturity of more than ten years. However, each Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of each Fund's total assets except during interim periods pending investment of the net proceeds from public offerings of the Fund's securities or in anticipation of the repurchase or redemption of the Fund's securities and temporary periods when, in the opinion of FAM, prevailing market or economic conditions warrant.

     Each Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its total assets that it may invest in securities of a single issuer. However, each Fund's investments are limited so as to qualify the Fund for the special tax treatment afforded RICs under the Federal tax laws. To qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that any Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO INSURANCE

     Under normal circumstances, at least 80% of the assets of each Fund will be invested in Michigan Municipal Bonds and Municipal Bonds either (i) insured under an insurance policy purchased by the Fund, or (ii) insured under an insurance policy obtained by the issuer thereof or any other party. The Funds will seek to limit their investments to municipal obligations insured under insurance policies issued by insurance carriers that have total admitted assets (unaudited) of at least $75,000,000 and capital and surplus (unaudited) of at least $50,000,000 and insurance claims-paying ability ratings of AAA from S&P or Fitch, or Aaa from Moody's. There can be no assurance that insurance from insurance carriers meeting these criteria will be available. See Exhibit V to this Proxy Statement and Prospectus for a brief description of insurance claims-paying ability ratings of S&P, Moody's and Fitch. Currently, it is anticipated that a majority of the insured Michigan Municipal Bonds and Municipal Bonds in each Fund's portfolio will be insured by the following insurance companies which satisfy the foregoing criteria: AMBAC Indemnity Corporation, Financial Guaranty Insurance Company, Financial Security Assurance and Municipal Bond Investors Assurance Corporation. Each Fund also may purchase Michigan Municipal Bonds and Municipal Bonds covered by insurance issued by any other insurance company that satisfies the foregoing criteria. A majority of insured Michigan Municipal Bonds and Municipal Bonds held by each Fund will be insured under policies obtained by parties other than the Fund.

     Each Fund may purchase, but has no obligation to purchase, separate insurance policies (the "Policies") from insurance companies meeting the criteria set forth above that guarantee payment of principal and interest on specified eligible Michigan Municipal Bonds and Municipal Bonds purchased by the Funds. A Michigan Municipal Bond or Municipal Bond will be eligible for coverage if it meets certain requirements of the insurance company set forth in a Policy. In the event interest or principal of an insured Michigan Municipal Bond or Municipal Bond is not paid when due, the insurer will be obligated under its Policy to make such payment not later than 30 days after it has been notified by, and provided with documentation from, the Fund that such nonpayment has occurred.

     The Policies will be effective only as to insured Michigan Municipal Bonds and Municipal Bonds beneficially owned by a Fund. In the event of a sale of any Michigan Municipal Bonds and Municipal Bonds held by a Fund, the issuer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing. The Policies will not guarantee the market value of an insured Michigan Municipal Bond or Municipal Bond or the value of the shares of a Fund.

     The insurer will not have the right to withdraw coverage on securities insured by its Policies and held by a Fund so long as such securities remain in the Fund's portfolio. In addition, the insurer may not cancel its Policies for any reason except failure to pay premiums when due. The Board of Directors of each Fund reserves the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

     The premiums for the Policies are paid by the Fund and the yield on its portfolio is reduced thereby. FAM estimates that the cost of the annual premiums for the Policies of each Fund currently range from approximately .02 of 1% to
 .15 of 1% of the principal amount of the Michigan Municipal Bonds and Municipal Bonds covered by such Policies. The estimate is based on the expected composition of each Fund's portfolio of Michigan Municipal Bonds and Municipal Bonds. Additional information regarding the Policies is set forth in Exhibit V to this Proxy Statement and Prospectus. In instances in which a Fund purchases Michigan Municipal Bonds and Municipal Bonds insured under policies obtained by parties other than the Fund, the Fund does not pay the premiums for such policies; rather, the cost of such policies may be reflected in the purchase price of the Michigan Municipal Bonds and Municipal Bonds.

     It is the intention of FAM to retain any insured securities that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities which are not in default. In certain circumstances, however, FAM may determine that an alternate value for the insurance, such as the difference between the market value of the defaulted security and its par value, is more appropriate. FAM's ability to manage the portfolio of a Fund may be limited to the extent it holds defaulted securities, which may limit its ability in certain circumstances to purchase other Michigan Municipal Bonds and Municipal Bonds. See "Net Asset Value" below for a more complete description of each Fund's method of valuing defaulted securities and securities that have a significant risk of default.

     There can be no assurance that insurance with the terms and issued by insurance carriers meeting the criteria described above will continue to be available to each Fund. In the event the Board of Directors of a Fund determines that such insurance is unavailable or that the cost of such insurance outweighs the benefits to the Fund, the Fund may modify the criteria for insurance carriers or the terms of the insurance, or may discontinue its policy of maintaining insurance for all or any of the Michigan Municipal Bonds and Municipal Bonds held in the Fund's portfolio. Although FAM periodically reviews the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under all circumstances.

     The portfolio insurance reduces financial or credit risk (i.e., the possibility that the owners of the insured Michigan Municipal Bonds or Municipal Bonds will not receive timely scheduled payments of principal or interest). However, the insured Michigan Municipal Bonds or Municipal Bonds are subject to market risk (i.e., fluctuations in market value as a result of changes in prevailing interest rates).

DESCRIPTION OF MICHIGAN MUNICIPAL BONDS AND MUNICIPAL BONDS


     Michigan Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including, among other things, airports, public ports, mass commuting facilities and multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Proxy Statement and Prospectus, such obligations are considered Municipal Bonds if the interest paid thereon is exempt from Federal income tax and are Michigan Municipal Bonds if the interest thereon is exempt from Federal and Michigan income tax, even though such bonds may be industrial development bonds or PABs as discussed below. Also, for purposes of this Proxy Statement and Prospectus, Non-Municipal Tax-Exempt Securities as discussed above will be considered Michigan Municipal Bonds or Municipal Bonds.



     The two principal classifications of Michigan Municipal Bonds and Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or IDBs. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such IDBs depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Michigan Municipal Bonds and Municipal Bonds may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Each Fund may purchase Michigan Municipal Bonds and Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax and may impact the overall tax liability of investors in the Fund. There is no limitation on the percentage of each Fund's assets that may be invested in Michigan Municipal Bonds and Municipal Bonds the interest on which is treated as an item of "tax preference" for purposes of the Federal alternative minimum tax. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders."


     Also included within the general category of Michigan Municipal Bonds and Municipal Bonds are certificates of participation ("COPs") executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult.


     Federal tax legislation has limited and may continue to limit the types and volume of bonds the interest on which is excludable from income for Federal income tax purposes. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Michigan Municipal Bonds and Municipal Bonds for investment by the Funds.

SPECIAL CONSIDERATIONS RELATING TO MICHIGAN MUNICIPAL BONDS

     Each Fund ordinarily will invest at least 65% of its total assets in Michigan Municipal Bonds, and therefore each is more susceptible to factors adversely affecting issuers of Michigan Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of Michigan Municipal Bonds to this degree. The State of Michigan reports its financial results in accordance with generally accepted accounting principles. Michigan reported the General Fund in balance as of September 30, 1998. The Michigan Budget and Economic Stabilization Fund had an unreserved accrued balance of $1,000.5 million. Michigan has reported balanced budgets and year-end General Fund surpluses for six of the last seven fiscal years. Economically, Michigan remains closely tied to the economic cycles of the automobile industry. Current increased automobile production and an increasingly diversified economy have led to an unemployment rate which, for the last three years has been below the national average. Currently, Michigan's general obligation bonds are rated Aa1 by Moody's, AA+ by S&P and AA+ by Fitch. FAM does not believe that the current economic conditions in Michigan will have a significant adverse effect on the ability of the Funds to invest in high quality Michigan Municipal Bonds. For a discussion of economic and other conditions in the State of Michigan, see Exhibit III, "Economic and Other Conditions in Michigan."

OTHER INVESTMENT POLICIES

     The Funds have adopted certain other policies as set forth below:


     Borrowings. Each Fund is authorized to borrow amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that each Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by each Fund (commonly known, as with the issuance of preferred stock, as "leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.


     When-Issued Securities and Delayed Delivery Transactions. Each Fund may purchase or sell Michigan Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. The purchase will be recorded on the date that the Fund enters into the commitment, and the value of the obligation thereafter will be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

     Indexed and Inverse Floating Obligations. Each Fund may invest in Michigan Municipal Bonds and Municipal Bonds yielding a return based on a particular index of value or interest rates. For example, each Fund may invest in Michigan Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Michigan Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent a Fund invests in these types of Municipal Bonds, the Fund's return on such Michigan Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, a Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). Each Fund may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts. Generally, income on inverse floating obligations will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. FAM believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Funds that allows FAM to vary the degree of investment leverage relatively efficiently under different market conditions.

     Call Rights. Each of the Funds may purchase a Michigan Municipal Bond or Municipal Bond issuer's rights to call all or a portion of such Michigan Municipal Bond or Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Michigan Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Michigan Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Michigan Municipal Bond or Municipal Bond is identical to holding a Michigan Municipal Bond or Municipal Bond as a non-callable security.

     Repurchase Agreements. The Funds may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Funds may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. In the event of default by the seller under a repurchase agreement, the Funds may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.


     In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

INFORMATION REGARDING OPTIONS AND FUTURES TRANSACTIONS

     Each Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While each Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the common stock, the net asset value of the common stock will fluctuate. There can be no assurance that a Fund's hedging transactions will be effective. In addition, because of the leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. No Fund has an obligation to enter into hedging transactions and each may choose not to do so.

     Certain Federal income tax requirements may limit a Fund's ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to stockholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to stockholders. In addition, in order to obtain ratings of the AMPS from one or more NRSROs, a Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such rating organizations. See "Rating Agency Guidelines" below.

     The following is a description of the options and futures transactions in which each Fund may engage, limitations on the Fund's use of such transactions and risks associated with these transactions. The investment policies with respect to the hedging transactions of a Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's stockholders.

     Writing Covered Call Options. Each Fund is authorized to write (i.e., sell) covered call options with respect to Michigan Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. Each Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

     Each Fund receives a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. Each Fund may engage in closing transactions in order to terminate outstanding options that it has written.

     Purchase of Options. Each Fund may purchase put options in connection with its hedging activities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options, or on securities which it intends to purchase. A Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Financial Futures Contracts and Options. Each Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in Michigan Municipal Bonds and Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts or options. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

     The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

     Each Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging Michigan Municipal Bonds and Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. Each Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

     Subject to policies adopted by its Board of Directors, each Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if FAM should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the Michigan Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Over-The-Counter Options. Each Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with price and terms negotiated by the buyer and seller.

     Restrictions on OTC Options. Each Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Funds are considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that otherwise might be realized.

     Risk Factors in Financial Futures Contracts and Options Thereon. Use of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, a Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics different from those of the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Michigan Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

     Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in a Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) for non-hedging purposes, if, immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When a Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

     Although certain risks are involved in options and futures transactions, FAM believes that, because each Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject the Fund to the risks associated with speculation in options and futures transactions.

     The volume of trading in the exchange markets with respect to Michigan Municipal Bonds or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

     Each Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an option or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

     The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

     If it is not possible to close a financial futures position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

     The successful use of these transactions also depends on the ability of FAM to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by a Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

INVESTMENT RESTRICTIONS

     The Funds have substantially similar investment restrictions. Following the Reorganization the investment restrictions of MuniYield Michigan will apply. The following are fundamental investment restrictions of MuniYield Michigan and may not be changed without the approval of the holders of a majority of the outstanding shares of Common Stock and the outstanding shares of AMPS and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of AMPS and any other preferred stock, voting separately as a class. (For this purpose and under the Investment Company Act, "majority" means for each such class the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock.) No Fund may:

          1. Make investments for the purpose of exercising control or management.

          2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities.

          3. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

          4. Issue senior securities other than preferred stock or borrow amounts in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of Common Stock or redeeming shares of preferred stock.

          5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the "Securities Act") in selling portfolio securities.

          6. Make loans to other persons, except that the Fund may purchase Michigan Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

          7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

          8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Michigan Municipal

     Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

          9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

     An additional investment restriction adopted by MuniYield Michigan which may be changed by the Board of Directors, provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For so long as shares of AMPS are rated by Moody's, MuniYield Michigan will not change these additional investment restrictions unless it receives written confirmation from Moody's that engaging in such transactions would not impair the rating then assigned to the shares of AMPS by Moody's.

     FAM and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with FAM, each Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Funds to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Funds may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but there can be no assurance that such application will be made and, if made, that such order would be granted.

RATING AGENCY GUIDELINES

     Each Fund intends that, so long as shares of its AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such shares on or prior to their date of original issue of at least "aa1" from Moody's and AAA from S&P. It is anticipated that each series of MuniYield Michigan will be rated "aaa" by Moody's and AAA by S&P following the reorganization. Moody's and S&P, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating AMPS have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the Investment Company Act.

     Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of each Fund, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the AMPS. See "The Reorganization -- Risk Factors and Special Considerations -- Ratings Considerations."

     For so long as any shares of a Fund's AMPS are rated by Moody's or S&P, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

PORTFOLIO COMPOSITION


     There are small differences in concentration among the categories of issuers of the Michigan Municipal Bonds and Municipal Bonds held in the portfolios of the Funds. For MuniYield Michigan, as of August 31, 1999, the highest concentration of Michigan Municipal Bonds and Municipal Bonds was in General Obligation Bonds, Industrial Revenue/Pollution Control Bonds, and Hospitals/Healthcare, accounting for 30%, 24%, and 15% of the Fund's portfolio, respectively; for MuniVest Michigan, the highest concentration was in General Obligation Bonds, Hospitals/Healthcare, and Education, accounting for 32%, 20% and 18% of the Fund's portfolio, respectively; and for MuniHoldings Michigan, the highest concentration was in Education, General Obligation Bonds, and Hospitals/Healthcare, accounting for 32%, 27% and 19% of the Fund's portfolio, respectively.


     Although the investment portfolios of all three Funds must satisfy the same standards of credit quality the actual securities owned by each Fund are different, as a result of which there are certain differences in the composition of the three investment portfolios. The tables below set forth rating information for the Michigan Municipal Bonds and Municipal Bonds held by each Fund, as of a certain date.

  MuniYield Michigan


     As of August 31, 1999, approximately 95% of the market value of MuniYield Michigan's portfolio was invested in long-term municipal obligations and approximately 5% of the market value of MuniYield Michigan's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of MuniYield Michigan's
long-term municipal obligation investment portfolio as of                .



                 NUMBER OF       VALUE
S&P*  MOODY'S*    ISSUES     (IN THOUSANDS)   PERCENT
----  --------   ---------   --------------   -------
AAA    Aaa          52          $136,274        90.6%
AA      Aa           3             6,233         4.2
 A      A            1             5,266         3.5
BBB    Baa           1             2,584         1.7
                    --          --------       -----
                    57          $150,357       100.0%
                    ==          ========       =====


---------------
* Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations, S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A, and BBB ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV -- "Ratings of Municipal Bonds and Commercial Paper."

  MuniVest Michigan


     As of August 31, 1999, approximately 94% of the market value of MuniVest Michigan's portfolio was invested in long-term municipal obligations and approximately 6% of the market value of MuniVest Michigan's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of MuniVest Michigan's long-term municipal obligation investment portfolio as of August 31, 1999.



                 NUMBER OF       VALUE
S&P*  MOODY'S*    ISSUES     (IN THOUSANDS)   PERCENT
----  --------   ---------   --------------   -------
AAA    Aaa             64       $139,865       100.0%
                 --------       --------       -----
                       64       $139,865       100.0%
                 ========       ========       =====


---------------
* Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations, S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV -- "Ratings of Municipal Bonds and Commercial Paper."

  MuniHoldings Michigan


     As of August 31, 1999, approximately 94% of the market value of MuniHoldings Michigan's portfolio was invested in long-term municipal obligations and approximately 6% of the market value of MuniHoldings Michigan's portfolio was invested in short-term municipal obligations. The following table sets forth certain information with respect to the composition of MuniHoldings Michigan's long-term municipal obligation investment portfolio as of August 31, 1999.



                 NUMBER OF       VALUE
S&P*  MOODY'S*    ISSUES     (IN THOUSANDS)   PERCENT
----  --------   ---------   --------------   -------
AAA    Aaa             39       $94,975        100.0%
                 --------       -------        -----
                       39       $94,975        100.0%
                 ========       =======        =====


---------------
* Ratings: Using the higher of S&P's or Moody's rating on the Fund's municipal obligations, S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A and BBB ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A and Baa ratings. See Exhibit IV -- "Ratings of Municipal Bonds and Commercial Paper."

PORTFOLIO TRANSACTIONS

     The procedures for engaging in portfolio transactions are the same for each of the Funds. Subject to policies established by the Board of Directors of each Fund, FAM is primarily responsible for the execution of each Fund's portfolio transactions. In executing such transactions, FAM seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While FAM generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

     None of the Funds has any obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provide supplemental investment research to FAM, including Merrill Lynch, may receive orders for transactions by a Fund. Information so received will be in addition to, and not in lieu of, the services required to be performed by FAM under its investment advisory agreements with the Funds, and the expenses of FAM will not necessarily be reduced as a result of the receipt of such supplemental information.

     Each Fund invests in securities that are primarily traded in the over-the-counter markets, and each Fund normally deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principals in the purchase and sale of securities. Since transactions in the over-the-counter markets usually involve transactions with dealers acting as principals for their own account, the Funds do not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except that, pursuant to an exemptive order obtained by FAM, a Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. An affiliated person of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

     The Funds also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Funds may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

     The Board of Directors of each Fund has considered the possibility of recapturing for the benefit of the Funds brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fees paid by the Fund to FAM. After considering all factors deemed relevant, the Directors of each Fund made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

     Periodic auctions are conducted for the AMPS of each of the Funds by the Auction Agent for the Funds. The auctions require the participation of one or more broker-dealers, each of whom enters into an agreement with the Auction Agent. After each auction, the Auction Agent pays a service charge, from funds provided by the issuing Fund, to each broker-dealer at the annual rate of .25%, calculated on the basis of the purchase price of shares of the relevant AMPS placed by such broker-dealer at such auction.

PORTFOLIO TURNOVER

     Generally, no Fund purchases securities for short-term trading profits. However, any of the Funds may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders. The portfolio turnover rate for each of the Funds for the periods indicated is set forth below:


                                                                        YEAR
                                                  SIX MONTHS     ENDED OCTOBER 31,
                                                    ENDED        ------------------
                                                APRIL 30, 1999   1998         1997
                                                --------------   -----        -----
MuniYield Michigan............................      22.93%       41.65%       16.68%
MuniVest Michigan.............................      24.64%       48.30%       22.43%



                                                                       PERIOD
                                                                  JANUARY 29,1999+
                                                                TO SEPTEMBER 30, 1999
                                                                ---------------------
MuniHoldings Michigan.......................                               %


---------------
+ Commencement of operations

NET ASSET VALUE

     The net asset value per share of Common Stock of each Fund is determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the last business day in each week. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to FAM, are accrued daily.

     The Michigan Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, each Fund uses the valuations of portfolio securities furnished by a pricing service approved by its Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Michigan Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of each Fund under the general supervision of the Board of Directors of the Fund. The Board of Directors of each Fund has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors of each Fund.

     Each Fund determines and makes available for publication the net asset value of its Common Stock weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

CAPITAL STOCK


     Each of the Funds has outstanding both Common Stock and AMPS. The Common Stock of each of the Funds is traded on the NYSE. The shares of MuniYield
Michigan Common Stock commenced trading on the NYSE on November   , 1992. As of
August 31, 1999, the net asset value per share of MuniYield Michigan Common Stock was $14.44 and the market price per share was $13.0625. The shares of
MuniVest Michigan Common Stock commenced trading on the NYSE on May   , 1993. As
of August 31, 1999, the net asset value per share of MuniVest Michigan Common Stock was $13.24 and the market price per share was $12.0625. The shares of MuniHoldings Michigan Common Stock commenced trading on the NYSE on February 8, 1999. As of August 31, 1999, the net asset value per share of MuniHoldings Michigan Common Stock was $13.16 and the market price per share was $11.9375.


     Each Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as Common Stock. The Board of Directors of each Fund is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. In connection with each respective Fund's offering of shares of AMPS, MuniYield Michigan reclassified 2,000 shares of unissued capital stock as AMPS, MuniVest Michigan reclassified 2,000 shares of unissued capital stock as AMPS and MuniHoldings Michigan reclassified 1,600 shares of unissued capital stock as AMPS.

  Common Stock

     Holders of each Fund's Common Stock are entitled to share equally in dividends declared by the Fund's Board of Directors payable to holders of the Common Stock and in the net assets of the Fund available for distribution to holders of the Common Stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. See "Voting Rights" and "Liquidation Rights of Holders of AMPS" below. Holders of a Fund's Common Stock do not have preemptive or conversion rights and shares of a Fund's Common Stock are not redeemable. The outstanding shares of Common Stock of each Fund are fully paid and nonassessable.

     So long as any shares of a Fund's AMPS or any other preferred stock are outstanding, holders of the Fund's Common Stock will not be entitled to receive any dividends of or other distributions from the Fund unless all accumulated dividends on outstanding shares of the Fund's AMPS and any other preferred stock have been paid, and unless asset coverage (as defined in the Investment Company Act) with respect to such AMPS and any other preferred stock would be at least 200% after giving effect to such distributions.

  Preferred Stock

     The AMPS of each of the Funds have a similar structure. The AMPS of each Fund are shares of preferred stock of the Fund that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. The AMPS of all of the Funds have liquidation preferences of $25,000 per share; none of the Fund's AMPS are traded on any stock exchange or over-the-counter. Each Fund's AMPS can be purchased at an auction or through broker-dealers who maintain a secondary market in the AMPS.

     Auctions generally have been held and will be held every seven days for the AMPS of each of the Funds, unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period. The following table provides information about the dividend rates for each series of AMPS of each of the Funds as of a recent auction.


   AUCTION DATE              FUND           SERIES  DIVIDEND RATE
------------------   ---------------------  ------  -------------
September 21, 1999   MuniYield Michigan       *         3.50%
September 17, 1999   MuniVest Michigan        *         3.50%
September 22, 1999   MuniHoldings Michigan    A         3.70%


---------------

* No series designation.


     Under the Investment Company Act, each Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of a Fund's preferred stock do not have preemptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. The net asset value per share of a Fund's AMPS equals its liquidation preference plus accumulated dividends per share.

     The redemption provisions pertaining to the AMPS of each Fund are substantially similar. It is anticipated that shares of AMPS of each Fund will generally be redeemable at the option of the Fund at a price equal to their liquidation preference of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, under certain circumstances, a redemption premium. Shares of AMPS will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain the asset coverage for the AMPS specified by Moody's and S&P in connection with their issuance of ratings on the AMPS.

  Certain Provisions of the Charter

     Each Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A Director elected by all of the holders of capital stock may be removed only by action of such holders, and a Director elected by the holders of AMPS and any other preferred stock may be removed only by action of the holders of AMPS and any other preferred stock.

     In addition, the Charter of each Fund requires the favorable vote of the holders of at least 66 2/3% of all of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

     - a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

     - a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

     - a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of all of the votes entitled to be cast by stockholders of the Fund, voting as a single class, is required. Such approval, adoption or authorization of the foregoing also would require the favorable vote of at least a majority of the Fund's shares of preferred stock then entitled to be voted thereon, including the AMPS, voting as a separate class.

     In addition, conversion of a Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the affirmative vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and the affirmative vote of at least a majority of outstanding shares of preferred stock of a Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Stock no longer would be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock (including the AMPS) and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

     The Board of Directors of each Fund has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of stockholders generally. Reference should be made to the Charter of each Fund on file with the SEC for the full text of these provisions.

MANAGEMENT OF THE FUNDS

     Directors and Officers. The Boards of Directors of MuniYield Michigan and MuniVest Michigan currently consist of the same eight persons, six of whom are not "interested persons," as defined in the Investment Company Act, of any of those Funds. The Board of Directors of MuniHoldings Michigan currently consists of seven persons, five of whom are not "interested persons" of MuniHoldings Michigan. Terry K. Glenn serves as a Director and President of each of the Funds, and Arthur Zeikel serves as a Director of each of the Funds. The Directors of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and under applicable Maryland law. The Funds have the same slate of officers with a few exceptions. For further information regarding the Directors and officers of each Fund, see
Exhibit I -- "Information Pertaining to Each Fund."

     Fred K. Stuebe and Robert A. DiMella serve as the portfolio managers for MuniHoldings Michigan. Fred K. Stuebe serves as the portfolio manager for MuniYield Michigan and MuniVest Michigan. Mr. Stuebe will serve as the portfolio manager of the combined fund after the Reorganization. The portfolio managers are primarily responsible for the management of the applicable Fund's portfolio. Biographical information about Messrs. Stuebe and DiMella, is contained in Exhibit I -- "Information Pertaining to Each Fund."

     Management and Advisory Arrangements. FAM, which is owned and controlled by ML & Co., serves as the investment adviser for each of the Funds pursuant to separate investment advisory agreements that, except for their termination dates, are identical. FAM provides each Fund with the same investment advisory and management services. The Asset Management Group of ML & Co. (which includes
FAM) acts as the investment adviser to more than 100 other registered investment companies and offers services to individuals and institutional accounts. As of
               , the Asset Management Group had a total of approximately
$          billion in investment company and other portfolio assets under
management (approximately $          billion of which were invested in municipal
securities). This amount includes assets managed for certain affiliates of FAM. FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     Each Fund's investment advisory agreement with FAM provides that, subject to the supervision of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security for each Fund rests with FAM, subject to review by the Board of Directors of the Fund.

     FAM provides the portfolio management for each of the Funds. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. FAM also is responsible for the performance of certain administrative and management services for each Fund.


     For the services provided by FAM under each Fund's investment advisory agreement, MuniYield Michigan and MuniVest Michigan pay, and after the Reorganization, the combined fund will pay a monthly fee at an annual rate of
 .50% of each Fund's average weekly net assets, and MuniHoldings Michigan pays a monthly fee at an annual rate of .55% of its average weekly net assets. "Average weekly net assets" refers to the average weekly value of the total assets of the Fund, including assets acquired from the sale of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on its shares of preferred stock. For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. For MuniHoldings Michigan, approval of the Reorganization represents a fee reduction.


     Each Fund's investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of FAM or any of its affiliates. Each Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, fees and expenses with respect to the issuance of AMPS, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. FAM provides accounting services to each Fund, and each Fund reimburses FAM for its respective costs in connection with such services.

     Unless earlier terminated as described below, the investment advisory agreement between each Fund and FAM will continue from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund's Common Stock and AMPS, voting together as a single class, and (b) by a majority of the Directors of the Fund who are not parties to such contract or "interested persons," as defined in the Investment Company Act, of any such party. The contract is not assignable and it may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

     Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by FAM for a Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by FAM (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

CODE OF ETHICS

     The Board of Directors of each of the Funds has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of FAM (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of FAM and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

     The Codes require that all employees of FAM preclear any personal securities investment (with limited exceptions, such as U.S. Government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of FAM include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by FAM. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of each of the Funds within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

VOTING RIGHTS

     Voting rights are identical for the holders of shares of each Fund's Common Stock. Holders of each Fund's Common Stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of the Fund's AMPS or other preferred stock on each matter submitted to a vote of holders of Common Stock, except as set forth below.

     Stockholders of each Fund are entitled to one vote for each share held. The shares of each Fund's Common Stock, AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of a Fund's Common Stock, AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of a Fund's Common Stock, AMPS and any other preferred stock will not be able to elect any of such Directors.

     Voting rights of the holders of each Fund's AMPS are identical. Except as otherwise indicated below, and except as otherwise required by applicable law, holders of shares of a Fund's AMPS will be entitled to one vote per share on each matter submitted to a vote of the Fund's stockholders and will vote together with the holders of shares of the Fund's Common Stock as a single class.

     In connection with the election of a Fund's Directors, holders of shares of a Fund's AMPS, voting separately as a class, shall be entitled at all times to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of shares of the Fund's Common Stock and shares of the Fund's AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of a Fund's AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of a Fund's preferred stock are entitled, together with the holders of shares of the Fund's AMPS, to elect a majority of the Directors of the Fund under the Investment Company Act, then the number of Directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of the Fund's AMPS and any other preferred stock, voting separately as a class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past dividend periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of AMPS and any other preferred stock (but not of the Directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two Directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

     The affirmative vote of the holders of a majority of the outstanding shares of a Fund's AMPS, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock.

STOCKHOLDER INQUIRIES

     Stockholder inquiries with respect to any of the Funds may be addressed to such Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

DIVIDENDS AND DISTRIBUTIONS

     The Funds' current policies with respect to dividends and distributions relating to shares of their Common Stock are identical. Each Fund intends to distribute all of its net investment income. Dividends from such net investment income are declared and paid monthly to holders of a Fund's Common Stock. Monthly distributions to holders of a Fund's Common Stock normally consist of substantially all of the net investment income remaining after the payment of dividends on the Fund's AMPS. All net realized long-term or short-term capital gains, if any, are distributed at least annually, pro rata to holders of shares of a Fund's Common Stock and AMPS. While any shares of a Fund's AMPS are outstanding, the Fund may not declare any cash dividend or other distribution on the Fund's Common Stock, unless at the time of such declaration (1) all accumulated dividends on the Fund's AMPS have been paid, and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the Fund's outstanding shares of AMPS. This limitation on a Fund's ability to make distributions on its Common Stock under certain circumstances could impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company under the Federal tax laws which would have an adverse impact on stockholders. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders."

     Similarly, the Funds' current policies with respect to dividends and distributions on shares of their AMPS are identical. The holders of shares of a Fund's AMPS are entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on a Fund's shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund's Common Stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Dividends for each Fund's AMPS are paid through The Depository Trust Company ("DTC") (or a successor securities depository) on each dividend payment date. DTC's normal procedures now provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. None of the Funds intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on the shares of a Fund's AMPS which may be in arrears.


     Dividends paid by each Fund, to the extent paid from tax-exempt income earned on Michigan Municipal Bonds, are exempt from Federal and Michigan income taxes, subject to the possible application of the Federal alternative minimum tax. However, each Fund is required to allocate net capital gains and other income subject to regular Federal income tax and Michigan income taxes, if any, proportionately between shares of its Common Stock and shares of its AMPS in accordance with the current position of the IRS described herein. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders" below. Each Fund notifies the Auction Agent of the amount of any net capital gains or other taxable income to be included in any dividend on shares of AMPS prior to the auction establishing the applicable rate for such dividend. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from a Fund, and each broker-dealer then notifies its customers who are holders of the Fund's AMPS. Each Fund also may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of taxable income allocable to shares of a Fund's AMPS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant.


     For information concerning the manner in which dividends and distributions to holders of each Fund's Common Stock may be reinvested automatically in shares of the Fund's Common Stock, see "Automatic Dividend Reinvestment Plan" below. Dividends and distributions will be subject to tax treatment discussed below, whether they are reinvested in shares of a Fund or received in cash.

     If any Fund retroactively allocates any net capital gains or other income subject to regular Federal and Michigan income taxes to shares of its AMPS without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of its AMPS or the liquidation of the Fund, the Fund will make certain payments to holders of shares of its AMPS to which such allocation was made to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of shares of its AMPS to offset the tax effect of any reallocation of net capital gains or other taxable income.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Pursuant to each Fund's Automatic Dividend Reinvestment Plan (each, a "Plan"), unless a holder of a Fund's Common Stock elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York, as agent for stockholders in administering the Plan (as applicable, the "Plan Agent"), in additional shares of the Fund's Common Stock. The Bank of New York is the Plan Agent for MuniYield Michigan and will be the Plan Agent following the Reorganization. Holders of a Fund's Common Stock who elect not to participate in the Plan receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or capital gains distribution.

     Whenever a Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan receive cash, and participants in the Plan receive the equivalent in shares of the Fund's Common Stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of the Fund's Common Stock from the Fund ("newly-issued shares") or (ii) by purchase of outstanding shares of the Fund's Common Stock on the open market ("open-market purchases"), on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share of the Fund's Common Stock is equal to or less than the market price per share of the Fund's Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent invests the dividend amount in newly-issued shares on behalf of the participant. The number of newly-issued shares of the Fund's Common Stock to be credited to the participant's account is determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then-current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent invests the dividend amount in shares acquired on behalf of the participant in open-market purchases.

     In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. Each Fund intends to pay monthly income dividends. Therefore, the period during which open-market purchases can be made exists only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically is approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of a Fund's Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly-issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent ceases making open-market purchases and invests the uninvested portion of the dividend amount in newly-issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy includes those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

     There are no brokerage charges with respect to shares issued directly by any Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends and distributions does not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders."


     Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price (plus commissions) of a Fund's shares of Common Stock is higher than net asset value, participants in the Plan receive shares of the Fund's Common Stock at less than they otherwise could purchase them and have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is less than net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions of shares at prices below the net asset value. Also, since the Funds normally do not redeem their shares, the price on resale may be more or less than the net asset value. See "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders" for a discussion of the tax consequences of the Plan.


     Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

     After the Reorganization, a holder of shares of an Acquired Fund who has elected to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the combined fund. However, if a stockholder owns shares in an Acquired Fund and in MuniYield Michigan, after the Reorganization, the stockholder's election with respect to the dividends of MuniYield Michigan will control unless the stockholder specifically elects a different option at that time. Following the Reorganization, all correspondence should be directed to the Plan Agent, The Bank of New York, at 101 Barclay Street, New York, New York 10286.

MUTUAL FUND INVESTMENT OPTION

     A holder of Common Stock of any Fund, who purchased his or her shares through Merrill Lynch in the Fund's initial public offering, has the right to reinvest the net proceeds from a sale of such shares in Class D shares of certain Merrill Lynch-sponsored open-end funds without the imposition of an initial sales charge, if certain conditions are satisfied. A holder of Common Stock of an Acquired Fund who qualifies for this option will have the same option with respect to the shares of MuniYield Michigan Common Stock received in the Reorganization.

LIQUIDATION RIGHTS OF HOLDERS OF AMPS

     Upon any liquidation, dissolution or winding up of any Fund, whether voluntary or involuntary, the holders of shares of the Fund's AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of the Fund's Common Stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation to AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for any additional dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on the AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of shares of a Fund's AMPS will not be entitled to any further participation in any distribution of assets by the Fund except for any additional dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

TAX RULES APPLICABLE TO THE FUNDS AND THEIR STOCKHOLDERS


     The tax consequences of investing in shares of Common Stock or AMPS of each of the Funds are identical. Each of the Funds has elected and qualified (or, for MuniHoldings Michigan, will elect and qualify) for the special tax treatment afforded RICs under the Code. As a result, in any taxable year in which they distribute an amount equal to at least 90% of taxable net income and 90% of tax-exempt net income (see below), the Funds are not subject to Federal income tax to the extent that they distribute their net investment income and net realized capital gains. In all taxable years through the taxable year of the Reorganization, each Fund has distributed substantially all of its income. MuniYield Michigan intends to continue to distribute substantially all of its income following the Reorganization.

     Each Fund is qualified to pay "exempt-interest dividends" as defined in
Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund is qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to a Fund's stockholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they are excludable from a stockholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry a Fund's shares is not deductible for Federal income tax purposes to the extent attributable to exempt interest dividends. A tax adviser should be consulted with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a stockholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds from an issue of "industrial development bonds" or "private activity bonds," if any, held by a Fund.

     The portion of exempt-interest dividends paid from interest received by a Fund from Michigan Municipal Bonds also is exempt from the Michigan income tax and the single business tax. Stockholders subject to income taxation by states other than Michigan realize a lower after-tax rate of return than Michigan stockholders since the dividends distributed by a Fund generally are not exempt, to any significant degree, from income taxation by such other states. Each Fund informs its stockholders annually as to the portion of the Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from Michigan income taxes. Interest on indebtedness incurred or continued to purchase or carry a Fund's shares is not deductible for Federal or Michigan income tax purposes to the extent attributable to exempt-interest dividends.

     The IRS, in a revenue ruling, held that certain AMPS would be treated as stock for Federal income tax purposes. The terms of the currently outstanding AMPS of each of the Funds, as well as the Series B and C AMPS to be issued by MuniYield Michigan, are substantially similar, but not identical, to the AMPS discussed in the revenue ruling. In the opinion of Brown & Wood LLP, counsel to all three Funds, the shares of each Fund's currently outstanding AMPS, as well as the Series B and C AMPS to be issued by MuniYield Michigan, constitute stock, and distributions with respect to shares of such AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, the IRS could take a contrary position, asserting, for example, that the shares of AMPS constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply to holders of shares of AMPS. Instead, distributions by each Fund to holders of shares of its AMPS would constitute interest, whether or not they exceed the earnings and profits of the Fund, would be included in full in the income of the recipient and taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

     To the extent that a Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered taxable ordinary income for Federal and Michigan income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares, and for Michigan income tax purposes are treated as capital gains which are taxed at ordinary income rates. Certain categories of capital gains are taxable at different rates for Federal income tax purposes. Generally not later than 60 days after the close of its taxable year, a Fund provides its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction for corporations under the Code.


     A loss realized on a sale or exchange of shares of a Fund is disallowed if other Fund shares are acquired (whether under the Automatic Dividend Reinvestment Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     All or a portion of a Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Any loss upon the sale or exchange of Fund shares held for six months or less is treated as long-term capital loss to the extent of exempt-interest dividends received by the stockholder. In addition, such loss is disallowed to the extent of any capital gain dividends received by the stockholder. Distributions in excess of a Fund's earnings and profits first will reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend is treated for tax purposes as paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.


     The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt-interest dividends and capital gain dividends. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when Common Stock and one or more series of AMPS are outstanding, each Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class's proportionate share of such income. After the Reorganization, MuniYield Michigan will, likewise, so designate distributions with respect to its Common Stock and its AMPS, Series A, B and C. Each Fund may notify the Auction Agent of the amount of any net capital gains and other taxable income to be included in any dividend on shares of its AMPS prior to the auction establishing the applicable rate for such dividend. Except for the portion of any dividend that a Fund informs the Auction Agent will be treated as capital gains or other taxable income, the dividends paid on the shares of AMPS constitute exempt-interest dividends. Alternatively, each Fund may include such income in a dividend on shares of its AMPS without giving advance notice thereof if it increases the dividend by an additional amount to offset the tax effect thereof. The amount of net capital gains and ordinary income allocable to shares of a Fund's AMPS (the "taxable distribution") depends upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of its Common Stock and shares of its AMPS during a taxable year, but the taxable distribution generally is not significant.


     In the opinion of Brown & Wood LLP, counsel to all three Funds, under current law the manner in which each Fund allocates, and MuniYield Michigan will allocate, items of tax-exempt income, net capital gains, and other taxable income, if any, among shares of Common Stock and outstanding AMPS (including for MuniYield Michigan, the newly designated Series A AMPS and the newly issued series of AMPS) will be respected for Federal income tax purposes. However, the tax treatment of additional dividends may affect a Fund's calculation of each class' allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether a Fund's method for allocating tax-exempt income, net capital gains and other taxable income among shares of Common Stock and the outstanding series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate a Fund's net capital gains or other taxable income. In the event of a reallocation, some of the dividends identified by a Fund as exempt-interest dividends to holders of shares of its AMPS could be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, a Fund is not required to make payments to such stockholders to offset the tax effect of such reallocation. In addition, a reallocation could cause a Fund to be liable for income tax and excise tax on all reallocated taxable income. Brown & Wood LLP has advised each Fund that, in its opinion, if the IRS were to challenge in court a Fund's allocations of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent it does not distribute during each calendar year 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally does not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.


     The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. "Private activity bonds" are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including stockholders of the Funds, to an increased Federal alternative minimum tax. Each Fund purchases such "private activity bonds" and reports to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings" which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund is included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by such Fund.


     The Funds may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which a Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

     If at any time when shares of AMPS are outstanding a Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Dividends and Distributions." This may prevent such Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. If a Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable to stockholders for Federal and Michigan income tax purposes. Upon any failure to meet the asset coverage requirements of the Investment Company Act, a Fund, in its sole discretion, may redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.

     As noted above, a Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Funds have issued and that MuniYield Michigan contemplates issuing may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and, therefore, not eligible for the dividends paid deduction. Counsel has advised the Funds that the outstanding preferred stock and the preferred stock to be issued by MuniYield Michigan will not result in the payment of a preferential dividend. If a Fund ultimately relies solely on a legal opinion when it issues such preferred stock, there is no assurance that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Funds could be disqualified as RICs. In this case, dividends paid by the Funds on the Common Stock and the AMPS would not be exempt from Federal income taxes. Additionally, the Funds would be subject to the Federal alternative minimum tax.


     Under certain circumstances when a Fund is required to allocate taxable income to the AMPS, it will pay Additional Distributions to holders of shares of AMPS. The Federal income tax consequences of Additional Distributions under existing law are uncertain. The Funds treat and MuniYield Michigan intends to continue to treat a holder as receiving a dividend distribution in the amount of any Additional Distribution only as and when such Additional Distribution is paid. An Additional Distribution generally is designated by a Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Distribution is a taxable dividend either in the taxable year for which the allocation of taxable income is made or in the taxable year in which the Additional Distribution is paid.

     The value of shares acquired pursuant to a Fund's dividend reinvestment plan is generally excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the stockholders, including stockholders who do not participate in a Fund's dividend reinvestment plan. Thus, stockholders who do not participate in the dividend reinvestment plan, as well as dividend reinvestment plan participants, might be required to report as ordinary income a portion of their distributions equal to the allocable share of the discount.

     Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such stockholder is not otherwise subject to backup withholding.

     Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities are subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The Code provides that every stockholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Funds) during the taxable year.

     Tax Treatment of Options and Futures Transactions. Each Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. Each Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to a Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to stockholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of a Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and Michigan tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury Regulations promulgated thereunder and the applicable Michigan personal income and corporate tax laws. The Code and the Treasury Regulations, as well as the Michigan tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in a Fund.

                      AGREEMENT AND PLAN OF REORGANIZATION

GENERAL

     Under the Agreement and Plan of Reorganization (attached hereto as Exhibit
II), (i) MuniYield Michigan will acquire substantially all of the assets, and will assume substantially all of the liabilities, of MuniVest Michigan, in exchange solely for shares of an equal aggregate value of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS to be issued by MuniYield Michigan and (ii) MuniYield Michigan will acquire substantially all of the assets, and will assume substantially all of the liabilities, of MuniHoldings Michigan, in exchange solely for shares of an equal aggregate value of MuniYield Michigan Common Stock and MuniYield Michigan Series C AMPS to be issued by MuniYield Michigan. The number of shares of MuniYield Michigan Common Stock issued to each Acquired Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of Common Stock of that Acquired Fund (except that cash will be paid in lieu of any fractional shares), and the number of shares of MuniYield Michigan Series B AMPS and MuniYield Michigan Series C AMPS issued to MuniVest Michigan and MuniHoldings Michigan, respectively, will have an aggregate liquidation preference and lalue equal to the aggregate liquidation preference and value of each such Fund's AMPS. Upon receipt by the Acquired Funds of such shares, the Acquired Funds will (i) distribute the shares of MuniYield Michigan Common Stock to the holders of MuniVest Michigan Common Stock and MuniHoldings Michigan Common Stock, as applicable, in exchange for their shares of Common Stock in the Acquired Funds and (ii) distribute the shares of MuniYield Michigan Series B AMPS to the holders of MuniVest Michigan AMPS, and the shares of MuniYield Michigan Series C AMPS to the holders of MuniHoldings Michigan Series A AMPS, in exchange for their shares of AMPS in the Acquired Funds. Articles Supplementary establishing the powers, rights and preferences of the MuniYield Michigan Series B AMPS and the MuniYield Michigan Series C AMPS, and Articles of Amendment to the Articles Supplementary of MuniYield Michigan designating the currently outstanding MuniYield Michigan AMPS as Series A AMPS, will have been filed with the State Department of Assessments and Taxation of Maryland (the "Maryland Department") prior to the closing of the Reorganization. As soon as practicable after the date that the Reorganization takes place (the "Exchange Date"), each of the Acquired Funds will file Articles of Dissolution with the Maryland Department to effect the formal dissolution of such Funds, and will dissolve.


     Each of the Acquired Funds will distribute the shares of MuniYield Michigan Common Stock and the shares of MuniYield Michigan Series B AMPS or MuniYield Michigan Series C AMPS received by it pro rata to its holders of record of Common Stock and AMPS, as applicable, in exchange for such stockholders' shares in the Acquired Funds. Such distribution would be accomplished by opening new accounts on the books of MuniYield Michigan in the names of the common and preferred stockholders of each of the Acquired Funds and transferring to those stockholder accounts the MuniYield Michigan Common Stock or MuniYield Michigan AMPS previously credited on those books to the accounts of the Acquired Funds. Each newly-opened account on the books of MuniYield Michigan for the previous holders of Common Stock of the Acquired Funds would represent the respective pro rata number of shares of MuniYield Michigan Common Stock (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of Common Stock. No fractional shares of MuniYield Michigan Common Stock will be issued. In lieu thereof, MuniYield Michigan's transfer agent, The Bank of New York, will aggregate all fractional shares of MuniYield Michigan Common Stock and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Common Stock certificates of the applicable Acquired Fund. Similarly, each newly-opened account on the books of MuniYield Michigan for the previous holders of AMPS of an Acquired Fund would represent the respective pro rata number of shares of MuniYield Michigan Series B AMPS or MuniYield Michigan Series C AMPS due such holder of AMPS. See "Surrender and Exchange of Stock Certificates" below for a description of the procedures to be followed by the stockholders of the Acquired Funds to obtain their MuniYield Michigan Common Stock (and cash in lieu of fractional shares, if any). Because AMPS are held in "street name" by the Depository Trust Company, all transfers are accomplished by book entry and no surrender of share certificates representing AMPS is necessary.

     Accordingly, as a result of the Reorganization, every holder of Common Stock of an Acquired Fund would own shares of MuniYield Michigan Common Stock that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Exchange Date equal to the aggregate net asset value of that stockholder's Common Stock immediately prior to the Exchange Date. Since the MuniYield Michigan Common Stock would be issued at net asset value and the shares of Common Stock of the Acquired Fund would be valued at net asset value for the purposes of the exchange the holders of Common Stock of each of the Funds will not be diluted as a result of the Reorganization. Similarly, since the MuniYield Michigan Series B AMPS and MuniYield Michigan Series C AMPS would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the AMPS of the Acquired Funds, holders of AMPS of each of the Funds will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of any of the Funds likely will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the constituent Funds.

PROCEDURE


     At meetings of the Boards of Directors of each of the Funds, the Board of Directors of each of the Funds, including all of the Directors present who are not "interested persons," as defined in the Investment Company Act, of the applicable Fund, approved the Agreement and Plan of Reorganization and the submission of such Agreement and Plan of Reorganization to the stockholders of each of the Funds for approval.


     Also, the Board of Directors of MuniYield Michigan approved the filing of Articles Supplementary establishing the powers, rights and preferences of the MuniYield Michigan Series B AMPS and the MuniYield Michigan Series C AMPS in order that they may be distributed to holders of AMPS of each of the Acquired Funds as part of the Reorganization and the filing of Articles of Amendment to its Articles Supplementary to designate the outstanding MuniYield Michigan AMPS as Series A.

     As a result of such Board approvals, the Funds have jointly filed this proxy statement with the SEC soliciting a vote of the stockholders of each of the Funds to approve the Reorganization. The costs of such solicitation are to be paid by MuniYield Michigan after the Reorganization so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each of the Funds. The Meetings of stockholders of the Funds will be held on December 15, 1999. If the stockholders of all three Funds approve the Reorganization, the Reorganization will take place as soon as practicable after such approval, provided that the Funds have obtained prior to that time a favorable private letter ruling from the IRS concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization or an opinion of counsel to the same effect.

     THE BOARDS OF DIRECTORS OF MUNIYIELD MICHIGAN, MUNIVEST MICHIGAN AND MUNIHOLDINGS MICHIGAN RECOMMEND THAT THE STOCKHOLDERS OF THE RESPECTIVE FUNDS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

     The following is a summary of the significant terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, attached hereto as Exhibit II.

     Valuation of Assets and Liabilities. The respective assets of each of the Funds will be valued on the business day prior to the Exchange Date (the "Valuation Date"). The valuation procedures are the same for all three Funds: net asset value per share of the Common Stock of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Valuation Date. For the purpose of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of the issuing Fund is divided by the total number of shares of Common Stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to FAM, will accrue on the Valuation Date.

     The Michigan Municipal Bonds and Municipal Bonds in which each Fund invests are traded primarily in the over-the-counter markets. In determining net asset value on the Valuation Date, each Fund will use the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of the Funds. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Michigan Municipal Bonds and Municipal Bonds for which quotations are not readily available will be valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Boards of Directors of the Funds have determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in financial futures contracts will be valued on the Valuation Date at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, will be valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

     Distribution of MuniYield Michigan Common Stock, MuniYield Michigan Series B AMPS and MuniYield Michigan Series C AMPS. On the Exchange Date, MuniYield Michigan will issue to each Acquired Fund a number of shares of MuniYield Michigan Common Stock the aggregate net asset value of which will equal the respective aggregate net asset value of shares of Common Stock of the Acquired Fund on the Valuation Date. Each holder of Common Stock of an Acquired Fund will receive the number of shares of MuniYield Michigan Common Stock corresponding to his or her proportionate interest in the respective aggregate net asset value of the Common Stock of the Acquired Fund, as applicable.

     On the Exchange Date, MuniYield Michigan also will issue (i) to MuniVest Michigan a number of shares of MuniYield Michigan Series B AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of MuniVest Michigan AMPS on the Valuation Date, (ii) to MuniHoldings Michigan a number of shares of MuniYield Michigan Series C AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of MuniHoldings Michigan Series A AMPS on the Valuation Date. Each holder of AMPS of an Acquired Fund will receive the number of shares of MuniYield Michigan Series B AMPS or MuniYield Michigan Series C AMPS corresponding to his or her proportionate interest in the aggregate liquidation preference and value of the AMPS of the Acquired Fund. No sales charge or fee of any kind will be charged to stockholders of the Acquired Funds in connection with their receipt of MuniYield Michigan Common Stock or AMPS in the Reorganization. It is anticipated that (i) the auction for MuniYield Michigan Series B AMPS will be held on Friday; MuniVest Michigan AMPS are auctioned on Friday; and (ii) the auction for MuniYield Michigan Series C AMPS will be held on Wednesday; the MuniHoldings Michigan Series A AMPS are also auctioned on Wednesday. The auction procedures for all of the AMPS are substantially the same. As a result of the Reorganization, the last dividend period for the AMPS of each Acquired Fund prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

     Expenses. MuniYield Michigan shall pay, subsequent to the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Directors, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, a registration statement on Form N-14 and a private letter ruling request submitted to the IRS, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, costs of printing and distributing this Proxy Statement and Prospectus, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, accounting fees associated with each Fund's financial statements, stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization. In this regard, expenses of the Reorganization will be deducted from the assets of the combined fund so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each of the Funds. No Fund shall pay any expenses of its respective stockholders arising out of or in connection with the Reorganization.

     Required Approvals. Under Articles of Incorporation of each Fund (as amended to date and including Articles Supplementary establishing the powers, rights and preferences of the AMPS of each Fund), relevant Maryland law and the rules of the NYSE, stockholder approval of the Agreement and Plan of Reorganization requires the affirmative vote of stockholders representing more than 50% of the outstanding shares of Common Stock and AMPS, voting together as a single class, and more than 50% of the AMPS, voting separately as a class. Because of the requirement that the Agreement and Plan of Reorganization be approved by the stockholders of all three Funds, the Reorganization will not take place if the stockholders of any one Fund do not approve the Agreement and Plan of Reorganization.

     Deregistration and Dissolution. Following the transfer of the assets and liabilities of the Acquired Funds and the distribution of shares of MuniYield Michigan Common Stock, MuniYield Michigan Series B AMPS and MuniYield Michigan Series C AMPS to stockholders of the Acquired Funds, in accordance with the foregoing, each of the Acquired Funds will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

     Amendments and Conditions. The Agreement and Plan of Reorganization may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Agreement and Plan of Reorganization are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval by the stockholders of each of the Funds, favorable IRS rulings or an opinion of counsel being received as to tax matters, an opinion of counsel as to securities matters being received and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.


     Postponement; Termination. Under the Agreement and Plan of Reorganization, the Board of Directors of any of the Funds may cause the Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the stockholders of its respective Fund to do so. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of any of the Funds) prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of the three Funds and (ii) by the Board of Directors of any Fund if any condition to that Fund's obligations set forth in the Agreement and Plan of Reorganization has not been fulfilled or waived by such Board.


POTENTIAL BENEFITS TO COMMON STOCKHOLDERS OF THE FUNDS AS A RESULT OF THE REORGANIZATION


     In approving the Reorganization, the Board of Directors of each Fund identified certain benefits that are likely to result from the Reorganization, including lower aggregate operating expenses per share of Common Stock, greater efficiency and flexibility in portfolio management and a more liquid trading market for the shares of Common Stock of the combined fund. With respect to each of the Acquired Funds, following the Reorganization their respective stockholders will remain invested in a closed-end fund that has investment objectives and policies substantially similar to those of the Acquired Fund. The Boards also considered the possible risks and costs of combining the Funds, and examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds' portfolios of Michigan Municipal Bonds and Municipal Bonds and the costs involved in a transaction such as the Reorganization. The Boards noted the many similarities between the Funds, including their substantially similar investment objectives and investment policies, their use of substantially the same management personnel and their similar portfolios of Michigan Municipal Bonds and Municipal Bonds. The Boards also considered the relative tax positions of the Funds' portfolios. Based on these factors, the Boards concluded that the Reorganization will potentially benefit the stockholders of each Fund in that it (i) presents no significant risks that would outweigh the benefits discussed above and (ii) involves minimal costs (including relatively minor legal, accounting and administrative costs).


     The surviving fund that would result from the Reorganization would have a larger asset base than any of the Funds has currently. Based on data presented by FAM, the Board of each Fund believes that administrative expenses for a larger combined fund would be less than the aggregate expenses for the individual Funds, resulting in a lower expense ratio for common stockholders of the combined fund and higher earnings per common share. In particular, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses will be spread across a larger asset base, thereby lowering the expense ratio for the combined fund. To illustrate the potential economies of scale, the table below shows the total annualized operating expense ratio of each Fund based on average net assets both excluding and including assets attributable to AMPS as of June 30, 1999:


                                        TOTAL ANNUALIZED
                                           OPERATING          AVERAGE NET      TOTAL ANNUALIZED     AVERAGE NET
                                         EXPENSE RATIO     ASSETS, EXCLUDING      OPERATING       ASSETS INCLUDING
                                           EXCLUDING             AMPS           EXPENSE RATIO           AMPS
FUND                                          AMPS           (IN MILLIONS)      INCLUDING AMPS     (IN MILLIONS)
----                                    ----------------   -----------------   ----------------   ----------------
MuniYield Michigan....................        1.10%             $110.2               0.75%             $160.2
MuniVest Michigan.....................        1.14%             $100.3               0.76%             $150.3
MuniHoldings Michigan.................        1.49%             $ 61.0               0.87%             $101.0
Combined Fund(1)......................        1.04%             $271.5               0.69%             $411.5


---------------
(1) Assumes Reorganization had taken place on June 30, 1999.

     Management projections estimate that MuniYield Michigan will have net assets in excess of $411.5 million, including assets attributable to AMPS, upon completion of the Reorganization. A larger asset base should provide benefits in portfolio management. After the Reorganization, MuniYield Michigan should be able to purchase larger amounts of Michigan Municipal Bonds and Municipal Bonds at more favorable prices than any of the Funds separately and, with this greater purchasing power, request improvements in the terms of the Michigan Municipal Bonds and Municipal Bonds (e.g., added indenture provisions covering call protection, sinking funds and audits for the benefit of large holders) prior to purchase.

     Based on the foregoing, the Boards concluded that the Reorganization is in the best interests of the stockholders of each of the Funds because the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above.


     In approving the Reorganization, the Board of Directors of each Fund determined that the Reorganization is in the best interests of that Fund and, with respect to net asset value and liquidation preference, that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization. Although the Reorganization is expected to result in a reduction in net asset value per share of the combined fund after the Reorganization of approximately $.02 as a result of the estimated costs of the Reorganization, management of each Fund advised its Board that it expects that such costs would be recovered within 18 months after the Exchange Date due to a decrease in the operating expense ratio.


     It is not anticipated that the Reorganization directly would benefit the holders of shares of AMPS of any of the Funds; however, the Reorganization will not adversely affect the holders of shares of AMPS of any of the Funds and the expenses of the Reorganization will not be borne by the holders of shares of AMPS of any of the Funds.

SURRENDER AND EXCHANGE OF STOCK CERTIFICATES

     After the Exchange Date, each holder of an outstanding certificate or certificates formerly representing shares of Common Stock of any one of the Acquired Funds will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of MuniYield Michigan Common Stock distributable with respect to such holder's shares of Common Stock of the Acquired Fund, together with cash in lieu of any fractional shares of Common Stock. Promptly after the Exchange Date, the transfer agent for the MuniYield Michigan Common Stock will mail to each holder of certificates formerly representing shares of Common Stock of an Acquired Fund a letter of transmittal for use in surrendering his or her certificates for certificates representing shares of MuniYield Michigan Common Stock and cash in lieu of any fractional shares of Common Stock.

     Shares of AMPS are held in "street name" by the Depository Trust Company, and all transfers will be accomplished by book entry. Surrender of physical certificates for AMPS is not required.

IF PRIOR TO THE REORGANIZATION YOU HELD:       AFTER THE REORGANIZATION, YOU WILL HOLD:
----------------------------------------       ----------------------------------------
  MuniYield Michigan Common Stock              MuniYield Michigan Common Stock
  MuniYield Michigan AMPS                      MuniYield Michigan Series A AMPS
  MuniVest Michigan Common Stock               MuniYield Michigan Common Stock
  MuniVest Michigan AMPS                       MuniYield Michigan Series B AMPS
  MuniHoldings Michigan Common Stock           MuniYield Michigan Common Stock
  MuniHoldings Michigan Series A AMPS          MuniYield Michigan Series C AMPS

     PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE REORGANIZATION, COMMON STOCKHOLDERS OF THE ACQUIRED FUNDS WILL BE FURNISHED WITH INSTRUCTIONS FOR EXCHANGING THEIR STOCK CERTIFICATES FOR MUNIYIELD MICHIGAN STOCK CERTIFICATES AND, IF APPLICABLE, CASH IN LIEU OF FRACTIONAL SHARES.

     From and after the Exchange Date, certificates formerly representing shares of Common Stock or AMPS of an Acquired Fund will be deemed for all purposes to evidence ownership of the number of full shares of MuniYield Michigan Common Stock, MuniYield Michigan Series B AMPS or MuniYield Michigan Series C AMPS distributable with respect to the shares of the Acquired Fund held before the Reorganization as described above and as shown in the table above, provided that, until such stock certificates have been so surrendered, no dividends payable to the holders of record of Common Stock or AMPS of an Acquired Fund as of any date subsequent to the Exchange Date will be paid to the holders of such outstanding stock certificates. Dividends payable to holders of record of shares of Common Stock or AMPS of MuniYield Michigan, as of any date after the Exchange Date and prior to the exchange of certificates by any stockholder of an Acquired Fund, will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her stock certificates for exchange.

     From and after the Exchange Date, there will be no transfers on the stock transfer books of any Acquired Fund. If, after the Exchange Date, certificates representing shares of Common Stock or AMPS of an Acquired Fund are presented to MuniYield Michigan, they will be canceled and exchanged for certificates representing Common Stock or AMPS of MuniYield Michigan, as applicable, and cash in lieu of fractional shares of Common Stock, if any, distributable with respect to such Common Stock or AMPS in the Reorganization.

TAX CONSEQUENCES OF THE REORGANIZATION

     General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Each of the three Funds has elected and qualified for the special tax treatment afforded RICs under the Code, and MuniYield Michigan intends to continue to so qualify after the Reorganization. The Funds have jointly requested a private letter ruling from the IRS that for Federal income tax purposes: (i) the exchange of assets by each Acquired Fund for MuniYield Michigan stock, as described, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each of the Acquired Funds and MuniYield Michigan will be deemed a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to the Acquired Funds as a result of the Reorganization or on the distribution of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS or MuniYield Michigan Series C AMPS to the respective stockholders of the Acquired Funds under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to MuniYield Michigan as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of the Acquired Funds on the receipt of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS or MuniYield Michigan Series C AMPS in exchange for their corresponding shares of Common Stock or AMPS of an Acquired Fund (except to the extent that common stockholders receive cash representing an interest in fractional shares of MuniYield Michigan in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of the assets of the Acquired Funds in the hands of MuniYield Michigan will be the same as the tax basis of such assets in the hands of the Acquired Fund that transferred them immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the MuniYield Michigan Common Stock, MuniYield Michigan Series B AMPS or MuniYield Michigan Series C AMPS received by the stockholders of the Acquired Funds in the Reorganization will be equal to the tax basis of the Common Stock or AMPS of the Acquired Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the MuniYield Michigan Common Stock, MuniYield Michigan Series B AMPS or MuniYield Michigan Series C AMPS will be determined by including the period for which such stockholder held the Common Stock or AMPS of the Acquired Fund exchanged therefor, provided that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, MuniYield Michigan's holding period with respect to the assets of the Acquired Funds transferred will include the period for which such assets were held by the Acquired Fund; (ix) the payment of cash to common stockholders of an Acquired Fund in lieu of fractional shares of MuniYield Michigan Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such stockholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder's basis allocable to the MuniYield Michigan fractional shares; and (x) the taxable year of each of the Acquired Funds will end on the effective date of the Reorganization and pursuant to
Section 381(a) of the Code and regulations thereunder, MuniYield Michigan will succeed to and take into account certain tax attributes of the Acquired Funds, such as earnings and profits, capital loss carryovers and method of accounting.



     As noted in the discussion under "Comparison of the Funds -- Tax Rules Applicable to the Funds and Their Stockholders," a Fund must distribute annually at least 90% of its net taxable and tax-exempt income. A distribution only will be counted for this purpose if it qualifies for the dividends paid deduction under the Code. In the opinion of Brown & Wood llp, the issuance of MuniYield Michigan Series B AMPS and MuniYield Michigan Series C AMPS pursuant to the Reorganization in addition to the already existing MuniYield Michigan Series A AMPS will not cause distributions on any series of MuniYield Michigan AMPS to be treated as preferential dividends ineligible for the dividends paid deduction. It is possible, however, that the IRS may assert that, because there are several series of AMPS, distributions on such shares are preferential under the Code and therefore not eligible for the dividends paid deduction. If the IRS successfully disallowed the dividends paid deduction for dividends on the AMPS, MuniYield Michigan could lose the special tax treatment afforded RICs. In this case, dividends on the shares of MuniYield Michigan Common Stock and AMPS would not be exempt from Federal income tax. Additionally, MuniYield Michigan would be subject to the Federal alternative minimum tax.


     Under Section 381(a) of the Code, MuniYield Michigan will succeed to and take into account certain tax attributes of the Acquired Funds, including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to MuniYield Michigan.

     Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.


     Regulated Investment Company Status. The Funds have elected (or will elect, for MuniHoldings Michigan) and qualified (or, in the case of MuniHoldings Michigan, will qualify) for taxation as RICs under Sections 851-855 of the Code, and after the Reorganization MuniYield Michigan intends to continue to so qualify.

CAPITALIZATION


     The following table sets forth as of April 30, 1999 (i) the capitalization of MuniYield Michigan, (ii) the capitalization of MuniVest Michigan, (iii) the capitalization of MuniHoldings Michigan, (iv) the pro forma capitalization of MuniYield Michigan as adjusted to give effect to the Reorganization.


PRO FORMA CAPITALIZATION OF MUNIYIELD MICHIGAN, MUNIVEST MICHIGAN, MUNIHOLDINGS
                                    MICHIGAN

             AND THE COMBINED FUND AS OF APRIL 30, 1999 (UNAUDITED)



                                                                                        COMBINED
                        MUNIYIELD        MUNIVEST      MUNIHOLDINGS     PRO FORMA       FUND AS
                         MICHIGAN        MICHIGAN        MICHIGAN      ADJUSTMENT     ADJUSTED(A)
                       ------------    ------------    ------------    -----------    ------------
Net Assets:
  Net Assets
     Attributable to
     Common Stock....  $115,032,226    $105,387,010    $65,355,824     ($2,174,695)   $283,600,365
  Net Assets
     Attributable to
     AMPS............   $50,000,000     $50,000,000    $40,000,000              --    $140,000,000
Shares Outstanding:
  Common Stock.......     7,431,634       7,387,697      4,453,667              --    18,543,238(b)
  AMPS
     Series A........         2,000           2,000          1,600              --           2,000
     Series B........            --              --             --              --           2,000(b)
     Series C........            --              --             --              --           1,600(b)
Net Asset Value Per
  Share:
  Common Stock.......        $15.48          $14.27         $14.67              --          $15.29
  AMPS...............       $25,000         $25,000        $25,000              --         $25,000


---------------

(a) The adjusted balances are presented as if the Reorganization had been consummated on April 30, 1999 and are for informational purposes only. Assumes distribution of undistributed net investment income. No assurance can be given as to how many shares of MuniYield Michigan Common Stock that stockholders of MuniVest Michigan or MuniHoldings Michigan will receive on the Exchange Date, and the foregoing should not be relied upon to reflect the number of shares of MuniYield Michigan Common Stock that actually will be received on or after such date.



(b) Assumes the issuance of 11,111,604 shares of MuniYield Michigan Common Stock and two newly-created series of AMPS consisting of 2,000 Series B shares and 1,600 Series C shares in exchange for the net assets of each of MuniVest Michigan and MuniHoldings Michigan, respectively. The number of shares issued was based on the net asset value of each Fund, net of distributions, on April 30, 1999.



(c) Net Asset Value Per Share of Common Stock after distribution of undistributed net investment income.



                         ITEM 2.  ELECTION OF DIRECTORS



     At the MuniHoldings Michigan Annual Meeting, the Board of Directors for MuniHoldings Michigan will be elected to serve until the next annual meeting of stockholders of MuniHoldings Michigan and until their successors are elected and qualified. If the stockholders of all of the Funds approve the Reorganization, then the Board of Directors of MuniYield Michigan will serve as the Board of the combined fund, until the next annual meeting of stockholders of MuniYield Michigan. If the stockholders of any Fund vote against the Reorganization, then the Board of Directors of MuniHoldings Michigan elected at the Annual Meeting will continue to serve until the next annual meeting of stockholders of MuniHoldings Michigan and the Boards of MuniYield Michigan and MuniVest Michigan elected at their annual meetings held on April 21, 1999 will continue to serve until their respective next annual meetings of stockholders. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All proxies of the holders of AMPS of MuniHoldings Michigan, voting separately as a class, will be voted in favor of the two persons designated as Directors to be elected by the holders of shares of AMPS of that Fund; and

          (2) All proxies of the holders of shares of Common Stock and AMPS of MuniHoldings Michigan, voting together as a single class, will be voted in favor of the five persons designated as Directors to be elected by the holders of shares of Common Stock and AMPS of that Fund.

     The Board of Directors of MuniHolding Michigan knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Directors is set forth in Exhibit I.

TO BE ELECTED BY THE HOLDERS OF MUNIHOLDINGS MICHIGAN AMPS VOTING SEPARATELY AS
                                    A CLASS


                                                         PRINCIPAL OCCUPATION DURING PAST
NAME AND ADDRESS                       AGE            FIVE YEARS AND PUBLIC DIRECTORSHIPS(1)
----------------                       ---            --------------------------------------
Joseph L. May(1)(2)..................  70     Attorney in private practice since 1984; President,
  424 Church Street                           May and Athens Hosiery Mills Division. Wayne-Gossard
  Suite 2000                                  Corporation from 1954 to 1983: Vice President,
  Nashville, Tennessee 37219                  Wayne-Gossard Corporation from 1972 to 1983; Chairman,
                                              The May Corporation (personal holding company) from
                                              1972 to 1983; Director, Signal Apparel Co. from 1972
                                              to 1989.

Andre F. Perold(1)(2)................  47     Professor, Harvard Business School since 1989 and
  Morgan Hall                                 Associate Professor from 1983 to 1989; Trustee, The
  Solders Field                               Common Fund since 1989; Director, Quantec Limited
  Boston, Massachusetts 02163                 since 1991, TIBCO from 1994 to 1996 and Genbel
                                              Securities Limited and Genbel Bank since 1999.


TO BE ELECTED BY HOLDERS OF MUNIHOLDINGS MICHIGAN COMMON STOCK AND MUNIHOLDINGS
               MICHIGAN AMPS, VOTING TOGETHER AS A SINGLE CLASS:

Terry K. Glenn(1)*...................  59     Executive Vice President of FAM and MLAM since 1983;
  P.O. Box 9011                               Executive Vice President and Director of Princeton
  Princeton, New Jersey 08543-9011            Services, Inc. ("Princeton Services") since 1993;
                                              President of Princeton Funds Distributor, Inc. since
                                              1986 and Director thereof since 1991; President of
                                              Princeton Administrators L.P. since 1988.

James H. Bodurtha(1)(2)(3)...........  55     Director and Executive Vice President, The China
  36 Popponesset Road                         Business Group, Inc. since 1996; Chairman and Chief
  Cotuit, Massachusetts 02635                 Executive Officer, China Enterprise Management
                                              Corporation from 1993 to 1996; Chairman, Berkshire
                                              Corporation since 1980; Partner, Squire, Sanders &
                                              Dempsey from 1980 to 1993.

Herbert I. London(1)(2)..............  60     John M. Olin Professor of Humanities, New York
  2 Washington Square Village                 University since 1993 and Professor since 1980;
  New York, New York 10012                    President, Hudson Institute since 1997 and Trustee
                                              thereof since 1980; Dean, Gallatin Division of New
                                              York University from 1976 to 1993; Distinguished
                                              Fellow, Herman Kahn Chair, Hudson Institute from 1984
                                              to 1985; Director, Damon Corp. from 1991 to 1995;
                                              Overseer, Center for Naval Analyses from 1983 to 1993;
                                              Limited Partner, Hypertech LP in 1996.

Robert R. Martin(1)(2)...............  72     Chairman and Chief Executive Officer, Kinnard
  513 Grand Hill                              Investments, Inc. from 1990 to 1993; Executive Vice
  St. Paul, Minnesota 55103                   President, Dain Bosworth from 1974 to 1989; Director,
                                              Carnegie Capital Management from 1977 to 1985 and
                                              Chairman thereof in 1979; Director, Securities
                                              Industry Association from 1981 to 1982 and Public
                                              Securities Association from 1979 to 1980; Chairman of
                                              the Board, WTC Industries, Inc. in 1994; Trustee,
                                              Northland College since 1992.

Arthur Zeikel(1)*....................  67     Chairman of FAM and MLAM from 1997 to 1999; President
  300 Woodland Avenue                         of FAM and MLAM from 1977 to 1997; Chairman of
  Westfield, New Jersey 07090                 Princeton Services from 1997 to 1999, Director thereof
                                              from 1993 to 1999 and President thereof from 1993 to
                                              1997; Executive Vice President of ML & Co. from 1990
                                              to 1999.


---------------
(1) Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLAM or their affiliates act as investment adviser. See "Compensation of Board Members" in
    Exhibit I.


(2) Member of Audit Committee of the Board of Directors.


 * Interested person, as defined in the Investment Company Act, of each of the Funds.

COMMITTEE AND BOARD MEETINGS

     The Board of MuniHoldings Michigan has a standing Audit Committee, which consists of Board members who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties. The Fund's Board does not have a nominating committee.


     During the Fund's last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he or she served. See Exhibit I for further information about Audit Committee and Board meetings.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that
[            ].

INTERESTED PERSONS

     MuniHoldings Michigan considers Mr. Zeikel and Mr. Glenn to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with FAM and its affiliates. Mr. Glenn is the President of the Fund.

COMPENSATION OF DIRECTORS


     FAM, the investment adviser of each Fund, pays all compensation to all officers of and all Directors of MuniHoldings Michigan who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM (each a "non-affiliated Director") an annual fee plus a fee for each meeting attended, and the Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, an annual fee plus a fee for each meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the non-affiliated Directors for the Fund's most recently completed fiscal year is set forth in Exhibit I.


OFFICERS OF MUNIHOLDINGS MICHIGAN

     Information regarding the officers of MuniHoldings Michigan is set forth in
Exhibit I. Officers of the Fund are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.


                   ITEM 3.  SELECTION OF INDEPENDENT AUDITORS



     The Board of Directors of MuniHoldings Michigan, including a majority of the Directors who are not interested persons of the Fund, has selected independent auditors to examine the financial statements of the Fund for the Fund's current fiscal year. Deloitte & Touche LLP ("D&T") acts as independent auditors for MuniHoldings Michigan. The current fiscal year for MuniHoldings Michigan is the fiscal period ending September 30, 2000.


     MuniHoldings Michigan knows of no direct or indirect financial interest of such auditors in MuniHoldings Michigan. Such appointment is subject to ratification or rejection by the stockholders of MuniHoldings Michigan. If the stockholders of each of the Funds approve the Reorganization, then Ernst & Young LLP, the independent auditors for MuniYield Michigan will serve as the independent auditors of the combined fund until its next annual meeting of stockholders. If the stockholders of any of the Funds vote against the Reorganization, then the independent auditors of MuniHoldings Michigan will continue to serve as independent auditors of that Fund until the next annual meeting of stockholders of that Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including FAM and MLAM, and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by the independent auditors from these other entities are substantially greater, in the aggregate, than the total fees received by the independent auditors from MuniHoldings Michigan. The Board of Directors of MuniHoldings Michigan considered the fact that D&T have been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Annual Meeting of MuniHoldings Michigan and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                      INFORMATION CONCERNING THE MEETINGS

DATE, TIME AND PLACE OF MEETINGS

     The Meetings will be held on December 15, 1999 at the offices of MLAM, 800 Scudders Mill Road, Plainsboro, New Jersey at the times listed on Exhibit I.

SOLICITATION, REVOCATION AND USE OF PROXIES

     A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the appropriate Fund or by voting in person at the Meeting. Although mere attendance at the Meetings will not revoke a proxy, a stockholder present at the Meetings may withdraw his or her proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, (i) all proxies will be voted "FOR" the approval of the Agreement and Plan of Reorganization,
(ii) for the stockholders of MuniHoldings Michigan only, all proxies submitted by MuniHoldings Michigan stockholders will be voted "FOR" the election of the nominees to the Board of Directors of MuniHoldings Michigan and "FOR" the ratification of the selection of D&T, as independent accountants of MuniHoldings Michigan. It is not anticipated that any other matters will be brought before the Meetings. If, however, any other business properly is brought before the Meetings, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of shares of Common Stock or AMPS of any of the Funds at the close of business on the Record Date are entitled to vote at the Meetings or any adjournment thereof. At the close of business on the Record Date, the Funds had the number of shares outstanding indicated in Exhibit I.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To the knowledge of the Funds, at the date hereof, no person or entity owns beneficially 5% or more of the shares of the Common Stock or AMPS of any Fund.

     As of the Record Date, none of the nominees held shares of the Funds except as set forth in the table below:

NOMINEE                                 FUND AND CLASS OF SHARES            NO. OF SHARES HELD*
-------                                 ------------------------            -------------------

---------------
* These holdings represent less than [     ]% of the shares of Common Stock
  outstanding.

     As of the Record Date, the Directors and officers of MuniYield Michigan as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of MuniYield Michigan Common Stock and [owned no] MuniYield Michigan AMPS.

     As of the Record Date, the Directors and officers of MuniVest Michigan as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of MuniVest Michigan Common Stock and [owned no] MuniVest Michigan AMPS.

     As of the Record Date, the Directors and officers of MuniHoldings Michigan as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of MuniHoldings Michigan Common Stock and [owned no] MuniHoldings Michigan AMPS.

     On the Record Date, Mr. Glenn, a Director and an officer of each of the Funds, Mr. Zeikel, a Director of each of the Funds, and the other Directors and officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

VOTING RIGHTS AND REQUIRED VOTE

     For purposes of this Proxy Statement and Prospectus, each share of Common Stock and AMPS of each of the Funds is entitled to one vote. Approval of the Agreement and Plan of Reorganization requires the approval of each Fund. With respect to each Fund, approval of the Agreement and Plan of Reorganization requires the affirmative vote of stockholders representing (i) a majority of the outstanding shares of the Fund's Common Stock and AMPS, voting together as a single class, and (ii) a majority of the outstanding shares of the Fund's AMPS, voting separately as a class.

     Under Maryland law, stockholders of a registered investment company whose shares are traded publicly on a national securities exchange, such as each of the Acquired Funds, are not entitled to demand the fair value of their shares upon a transfer of assets; therefore, the common stockholders of each of the Acquired Funds will be bound by the terms of the Reorganization, if approved at the Meetings. However, any common stockholder of an Acquired Fund may sell his or her shares of Common Stock at any time on the NYSE. Conversely, since the AMPS are not traded publicly on a national securities exchange, holders of AMPS issued by an Acquired Fund will be entitled to appraisal rights upon the consummation of the Reorganization. As stockholders of the corporation acquiring the assets of the Acquired Funds, neither holders of MuniYield Michigan Common Stock nor holders of MuniYield Michigan AMPS are entitled to appraisal rights under Maryland law.

     Under Maryland law, a holder of AMPS of any of the Acquired Funds desiring to receive payment of the fair value of his or her stock (an "objecting stockholder") (i) must file with the applicable Acquired Fund a written objection to the Reorganization at or before the Meeting, (ii) must not vote in favor of the Reorganization, and (iii) must make written demand on MuniYield Michigan for payment of his or her stock, stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department of Assessments and Taxation accepts for filing the Articles of Transfer with respect to the Reorganization MuniYield Michigan is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Reorganization. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distribution payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes, will be the date of the Meeting. A demand for payment of fair market value may not be withdrawn, except upon the consent of MuniYield Michigan. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting stockholder who has not received payment for his or her shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair market value of his or her stock.

     For purposes of each Meeting, a quorum consists of one-third of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for each Meeting, a quorum of the applicable Fund's stockholders is not present, or if a quorum is present but sufficient votes in favor of the Agreement and Plan of Reorganization are not received from the stockholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the applicable Fund's stockholders.

     With respect to the election of Directors of MuniHoldings Michigan, assuming a quorum is present, holders of shares of MuniHoldings Michigan's AMPS, voting separately as a class, are entitled to elect two Directors of the Fund and holders of shares of the Fund's Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors of the Fund. Assuming a quorum is present, (x) election of the two Directors of MuniHoldings Michigan to be elected by the holders of shares of that Fund's AMPS, voting separately as a class, will require the affirmative vote of a plurality of the votes cast by the holders of that Fund's AMPS, represented at the Meeting and entitled to vote, voting together as a single class; and (y) election of the remaining Directors of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of that Fund's Common Stock and AMPS, represented at the Meeting and entitled to vote, voting together as a single class.

     Assuming a quorum is present, approval of the ratification of the selection of the independent auditors of MuniHoldings Michigan will require the affirmative vote of a majority of the votes cast by the holders of MuniHoldings Michigan Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by MuniYield Michigan, the surviving fund after the Reorganization, so as to be borne equally and exclusively on a per share basis by the holders of Common Stock of each of the Funds. If the Reorganization is not approved, these expenses will be allocated among the Funds according to the net asset value of the Common Stock of each Fund on the Meeting date.

     The Funds likewise will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of each of the Funds and certain persons that the Funds may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of capital stock of the Funds.


     In order to obtain the necessary quorum at the Meetings, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Funds. Each of the Funds has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to aid in the solicitation of proxies, at a cost to be borne by each of the Funds of approximately $7,500, plus out-of-pocket expenses.


     Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meetings. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of the Directors of MuniHoldings Michigan Item 2. and the ratification of the selection of independent auditors for MuniHoldings Michigan Item 3. if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. With respect to shares of Common Stock of each Fund, broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the approval of the Agreement and Plan of Reorganization Item 1. Shares of AMPS of a Fund held in "street name," however, may be voted without instructions under certain conditions by broker-dealer firms with respect to Item 1. and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. With respect to each Fund, these conditions include, among others, that (i) at least 30% of that Fund's AMPS outstanding have voted on Item 1., (ii) less than 10% of that Fund's AMPS outstanding have voted against Item 1. and (iii) holders of that Fund's Common Stock have voted to approve Item 1. In such instances, the broker-dealer firm will vote that Fund's shares of AMPS on Item 1. in the same proportion as the votes cast by all holders of that Fund's AMPS who voted on Item 1. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. Merrill Lynch has advised the Funds that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 2. and 3. (with respect to Common Stock and AMPS) and
Item 1.

(with respect to AMPS only) in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Items 2. and 3. Abstentions and broker non-votes will have the same effect as a vote against Item 1.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statement and the exhibits relating thereto that MuniYield Michigan has filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

     The Funds are subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith are required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the SEC:
Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the SEC. Reports, proxy statements and other information concerning the Funds can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

YEAR 2000 ISSUES

     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Funds could be adversely affected if the computer systems used by FAM or other Fund service providers do not properly address this problem before January 1, 2000. FAM expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told FAM that they also expect to resolve the Year 2000 Problem, and FAM will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Funds could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Funds invest, and this could hurt the Funds' investment returns.

                                   CUSTODIAN

     The Bank of New York acts as the custodian for cash and securities of MuniYield Michigan, MuniVest Michigan and MuniHoldings Michigan. The principal business address of The Bank of New York in such capacity is 90 Washington Street, New York, New York 10286.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The Bank of New York serves as the transfer agent, dividend disbursing agent and registrar with respect to the Common Stock of MuniYield Michigan, MuniVest Michigan and MuniHoldings Michigan, pursuant to separate registrar, transfer agency and service agreements with each of the Funds. The principal business address of The Bank of New York in such capacity is 101 Barclay Street, New York, New York 10286.

     The Bank of New York serves as the transfer agent, registrar and auction agent to MuniYield Michigan, MuniVest Michigan and MuniHoldings Michigan, in connection with their respective AMPS. The principal business address of The Bank of New York in such capacity is 101 Barclay Street, New York, New York 10286.

                               LEGAL PROCEEDINGS

     There are no material legal proceedings to which any Fund is a party.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Reorganization will be passed upon for the Funds by Brown & Wood LLP, New York, New York.

                                    EXPERTS


     Ernst & Young LLP ("E&Y"), independent auditors, have audited the financial statements and financial highlights of MuniYield Michigan as of October 31, 1998 as set forth in their report which appears in this Proxy Statement and Prospectus. The financial statements and financial highlights are included in reliance upon their report, given on their authority as experts in accounting and auditing.



     E&Y will serve as the independent auditors for the combined fund after the reorganization. The principal business address of E&Y is 99 Wood Avenue South, Iselin, New Jersey 08830.



     The audited financial statements and financial highlights of MuniVest Michigan and MuniHoldings Michigan [to be filed by amendment] included in this Proxy Statement and Prospectus have been so included in reliance on the reports of D&T, the independent auditors for those Funds, given on their authority as experts in auditing and accounting. The principal business address of D&T is 117 Campus Drive, Princeton, New Jersey 08540.


                             STOCKHOLDER PROPOSALS


     If a stockholder of any of the Funds intends to present a proposal at the 2000 Annual Meeting of Stockholders of any of the Funds, of which are anticipated to be held in April 2000, and MuniHoldings Michigan is anticipated to be held in December 2000, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the appropriate Fund by January 1, 2000.


                                          By Order of the Boards of Directors

                                          ALICE A. PELLEGRINO
                                          Secretary of MuniYield Michigan
                                          Insured Fund, Inc.,
                                          MuniVest Michigan Insured Fund, Inc.
                                          and
                                          MuniHoldings Michigan Insured Fund,
                                          Inc.

                         INDEX TO FINANCIAL STATEMENTS



                                                              PAGE
Audited Financial Statements for MuniYield Michigan Insured
  Fund, Inc. for the Fiscal Year Ended October 31, 1998.....  F-3
Unaudited Financial Statements for MuniYield Michigan
  Insured Fund, Inc. for the Six-Month Period Ended April
  30, 1999..................................................   F-
Audited Financial Statements for MuniVest Michigan Insured
  Fund, Inc. for the Fiscal Year Ended October 31, 1998.....   F-
Unaudited Financial Statements for MuniVest Michigan Insured
  Fund, Inc. for the Six-Month Period Ended April 30,
  1999......................................................   F-
Unaudited Financial Statements for MuniHoldings Michigan
  Insured Fund, Inc. for the Period January 29, 1999 to
  March 31, 1999............................................   F-
Audited Financial Statements for MuniHoldings Michigan
  Insured Fund, Inc. for the Fiscal Year Ended September 30,
  1999 (to be filed by amendment)...........................   F-
Unaudited Financial Statements for the Combined Fund on a
  Pro Forma Basis, as of
  April 30, 1999............................................   F-

MuniYield Michigan Insured Fund, Inc.
October 31, 1998



REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniYield Michigan Insured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniYield Michigan Insured Fund, Inc., including the schedule of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Michigan Insured Fund, Inc. at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Princeton, New Jersey
December 1, 1998

     Audited Financial Statements for MuniYield Michigan Insured Fund, Inc.
                   for the Fiscal Year Ended October 31, 1998

MuniYield Michigan Insured Fund, Inc.
October 31, 1998


PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
GO     General Obligation Bonds
PCR    Pollution Control Revenue Bonds
RITR   Residual Interest Trust Receipts
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                          Value
Ratings  Ratings   Amount                                Issue                                                 (Note 1a)

Michigan--95.3%
AAA      Aaa     $1,000   Bay City, Michigan, Electric Utility Revenue Bonds, 6.60% due 1/01/2001 (b)(f)       $   1,081

AAA      Aaa      5,000   Bay City, Michigan, School District, UT, 6.50% due 5/01/2002 (b)(f)                      5,524

AAA      Aaa      2,500   Brighton, Michigan, Area School District, Refunding Bonds, UT, Series II,
                          4.90%** due 5/01/2015 (b)                                                                1,119

AAA      Aaa      1,250   Chelsea, Michigan, School District, UT, 5.875% due 5/01/2005 (c)(f)                      1,394
                          Detroit, Michigan, Sewage Disposal Revenue Bonds:
AAA      Aaa      2,500     6.625% due 7/01/2001 (c)(f)                                                            2,737
AAA      Aaa      1,000     Series A, 5% due 7/01/2027 (d)                                                           985

                          Detroit, Michigan, Water Supply System Revenue Bonds:
AAA      Aaa      5,000     Refunding, 6.25% due 7/01/2012 (c)(g)                                                  5,505
AAA      Aaa      3,220     Series A, 5% due 7/01/2021 (d)                                                         3,177
AAA      Aaa      2,500     Series A, 5% due 7/01/2027 (d)                                                         2,459

AAA      Aaa      1,000   Eastern Michigan University, Revenue Refunding Bonds, 6.375% due 6/01/2014 (b)           1,087

AAA      Aaa      2,000   Ferris State University, Michigan Revenue Refunding Bonds, 5% due 10/01/2023 (b)         1,972

AAA      Aaa      4,500   Grand Ledge, Michigan, Public Schools District, UT, 6.60% due 5/01/2004 (d)(f)           5,167

AAA      Aaa      7,200   Grand Rapids, Michigan, Sanitary Sewer System, Revenue Refunding and Improvement
                          Bonds, Series A, 4.75% due 1/01/2028 (c)                                                 6,851

AAA      Aaa      3,000   Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds, 6.25% due
                          1/01/2011 (c)                                                                            3,201

AAA      Aaa      5,000   Grand Traverse County, Michigan, Hospital Finance Authority, Hospital Revenue
                          Refunding Bonds (Munson Healthcare), Series A, 6.25% due 7/01/2022 (b)                   5,458

AAA      Aaa      1,000   Grandville, Michigan, Public Schools District, Refunding Bonds, UT, 6.60% due
                          5/01/2005 (c)(f)                                                                         1,157

AAA      Aaa      2,500   Greenville, Michigan, Public Schools Building, GO, UT, 5.75% due 5/01/2004 (d)(f)        2,746

AAA      Aaa      1,700   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                          Bonds (Borgess Medical Center), Series A, 5.625% due 6/01/2014 (b)                       1,824

AAA      Aaa      1,500   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility, Revenue
                          Refunding and Improvement Bonds (Bronson Methodist), 5.75% due 5/15/2016 (d)             1,599

AAA      Aaa      2,000   Kent, Michigan, Hospital Finance Authority, Health Care Revenue Bonds
                          (Butterworth Health Systems), Series A, 5.625% due 1/15/2006 (d)(f)                      2,222

AAA      Aaa      2,000   Kent, Michigan, Hospital Finance Authority, Hospital Facility Revenue Refunding
                          Bonds (Butterworth Hospital), Series A, 7.25% due 1/15/2013 (d)                          2,492

MuniYield Michigan Insured Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                              (In Thousands)

S&P      Moody's  Face                                                                                           Value
Ratings  Ratings  Amount                                  Issue                                                 (Note 1a)

Michigan (continued)
AAA      Aaa     $4,000   Lakeshore, Michigan, Public Schools (Berrien County), UT, 5.70% due
                          5/01/2022 (d)                                                                        $   4,270

AAA      Aaa      1,000   Leslie, Michigan, Public Schools (Ingham and Jackson Counties), Refunding
                          Bonds, Building and Site, UT, 6% due 5/01/2005 (b)(f)                                    1,122

AAA      Aaa      2,000   Lincoln Park, Michigan, School District, UT, 7% due 5/01/2006 (c)(f)                     2,393
                          Michigan Higher Education Student Loan Authority Revenue Bonds, VRDN, AMT (a)(b):
A1+      VMIG1++    100     Series XII-D, 3.15% due 10/01/2015                                                       100
AAA      VMIG1++    400     Series XII-F, 3.15% due 10/01/2020                                                       400

AA+      Aa1      1,500   Michigan Municipal Bond Authority Revenue Bonds (Drinking Water Revolving
                          Fund), 4.75% due 10/01/2020                                                              1,437

                          Michigan Municipal Bond Authority Revenue Bonds, Series A:
AAA      Aaa      5,000     (Local Government Loan Program), 6.125% due 12/01/2018 (c)                             5,590
AAA      Aaa      1,035     Refunding (Local Government Loan Program), 6.50% due 5/01/2012 (b)                     1,147
AAA      Aaa      1,870     Refunding (Local Government Loan Program), 6.50% due 11/01/2012 (d)                    2,073
AA+      Aa1      2,950     (State Revolving Fund), 6.55% due 10/01/2002 (f)                                       3,303
AA+      Aa1      2,000     (State Revolving Fund), 6.60% due 10/01/2002 (f)                                       2,243

                          Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
AAA      Aaa      2,500     (Mercy Health Services), Series T, 6.50% due 8/15/2013 (d)                             2,871
AAA      Aaa      1,250     (Mid-Michigan Obligation Group), Series A, 5.375% due 6/01/2027 (e)                    1,280
AAA      Aaa      1,100     (Sisters of Mercy Health Corp.), Series M, 6.25% due 2/15/2022 (e)                     1,193

                          Michigan State Strategic Fund, Limited Obligation Revenue Bonds:
A        A1       5,000     (Ford Motor Co. Project), AMT, Series A, 6.55% due 10/01/2022                          5,383
AAA      Aaa      2,500     Refunding (Detroit Edison Company), Series CC, 6.95% due 9/01/2021 (c)                 2,735
BBB+     Baa1     2,500     (Waste Management Inc. Project), AMT, 6.625% due 12/01/2012                            2,701

NR*      P1       2,300   Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project),
                          VRDN, Series A, 3.70% due 4/15/2018 (a)                                                  2,300

AAA      Aaa      5,000   Michigan State Trunk Line, Refunding Bonds, Series A, 4.75% due 11/01/2020 (d)           4,815

AAA      Aaa      7,500   Monroe County, Michigan, Economic Development Corp., Limited Obligation,
                          Revenue Refunding Bonds (Detroit Edison Co. Project), Series AA, 6.95% due
                          9/01/2022 (c)                                                                            9,585

                          Monroe County, Michigan, PCR (Detroit Edison Co. Project), AMT (d):
AAA      Aaa      4,500     Series CC, 6.55% due 6/01/2024                                                         4,983
AAA      Aaa      1,500     Series I-B, 6.55% due 9/01/2024                                                        1,667

AAA      Aaa      4,000   Northern Michigan University, Revenue Refunding Bonds, 5% due 12/01/2025 (d)             3,941

AAA      Aaa      1,000   Oakland University, Michigan, General Revenue Bonds, 5.75% due 5/15/2026 (d)             1,079

AAA      Aaa      1,870   Redford, Michigan, Unified School District No. 001, UT, 5.90% due 5/01/2006 (c)(f)       2,107

AAA      Aaa      5,925   Riverview, Michigan, Community School District Building, UT, 6.70% due
                          5/01/2002 (c)(f)                                                                         6,584

                          Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds:
AA-      Aa3      2,620     Refunding (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2019                  2,846
A1+      VMIG1++    600     (William Beaumont Hospital), VRDN, Series J, 3.70% due 1/01/2003 (a)                     600

MuniYield Michigan Insured Fund, Inc.
October 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                              (in Thousands)

S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                                  Issue                                                 (Note 1a)

Michigan (concluded)
AAA      Aaa     $7,000   Saint Clair County, Michigan, Economic Development Corp., PCR, Refunding
                          (Detroit Edison Co. Project), Series AA, 6.40% due 8/01/2024 (b)                     $   7,946

AAA      Aaa      5,000   Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit Metropolitan--
                          Wayne County), AMT, Series A, 5.375% due 12/01/2017 (d)                                  5,159

AAA      Aaa      5,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds, 6.25% due 10/01/2017 (d)          6,039

Puerto Rico--2.3%

AAA      Aaa      3,500   Puerto Rico, RITR, Series 14, 7.02% due 7/01/2027 (d)(h)                                 3,776


Total Investments (Cost--$149,548)--97.6%                                                                        163,425

Other Assets Less Liabilities--2.4%                                                                                4,086
                                                                                                                --------
Net Assets--100.0%                                                                                              $167,511
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)Escrowed to maturity.
(h)The interest is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating issued by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Ernst & Young LLP.


                       See Notes to Financial Statements.



QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

                                 Percent of
S&P Rating/Moody's Rating        Net Assets
AAA/Aaa                             84.9%
AA/Aa                                5.9
A/A                                  3.2
BBB/Baa                              1.6
Other++                              2.0

++ Temporary investments in short-term municipal securities.

MuniYield Michigan Insured Fund, Inc.
October 31, 1998



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1998

Assets:             Investments, at value (identified cost--$149,547,613) (Note 1a)                         $163,424,908
                    Cash                                                                                          51,226
                    Receivables:
                      Securities sold                                                      $  3,813,768
                      Interest                                                                3,002,981        6,816,749
                                                                                           ------------
                    Prepaid expenses and other assets                                                              7,831
                                                                                                            ------------
                    Total assets                                                                             170,300,714
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    2,489,639
                      Dividends to shareholders (Note 1e)                                       143,190
                      Investment adviser (Note 2)                                                73,830        2,706,659
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        83,055
                                                                                                            ------------
                    Total liabilities                                                                          2,789,714
                                                                                                            ------------

Net Assets:         Net assets                                                                              $167,511,000
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,000 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 50,000,000
                      Common Stock, par value $.10 per share (7,374,470 shares
                      issued and outstanding)                                              $    737,447
                    Paid-in capital in excess of par                                        102,771,398
                    Undistributed investment income--net                                      1,335,516
                    Accumulated realized capital losses on investments--net                    (742,116)
                    Distributions in excess of realized capital gains on
                    investments--net                                                           (468,540)
                    Unrealized appreciation on investments--net                              13,877,295
                                                                                           ------------
                    Total--Equivalent to $15.93 net asset value per share of
                    Common Stock (market price--$15.875)                                                     117,511,000
                                                                                                            ------------
                    Total capital                                                                           $167,511,000
                                                                                                            ============

*Auction Market Preferred Stock.

                       See Notes to Financial Statements.

MuniYield Michigan Insured Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations

                                                                                                            For the Year Ended
                                                                                                            October 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  9,151,454
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    828,004
                    Commission fees (Note 4)                                                    126,880
                    Professional fees                                                            83,887
                    Accounting services (Note 2)                                                 66,906
                    Transfer agent fees                                                          32,905
                    Directors' fees and expenses                                                 26,147
                    Listing fees                                                                 13,468
                    Custodian fees                                                               10,863
                    Printing and shareholder reports                                             10,286
                    Pricing fees                                                                  7,661
                    Other                                                                        13,255
                                                                                           ------------
                    Total expenses                                                                             1,220,262
                                                                                                            ------------
                    Investment income--net                                                                     7,931,192
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,178,434
Unrealized          Change in unrealized appreciation on investments--net                                      1,189,382
Gain on                                                                                                     ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 11,299,008
(Notes 1b,                                                                                                  ============
1d & 3):


                    See Notes to Financial Statements.

MuniYield Michigan Insured Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                            1998             1997
Operations:         Investment income--net                                                 $  7,931,192     $  8,105,030
                    Realized gain on investments--net                                         2,178,434            5,299
                    Change in unrealized appreciation on investments--net                     1,189,382        2,374,425
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     11,299,008       10,484,754
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (6,148,457)      (6,228,883)
Shareholders          Preferred Stock                                                        (1,563,380)      (1,697,060)
(Note 1e):          In excess of realized gain on investments--net:
                      Common Stock                                                             (266,100)              --
                      Preferred Stock                                                          (202,440)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (8,180,377)      (7,925,943)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              3,118,631        2,558,811
                    Beginning of year                                                       164,392,369      161,833,558
                                                                                           ------------     ------------
                    End of year*                                                           $167,511,000     $164,392,369
                                                                                           ============     ============

                                                                                           $  1,335,516     $  1,114,543
                                                                                           ============     ============

*Undistributed investment income--net (Note 1f)

                    See Notes to Financial Statements.

MuniYield Michigan Insured Fund, Inc.
October 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                 For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of year                $  15.51   $  15.16  $  15.13  $  13.70   $  16.55
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.07       1.09      1.11      1.13       1.13
                    Realized and unrealized gain (loss) on
                    investments--net                                       .46        .33       .03      1.71      (2.76)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.53       1.42      1.14      2.84      (1.63)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.83)      (.84)     (.87)     (.86)      (.91)
                      Realized gain on investments--net                     --         --        --      (.26)      (.08)
                      In excess of realized gain on
                      investments--net                                    (.04)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.87)      (.84)     (.87)    (1.12)      (.99)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.21)      (.23)     (.24)     (.23)      (.21)
                        Realized gain on investments--net                   --         --        --      (.06)      (.02)
                        In excess of realized gain on
                        investments--net                                  (.03)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.24)      (.23)     (.24)     (.29)      (.23)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.93   $  15.51  $  15.16  $  15.13   $  13.70
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $ 15.875   $  14.50  $  14.25  $  13.50   $ 11.875
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     16.03%      8.00%    12.14%    23.73%    (23.52%)
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   8.85%      8.58%     6.45%    20.20%    (11.36%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .74%       .74%      .75%      .78%       .78%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Investment income--net                               4.79%      4.96%     5.03%     5.44%      5.07%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               year (in thousands)                               $117,511   $114,392  $111,834  $111,600   $101,047
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $ 50,000   $ 50,000  $ 50,000  $ 50,000   $ 50,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  41.65%     16.68%    21.82%    41.11%     21.76%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,350   $  3,288  $  3,237  $  3,232   $  3,201
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    782   $    849  $    882  $    836   $    771
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock
Outstanding:++

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

**   Do not reflect the effect of dividends to Preferred Stock shareholders.

++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                       See Notes to Financial Statements.

MuniYield Michigan Insured Fund, Inc.
October 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

MuniYield Michigan Insured Fund, Inc.
October 31, 1998



(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,618 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $9 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $66,102,353 and $68,409,524, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:


                                    Realized      Unrealized
                                      Gains         Gains
Long-term investments              $2,178,434    $13,877,295
                                   ----------    -----------
Total                              $2,178,434    $13,877,295
                                   ==========    ===========


As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $13,877,295, of which $13,947,402 related to appreciated securities and $70,107 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $149,547,613.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1998 was 2.50%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $93,113 as commissions.

5. Subsequent Event:
On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.076165 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.

    Unaudited Financial Statements for MuniYield Michigan Insured Fund, Inc.
                 for the Six-Month Period Ended April 30, 1999

MuniYield Michigan Insured Fund, Inc.
April 30, 1999


PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT    Alternative Minimum Tax (subject to)
DATES  Daily Adjustable Tax-Exempt Securities
GO     General Obligation Bonds
HDA    Housing Development Authority
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                         Value
Ratings  Ratings  Amount                                 Issue                                                (Note 1a)
Michigan--97.5%

AAA     Aaa      $1,250   Chelsea, Michigan, School District, GO, 5.875% due 5/01/2005 (c)(f)                  $   1,382
                          Delta County, Michigan, Economic Development Corporation, Environmental

                          Improvement Revenue Refunding Bonds (Mead-Escanaba Paper), DATES (a):
NR*     P1        2,000      Series D, 4.20% due 12/01/2023                                                        2,000
NR*     P1          500      Series E, 4.20% due 12/01/2023                                                          500

                          Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien,
                          Series A (d):
AAA     Aaa       3,220      5% due 7/01/2021                                                                      3,152
AAA     Aaa       3,550      5% due 7/01/2027                                                                      3,451

AAA     Aaa       5,000   Detroit, Michigan, Water Supply System, Revenue Refunding Bonds, 6.25%
                          due 7/01/2002 (c)(f)                                                                     5,457

AAA     Aaa       1,000   Eastern Michigan University, General Revenue Refunding Bonds, 6.375%
                          due 6/01/2014 (b)                                                                        1,080

AAA     Aaa       1,995   Eaton Rapids, Michigan, Public Schools, GO, Refunding, 5% due 5/01/2022 (d)              1,952

AAA     Aaa       2,460   Fenton, Michigan, Area Public Schools, GO, 5% due 5/01/2021 (c)                          2,409

AAA     Aaa       4,500   Grand Ledge, Michigan, Public Schools District, GO, 6.60% due 5/01/2004 (d)(f)           5,119

AAA     Aaa       3,000   Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds, 6.25%
                          due 1/01/2011 (c)                                                                        3,169

                          Grand Traverse County, Michigan, Hospital Revenue Refunding Bonds (Munson
                          Healthcare), Series A (b):
AAA     NR*       3,335      6.25% due 7/01/2002 (f)                                                               3,646
AAA     Aaa       2,500      5.50% due 7/01/2018                                                                   2,582
AAA     Aaa       1,665      6.25% due 7/01/2022                                                                   1,801

AAA     Aaa       1,000   Grandville, Michigan, Public Schools District, GO, Refunding, 6.60% due
                          5/01/2005 (c)(f)                                                                         1,144

AAA     Aaa       2,500   Greenville, Michigan, Public Schools, GO, 5.75% due 5/01/2004 (d)(f)                     2,728

AAA     Aaa       1,770   Holly, Michigan, Area School District, GO, Refunding, 5% due 5/01/2022 (c)               1,732

AAA     Aaa       1,700   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                          Bonds (Borgess Medical Center), Series A, 5.625% due 6/01/2014 (b)                       1,802

AAA     Aaa       1,500   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                          Refunding and Improvement Bonds (Bronson Methodist Hospital), 5.75%
                          due 5/15/2016 (d)                                                                        1,580

NR*     Aaa       2,500   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility
                          Revenue Refunding Bonds (Bronson Methodist Hospital), 5.50% due 5/15/2028 (d)            2,596

AAA     Aaa       2,000   Kent, Michigan, Hospital Finance Authority, Health Care Revenue Bonds
                          (Butterworth Health Systems), Series A, 5.625% due 1/15/2006 (d)(f)                      2,200

AAA     Aaa       2,000   Kent, Michigan, Hospital Finance Authority, Hospital Revenue Refunding
                          Bonds (Butterworth Hospital), Series A, 7.25% due 1/15/2013 (d)                          2,452

MuniYield Michigan Insured Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                         Value
Ratings  Ratings  Amount                                 Issue                                                (Note 1a)
Michigan (continued)

AAA     Aaa      $4,000   Lakeshore, Michigan, Public Schools, GO, 5.70% due 5/01/2022 (d)                     $   4,227

AAA     Aaa       1,000   Leslie, Michigan, Ingham and Jackson Counties Public Schools, GO, Refunding,
                          6% due 5/01/2005 (b)(f)                                                                  1,113

AAA     Aaa       2,000   Lincoln Park, Michigan, School District, GO, 7% due 5/01/2006 (c)(f)                     2,364

AAA     VMIG1++     100   Michigan Higher Education, Student Loan Revenue Bonds, VRDN, AMT, Series
                          XII-D, 3.95% due 10/01/2015 (a)(b)                                                         100

                          Michigan Municipal Bond Authority Revenue Bonds:
AA+     Aa1       1,500      (Drinking Water Revolving Fund), 4.75% due 10/01/2020                                 1,419
AA+     Aa1       2,000      (State Revolving Fund), Series A, 6.60% due 10/01/2002 (f)                            2,220

                          Michigan Municipal Bond Authority, Revenue Refunding Bonds (Local Government
                          Loan Program), Series A:
AAA     Aaa       1,035      6.50% due 5/01/2012 (b)                                                               1,138
AAA     Aaa       1,870      6.50% due 11/01/2012 (d)                                                              2,055
AAA     Aaa       5,000      6.125% due 12/01/2018 (c)                                                             5,533

AAA     Aaa       1,100   Michigan State Building Authority, Revenue Refunding Bonds (Facilities
                          Program), Series I, 5.50% due 10/01/2006 (b)                                             1,192

                          Michigan State, HDA, Rental Housing Revenue Bonds (d):
AAA     Aaa       1,000      AMT, Series A, 5.30% due 10/01/2037                                                     993
AAA     Aaa       1,500      Series B, 5.10% due 10/01/2019                                                        1,496

                          Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
AAA     Aaa       2,500      (Mercy Health Services), Series T, 6.50% due 8/15/2013 (d)                            2,832
AAA     Aaa       1,250      (Mid-Michigan Obligation Group), Series A, 5.375% due 6/01/2027 (e)                   1,267
AAA     Aaa       1,100      (Sisters of Mercy Health Corp.), Series M, 6.25% due 2/15/2022 (e)                    1,184

                          Michigan State Strategic Fund, Limited Obligation Revenue Bonds, AMT:
A       A1        5,000      (Ford Motor Company Project), Series A, 6.55% due 10/01/2022                          5,364
BBB+    Baa3      2,500      (Waste Management Inc. Project), 6.625% due 12/01/2012                                2,681

NR*     P1          700   Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project),
                          VRDN, 4.20% due 4/15/2018 (a)                                                              700

AAA     Aaa       4,000   Michigan State Trunk Line, Revenue Refunding Bonds, Series A, 4.75% due
                          11/01/2020 (d)                                                                           3,798

AAA     Aaa       7,500   Monroe County, Michigan, Economic Development Corp., Limited Obligation Revenue
                          Refunding Bonds (Detroit Edison Co. Project), Series AA, 6.95% due 9/01/2022 (c)         9,428

                          Monroe County, Michigan, PCR (Detroit Edison Company), AMT (d):
AAA     Aaa       4,500      Series CC, 6.55% due 6/01/2024                                                        4,946
AAA     Aaa       1,500      Series I-B, 6.55% due 9/01/2024                                                       1,655

AAA     Aaa       2,390   Muskegon Heights, Michigan, Public Schools, GO, 5% due 5/01/2024 (d)                     2,330

AAA     Aaa       4,000   Northern Michigan University, Revenue Refunding Bonds, 5% due 12/01/2025 (d)             3,891

AAA     Aaa       1,000   Oakland University, Michigan, Revenue Bonds, 5.75% due 5/15/2026 (d)                     1,068

AAA     Aaa       1,870   Redford, Michigan, Unified School District, GO, 5.90% due 5/01/2006 (c)(f)               2,086

AAA     Aaa       5,925   Riverview, Michigan, Community School District, GO, 6.70% due 5/01/2002 (c)(f)           6,513

                          Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                          (William Beaumont Hospital), VRDN (a):
A1+     VMIG1++     500      Series J, 4.20% due 1/01/2003                                                           500
AA      VMIG1++   4,200      Series L, 4.20% due 1/01/2027 (d)                                                     4,200

AA      Aa3       2,620   Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds (Beaumont
                          Properties, Inc.), Series E, 6.625% due 1/01/2019                                        2,813

MuniYield Michigan Insured Fund, Inc.
April 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                         Value
Ratings  Ratings  Amount                                 Issue                                                (Note 1a)
Michigan (concluded)

AAA     Aaa      $7,000   Saint Clair County, Michigan, Economic Revenue Refunding Bonds (Detroit
                          Edison Co. Project), Series AA, 6.40% due 8/01/2024 (b)                               $  7,874

AAA     Aaa       1,225   Three Rivers, Michigan, Community Schools, GO, Refunding, 5% due 5/01/2023 (e)           1,198

A1+     VMIG1++     500   University of Michigan, University Hospital Revenue Bonds, VRDN, Series A,
                          4.25% due 12/01/2027 (a)                                                                   500

                          University of Michigan, University Hospital, Revenue Refunding Bonds, VRDN (a):
A1+     VMIG1++   2,100      Series A, 4.15% due 12/01/2019                                                        2,100
A1+     NR*       2,300      Series A-2, 4.15% due 12/01/2024                                                      2,300

AAA     Aaa       1,500   Warren, Michigan, Water and Sewer Revenue Bonds, 5.25% due 11/01/2026 (e)                1,511

NR*     NR*       2,500   Wayne Charter County, Michigan, Airport Revenue Bonds, RIB, AMT, Series 68,
                          6.795% due 12/01/2017 (d)(g)                                                             2,615

AAA     Aaa       5,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds, 6.25% due 10/01/2017 (d)          5,991

AAA     Aaa       1,750   Ypsilanti, Michigan, School District, GO, Refunding, 5.375% due 5/01/2026 (c)            1,782

Puerto Rico--2.2%

NR*     NR*       3,500   Puerto Rico, Insured Trust Receipts, RITR, 6.42% due 7/01/2027 (d)(g)                    3,706


Total Investments (Cost--$153,703)--99.7%                                                                        164,617

Other Assets Less Liabilities--0.3%                                                                                  415
                                                                                                                --------
Net Assets--100.0%                                                                                              $165,032
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

                                 Percent of
S&P Rating/Moody's Rating        Net Assets
AAA/Aaa                             79.3%
AA/Aa                                3.9
A/A                                  3.3
BBB/Baa                              1.6
NR (Not Rated)                       3.8
Other++                              7.8


++Temporary investments in short-term municipal securities.

MuniYield Michigan Insured Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1999

Assets:             Investments, at value (identified cost--$153,702,799) (Note 1a)                         $164,617,268
                    Cash                                                                                          74,937
                    Interest receivable                                                                        2,919,876
                    Prepaid expenses and other assets                                                              7,831
                                                                                                            ------------
                    Total assets                                                                             167,619,912
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  2,349,800
                      Dividends to shareholders (Note 1e)                                       142,781
                      Investment adviser (Note 2)                                                72,542        2,565,123
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        22,563
                                                                                                            ------------
                    Total liabilities                                                                          2,587,686
                                                                                                            ------------

Net Assets:         Net assets                                                                              $165,032,226
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,000 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 50,000,000
                      Common Stock, par value $.10 per share (7,431,634 shares
                      issued and outstanding)                                              $    743,163
                    Paid-in capital in excess of par                                        103,660,153
                    Undistributed investment income--net                                      1,372,752
                    Accumulated realized capital losses on investments--net                  (1,189,771)
                    Distributions in excess of realized capital gains on
                    investments--net (Note 1e)                                                 (468,540)
                    Unrealized appreciation on investments--net                              10,914,469
                                                                                           ------------
                    Total--Equivalent to $15.48 net asset value per share of
                    Common Stock (market price--$14.8125)                                                    115,032,226
                                                                                                            ------------
                    Total capital                                                                           $165,032,226
                                                                                                            ============

* Auction Market Preferred Stock.

                       See Notes to Financial Statements.

MuniYield Michigan Insured Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations

                                                                                                          For the Six Months Ended
                                                                                                          April 30, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  4,499,480
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    414,626
                    Commission fees (Note 4)                                                     65,299
                    Professional fees                                                            44,759
                    Accounting services (Note 2)                                                 32,292
                    Transfer agent fees                                                          22,948
                    Directors' fees and expenses                                                 14,074
                    Listing fees                                                                  8,340
                    Printing and shareholder reports                                              7,739
                    Custodian fees                                                                5,619
                    Pricing fees                                                                  4,275
                    Other                                                                         8,750
                                                                                           ------------
                    Total expenses                                                                               628,721
                                                                                                            ------------
                    Investment income--net                                                                     3,870,759
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,353,720
Unrealized          Change in unrealized appreciation on investments--net                                     (2,962,826)
Gain (Loss)on                                                                                               ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  2,261,653
(Notes 1b,                                                                                                  ============
1d & 3):


                    See Notes to Financial Statements.

MuniYield Michigan Insured Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets

                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                            April 30,        October 31,
Increase (Decrease) in Net Assets:                                                             1999              1998
Operations:         Investment income--net                                                 $  3,870,759     $  7,931,192
                    Realized gain on investments--net                                         1,353,720        2,178,434
                    Change in unrealized appreciation on investments--net                    (2,962,826)       1,189,382
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      2,261,653       11,299,008
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (3,277,923)      (6,148,457)
Shareholders          Preferred Stock                                                          (555,600)      (1,563,380)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                           (1,552,255)              --
                      Preferred Stock                                                          (249,120)              --
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --         (266,100)
                      Preferred Stock                                                                --         (202,440)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (5,634,898)      (8,180,377)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                                 894,471               --
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (2,478,774)       3,118,631
                    Beginning of period                                                     167,511,000      164,392,369
                                                                                           ------------     ------------
                    End of period*                                                         $165,032,226     $167,511,000
                                                                                           ------------     ------------

                   *Undistributed investment income--net                                   $  1,372,752     $  1,335,516
                                                                                           ============     ============

                    See Notes to Financial Statements.

MuniYield Michigan Insured Fund, Inc.
April 30, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                      April 30,        For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1999        1998       1997       1996        1995
Per Share           Net asset value, beginning of period              $  15.93     $  15.51   $  15.16   $  15.13    $  13.70
Operating                                                             --------     --------   --------   --------    --------
Performance:        Investment income--net                                 .51         1.07       1.09       1.11        1.13
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.21)         .46        .33        .03        1.71
                                                                      --------     --------   --------   --------    --------
                    Total from investment operations                       .30         1.53       1.42       1.14        2.84
                                                                      --------     --------   --------   --------    --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.44)        (.83)      (.84)      (.87)       (.86)
                      Realized gain on investments--net                   (.21)          --         --         --        (.26)
                      In excess of realized gain on
                      investments--net                                      --         (.04)        --         --          --
                                                                      --------     --------   --------   --------    --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.65)        (.87)      (.84)      (.87)      (1.12)
                                                                      --------     --------   --------   --------    --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.07)        (.21)      (.23)      (.24)       (.23)
                        Realized gain on investments--net                 (.03)          --         --         --        (.06)
                        In excess of realized gain on
                        investments--net                                    --         (.03)        --         --          --
                                                                      --------     --------   --------   --------    --------
                    Total effect of Preferred Stock activity              (.10)        (.24)      (.23)      (.24)       (.29)
                                                                      --------     --------   --------   --------    --------
                    Net asset value, end of period                    $  15.48     $  15.93   $  15.51   $  15.16    $  15.13
                                                                      --------     --------   --------   --------    --------
                    Market price per share, end of period             $14.8125     $ 15.875   $  14.50   $  14.25    $  13.50
                                                                      ========     ========   ========   ========    ========

Total Investment    Based on market price per share                     (2.71%)++   16.03%      8.00%     12.14%      23.73%
Return:**                                                             ========     ========   ========   ========    ========
                    Based on net asset value per share                   1.32%++      8.85%      8.58%      6.45%      20.20%
                                                                      ========     ========   ========   ========    ========

Ratios to Average   Expenses                                              .76%*        .74%       .74%       .75%        .78%
Net Assets:***                                                        ========     ========   ========   ========    ========
                    Investment income--net                               4.67%*       4.79%      4.96%      5.03%       5.44%
                                                                      ========     ========   ========   ========    ========

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                      $115,032     $117,511   $114,392   $111,834    $111,600
                                                                      ========     ========   ========   ========    ========
                    Preferred Stock outstanding, end of
                    period (in thousands)                             $ 50,000     $ 50,000   $ 50,000   $ 50,000    $ 50,000
                                                                      ========     ========   ========   ========    ========
                    Portfolio turnover                                  22.93%       41.65%     16.68%     21.82%      41.11%
                                                                      ========     ========   ========   ========    ========

Leverage:           Asset coverage per $1,000                         $  3,301     $  3,350   $  3,288   $  3,237    $  3,232
                                                                      ========     ========   ========   ========    ========

Dividends           Investment income--net                            $    278     $    782   $    849   $    882    $    836
Per Share on                                                          ========     ========   ========   ========    ========
Preferred Stock
Outstanding:


*    Annualized.

** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

***  Do not reflect the effect of dividends to Preferred Stock shareholders.

++   Aggregate total investment return.

                    See Notes to Financial Statements.

MuniYield Michigan Insured Fund, Inc.
April 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

MuniYield Michigan Insured Fund, Inc.
April 30, 1999


(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $30,526,235 and $37,237,384, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

                                    Realized      Unrealized
                                      Gains         Gains
Long-term investments              $1,353,720    $10,914,469
                                   ----------    -----------
Total                              $1,353,720    $10,914,469
                                   ==========    ===========


As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $10,914,469, of which $11,123,383 related to appreciated securities and $208,914 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $153,702,799.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1999 increased by 57,164 as a result of dividend reinvestment and during the year ended October 31, 1998 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1999 was 3.55%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $41,754 as commissions.

5. Subsequent Event:
On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065546 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.

     Audited Financial Statements for MuniVest Michigan Insured Fund, Inc.
                   for the Fiscal Year Ended October 31, 1998

     Audited Financial Statements for MuniVest Michigan Insured Fund, Inc.
                   for the Fiscal Year Ended October 31, 1998

             MuniVest Michigan Insured Fund, Inc., October 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniVest Michigan Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Michigan Insured Fund, Inc. as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Michigan Insured Fund, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 7, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                     S&P    Moody's   Face                                                                                Value
STATE              Ratings  Ratings  Amount   Issue                                                                     (Note 1a)
=================================================================================================================================
Michigan--93.6%                               Belding, Michigan, Area Schools, UT (c):
                   AAA      Aaa      $  785      6.05% due 5/01/2006 (f)                                                 $    892
                   AAA      Aaa         215      6.05% due 5/01/2021                                                          240
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,000   Caledonia, Michigan, Community Schools, Refunding, UT, 6.625% due
                                              5/01/2014 (b)                                                                 1,102
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,625   Central Michigan University Revenue Bonds, 5.50% due 4/01/2007 (c)(f)         1,798
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,000   Coldwater, Michigan, Community Schools, UT, 6.30% due 5/01/2004 (e)(f)        1,134
                   --------------------------------------------------------------------------------------------------------------
                                              Delta County, Michigan, Economic Development Corporation, Environmental
                                              Improvement Revenue Bonds (a):
                   NR*      P1          200      (Mead Escanaba Paper), DATES, Series F, 3.70% due 12/01/2013                 200
                   NR*      P1          900      Refunding (Mead Escambia Paper), VRDN, Series C, 3.70% due 12/01/2023        900
                   --------------------------------------------------------------------------------------------------------------
                                              Detroit, Michigan, Sewage Disposal Revenue Bonds:
                   AAA      Aaa       4,100      6.625% due 7/01/2001 (c)(f)                                                4,488
                   AAA      Aaa       5,500      Series A, 5% due 7/01/2027 (e)                                             5,417
                   --------------------------------------------------------------------------------------------------------------

                                              Detroit, Michigan, Water Supply System Revenue Bonds, Series A (e):
                   AAA      Aaa       3,200      5% due 7/01/2021                                                           3,157
                   AAA      Aaa       3,150      5% due 7/01/2027                                                           3,098
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       5,250   Eastern Michigan University, General Revenue Bonds, 5.50% due
                                              6/01/2027 (c)                                                                 5,540
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,000   Ferris State University, Michigan, General Revenue Refunding Bonds, 5%
                                              due 10/01/2023 (b)                                                            1,972
                   --------------------------------------------------------------------------------------------------------------
                                              Grand Ledge, Michigan, Public Schools District, UT (e):
                   AAA      Aaa       8,000      6.60% due 5/01/2004 (f)                                                    9,186
                   AAA      Aaa       1,000      6.45% due 5/01/2014                                                        1,125
                   AAA      Aaa       1,000      Refunding, 5.375% due 5/01/2024                                            1,030
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       4,000   Grand Rapids, Michigan, Sanitary Sewer System, Revenue Refunding and
                                              Improvement Bonds, Series A, 4.75% due 1/01/2028 (c)                          3,806
                   --------------------------------------------------------------------------------------------------------------
                   A1+      VMIG1+    1,100   Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds,
                                              VRDN, 2.90% due 1/01/2020 (a)(c)                                              1,100
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       5,250   Grand Traverse County, Michigan, Hospital Finance Authority, Hospital
                                              Revenue Refunding Bonds (Munson Healthcare), Series A, 6.25% due
                                              7/01/2022 (b)                                                                 5,730
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,570   Grandville, Michigan, Public Schools District, Refunding, UT, 6.60% due
                                              5/01/2005 (c)(f)                                                              1,816
                   --------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniVest Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of some of the securities according to the list at right.


AMT     Alternative Minimum Tax (subject to)
DATES   Daily Adjustable Tax-Exempt Securities
HDA     Housing Development Authority
PCR     Pollution Control Revenue Bonds
RITR    Residual Interest Trust Receipts
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

             MuniVest Michigan Insured Fund, Inc., October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                     S&P    Moody's   Face                                                                                Value
STATE              Ratings  Ratings  Amount   Issue                                                                     (Note 1a)
=================================================================================================================================
Michigan           AAA      Aaa      $2,250   Greenville, Michigan, Public Schools Building, UT, 5.75% due 5/01/2004
(concluded)                                   (e)(f)                                                                     $  2,471
                   --------------------------------------------------------------------------------------------------------------
                                              Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility,
                                              Revenue Refunding and Improvement Bonds (Bronson Methodist) (e):
                   AAA      Aaa       1,435      5.75% due 5/15/2016                                                        1,529
                   AAA      Aaa       1,000      5.875% due 5/15/2026                                                       1,076
                   AAA      Aaa       1,180      Series A, 6.375% due 5/15/2003 (f)                                         1,325
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,000   Kent County, Michigan, Airport Facility Revenue Bonds (Kent County
                                              International Airport), AMT, 5% due 1/01/2028 (e)                               967
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,660   Kent, Michigan, Hospital Finance Authority, Health Care Revenue Bonds
                                              (Butterworth Health Systems), Series A, 5.625% due 1/15/2006 (e)(f)           2,956
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,000   Kent, Michigan, Hospital Finance Authority, Hospital Facility, Revenue
                                              Refunding Bonds (Butterworth Hospital), Series A, 7.25% due
                                              1/15/2013 (e)                                                                 2,492
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       3,235   Lincoln Park, Michigan, School District, UT, 7% due 5/01/2006 (c)(f)          3,871
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,900   Lowell, Michigan, Area Schools, Refunding, UT, 4.91%** due 5/01/2016 (c)        803
                   --------------------------------------------------------------------------------------------------------------
                   A1       VMIG1+      500   Michigan Higher Education Student Loan Authority Revenue Bonds, VRDN,
                                              AMT, Series XII-D, 3.15% due 10/01/2015 (a)(b)                                  500
                   --------------------------------------------------------------------------------------------------------------
                   AA+      Aa1       1,250   Michigan Municipal Bond Authority Revenue Bonds (Drinking Water Revolving
                                              Fund), 4.75% due 10/01/2020                                                   1,197
                   --------------------------------------------------------------------------------------------------------------
                                              Michigan Municipal Bond Authority Revenue Bonds (Local Government Loan
                                              Program), Series A (c):
                   AAA      Aaa       1,000      6% due 12/01/2013                                                          1,108
                   AAA      Aaa       2,000      6.125% due 12/01/2018                                                      2,236
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,425   Michigan Municipal Bond Authority Revenue Bonds (Local Government Loan
                                              Program--Marquette Building), Series D, 6.75% due 5/01/2021 (b)               1,547
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       3,990   Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series A,
                                              6.50% due 4/01/2023 (d)                                                       4,246
                   --------------------------------------------------------------------------------------------------------------
                   A-       A3        1,000   Michigan State Hospital Finance Authority Revenue Bonds (Detroit Medical
                                              Center), Series A, 5.25% due 8/15/2028                                          974
                   --------------------------------------------------------------------------------------------------------------
                                              Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                   AAA      Aaa       2,930      (Detroit Medical Group), Series A, 5.25% due 8/15/2027 (b)                 2,956
                   AAA      Aaa       2,305      (Mercy Health Services), Series T, 6.50% due 8/15/2013 (e)                 2,647
                   AAA      Aaa       3,000      (Saint John Hospital), Series A, 6% due 5/15/2013 (b)                      3,258
                   AAA      Aaa       1,460      (Sparrow Obligation Group), 6.50% due 11/15/2011 (e)                       1,588
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       5,000   Michigan State Strategic Fund, Limited Obligation, Revenue Refunding
                                              Bonds (Detroit Edison Co. Project), Series CC, 6.95% due 9/01/2021 (c)        5,470
                   --------------------------------------------------------------------------------------------------------------
                   NR*      P1        3,600   Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project),
                                              VRDN, Series A, 3.70% due 4/15/2018 (a)                                       3,600
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       5,000   Michigan State Trunk Line General Refunding, Series A, 4.75% due
                                              11/01/2020 (e)                                                                4,815
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,000   Michigan State University, Revenue Bonds, Series A, 5.125% due
                                              2/15/2016 (b)                                                                 1,017
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       6,500   Monroe County, Michigan, Economic Development Corporation, Limited
                                              Obligation Revenue Refunding Bonds (Detroit Edison Co. Project),
                                              Series AA, 6.95% due 9/01/2022 (c)                                            8,307

                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       4,500   Monroe County, Michigan, PCR (Detroit Edison Co. Project), AMT, Series
                                              CC, 6.55% due 6/01/2024 (e)                                                   4,983
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,000   Montrose, Michigan, School District, UT, 5.60% due 5/01/2026 (e)              2,112
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,000   Northern Michigan University, Revenue Bonds, 5% due 12/01/2025 (e)            1,971
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,500   Northview, Michigan, Public School District, Refunding, UT, 5.80% due
                                              5/01/2006 (e)(f)                                                              2,801
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,600   Novi, Michigan, Community School District, UT, 6.125% due 5/01/2003
                                              (c)(f)                                                                        2,892
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,000   Oakland University, Michigan, General Revenue Bonds, 5.75% due
                                              5/15/2026 (e)                                                                 1,079
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,000   Reeths-Puffer, Michigan, School District, Refunding, UT, 6% due 5/01/2005
                                              (c)(f)                                                                        1,123
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,400   Three Rivers, Michigan, Community Schools (Building and Site), UT, 6% due
                                              5/01/2006 (e)(f)                                                              2,720
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,500   Waterford, Michigan, School District, UT, 6.25% due 6/01/2004 (c)(f)          1,687
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       5,000   Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                              Metropolitan--Wayne County), AMT, Series A, 5.375% due 12/01/2017 (e)         5,159
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       2,000   Western Michigan University, Revenue Refunding Bonds, Series B, 6.50% due
                                              7/15/2021 (b)                                                                 2,169
                   --------------------------------------------------------------------------------------------------------------
                   AAA      Aaa       1,300   Ypsilanti, Michigan, School District, Refunding, UT, 5.75% due
                                              5/01/2020 (c)                                                                 1,395
=================================================================================================================================
Puerto Rico--2.4%  AAA      Aaa       3,485   Puerto Rico, RITR, Series 14, 7.02% due 7/01/2027 (e)(g)                      3,759
=================================================================================================================================
                   Total Investments (Cost--$139,237)--96.0%                                                              150,537
                   Other Assets Less Liabilities--4.0%                                                                      6,297
                                                                                                                         --------
                   Net Assets--100.0%                                                                                    $156,834
                                                                                                                         ========
=================================================================================================================================

      (a)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
      (b)   AMBAC Insured.
      (c)   FGIC Insured.
      (d)   FSA Insured.
      (e)   MBIA Insured.
      (f)   Prerefunded.
      (g)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      +     Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa..........................................................        90.6%
AA/Aa............................................................         0.8%
A/A..............................................................         0.6%
Other+...........................................................         4.0%
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.

             MuniVest Michigan Insured Fund, Inc., October 31, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of October 31, 1998
==============================================================================================================================
Assets:             Investments, at value (identified cost--$139,237,164) (Note 1a) .........                    $ 150,536,826
                    Cash ....................................................................                           86,221
                    Receivables:
                      Securities sold .......................................................   $   7,651,456
                      Interest ..............................................................       2,880,044       10,531,500
                                                                                                -------------
                    Prepaid expenses and other assets .......................................                           10,760
                                                                                                                 -------------
                    Total assets ............................................................                      161,165,307
                                                                                                                 -------------
==============================================================================================================================
Liabilities:        Payables:
                      Securities purchased ..................................................       4,157,017
                      Investment adviser (Note 2) ...........................................          69,079
                      Dividends to shareholders (Note 1f) ...................................          30,680        4,256,776
                                                                                                -------------
                    Accrued expenses and other liabilities ..................................                           74,236
                                                                                                                 -------------
                    Total liabilities .......................................................                        4,331,012
                                                                                                                 -------------
==============================================================================================================================
Net Assets:         Net assets ..............................................................                    $ 156,834,295
                                                                                                                 =============
==============================================================================================================================
Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,000 shares of AMPS* issued
                      and outstanding at $25,000 per share liquidation preference) ..........                    $  50,000,000
                      Common Stock, par value $.10 per share (7,387,697 shares issued and
                      outstanding) ..........................................................   $     738,770
                    Paid-in capital in excess of par ........................................     102,828,343
                    Undistributed investment income--net ....................................         500,273
                    Accumulated realized capital losses on investments--net (Note 5) ........      (8,532,753)
                    Unrealized appreciation on investments--net .............................      11,299,662
                                                                                                -------------
                    Total--Equivalent to $14.46 net asset value per share of Common Stock
                    (market price--$14.625)  ................................................                      106,834,295
                                                                                                                 -------------
                    Total capital ...........................................................                    $ 156,834,295
                                                                                                                 =============
==============================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended October 31, 1998
==============================================================================================================================
Investment          Interest and amortization of premium and discount earned ................                    $   8,346,255
Income (Note 1d):
==============================================================================================================================
Expenses:           Investment advisory fees (Note 2) .......................................   $     772,663
                    Commission fees (Note 4) ................................................         126,780
                    Professional fees .......................................................          88,810
                    Accounting services (Note 2) ............................................          60,483
                    Directors' fees and expenses ............................................          26,085
                    Transfer agent fees .....................................................          23,931
                    Printing and shareholder reports ........................................          16,077
                    Listing fees ............................................................          13,468
                    Custodian fees ..........................................................          11,887
                    Pricing fees ............................................................           7,576
                    Amortization of organization expenses (Note 1e) .........................           1,784
                    Other ...................................................................          16,624
                                                                                                -------------
                    Total expenses ..........................................................                        1,166,168
                                                                                                                 -------------
                    Investment income--net ..................................................                        7,180,087
                                                                                                                 -------------
==============================================================================================================================
Realized &          Realized gain on investments--net .......................................                        2,267,650
Unrealized Gain on  Change in unrealized appreciation on investments--net ...................                        1,560,039
Investments--Net                                                                                                 -------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations ....................                    $  11,007,776
                                                                                                                 =============
==============================================================================================================================

            See Notes to Financial Statements.

             MuniVest Michigan Insured Fund, Inc., October 31, 1998

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Year Ended October 31,
                                                                                               ------------------------------
                    Increase (Decrease) in Net Assets:                                              1998             1997
==============================================================================================================================
Operations:         Investment income--net .................................................   $   7,180,087    $   7,429,850
                    Realized gain (loss) on investments--net ...............................       2,267,650         (380,050)
                    Change in unrealized appreciation on investments--net ..................       1,560,039        2,564,434
                                                                                               -------------    -------------
                    Net increase in net assets resulting from operations ...................      11,007,776        9,614,234
                                                                                               -------------    -------------
==============================================================================================================================
Dividends to        Investment income--net:
Shareholders          Common Stock .........................................................      (5,538,150)      (5,721,912)
(Note 1f):            Preferred Stock ......................................................      (1,671,160)      (1,669,740)
                                                                                               -------------    -------------
                    Net decrease in net assets resulting from dividends to shareholders ....      (7,209,310)      (7,391,652)
                                                                                               -------------    -------------
==============================================================================================================================
Capital Stock       Value of shares issued to Common Stock shareholders in reinvestment
Transactions        of dividends ...........................................................         111,746               --
(Note 4):                                                                                      -------------    -------------
==============================================================================================================================
Net Assets:
                    Total increase in net assets ...........................................       3,910,212        2,222,582
                    Beginning of year ......................................................     152,924,083      150,701,501
                                                                                               -------------    -------------
                    End of year* ...........................................................   $ 156,834,295    $ 152,924,083
                                                                                               =============    =============
==============================================================================================================================
                   *Undistributed investment income--net ...................................   $     500,273    $     529,496
                                                                                               =============    =============
==============================================================================================================================

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived
                     from information provided in the financial statements.                For the Year Ended October 31,
                                                                                --------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                     1998       1997       1996       1995       1994
==================================================================================================================================
Per Share           Net asset value, beginning of year ......................  $  13.95   $  13.65   $  13.65   $  11.83   $ 14.89
Operating                                                                       --------   --------   --------   --------   -------
Performance:        Investment income--net ..................................       .98       1.01       1.01       1.01      1.01
                    Realized and unrealized gain (loss) on investments--net..       .51        .30         --++     1.82     (3.06)
                                                                               --------   --------   --------   --------   -------
                    Total from investment operations ........................      1.49       1.31       1.01       2.83     (2.05)
                                                                               --------   --------   --------   --------   -------
                    Less dividends to Common Stock shareholders:
                     Investment income--net .................................      (.75)      (.78)      (.77)      (.76)     (.84)
                                                                               --------   --------   --------   --------   -------
                    Effect of Preferred Stock activity:
                     Dividends to Preferred Stock shareholders:
                       Investment income--net ...............................      (.23)      (.23)      (.24)      (.25)     (.17)
                                                                               --------   --------   --------   --------   -------
                    Total effect of Preferred Stock activity ................      (.23)      (.23)      (.24)      (.25)     (.17)
                                                                               --------   --------   --------   --------   -------
                    Net asset value, end of year ............................  $  14.46   $  13.95   $  13.65   $  13.65   $ 11.83
                                                                               ========   ========   ========   ========   =======
                    Market price per share, end of year .....................  $ 14.625   $ 13.313   $ 12.375   $  12.25   $ 10.25
                                                                               ========   ========   ========   ========   =======
==================================================================================================================================
Total Investment    Based on market price per share .........................     16.12%     14.32%      7.40%     27.59%   (27.71%)
Return:*                                                                       ========   ========   ========   ========   =======
                    Based on net asset value per share ......................      9.56%      8.60%      6.32%     23.18%   (15.25%)
                                                                               ========   ========   ========   ========   =======
===================================================================================================================================
Ratios to Average   Expenses ................................................       .76%       .75%       .77%       .77%      .76%
Net Assets:**                                                                  ========   ========   ========   ========   =======
                    Investment income--net ..................................      4.65%      4.89%      4.91%      5.21%     4.98%
                                                                                ========   ========   ========   ========   =======
===================================================================================================================================
Supplemental       Net assets, net of Preferred Stock, end of year
Data:               (in thousands) ..........................................  $106,834   $102,924   $100,702   $100,729   $87,313
                                                                               ========   ========   ========   ========   =======
                    Preferred Stock outstanding, end of year (in thousands)..  $ 50,000   $ 50,000   $ 50,000   $ 50,000   $50,000
                                                                               ========   ========   ========   ========   =======
                    Portfolio turnover ......................................     48.30%     22.43%     47.10%     53.85%    49.03%
                                                                               ========   ========   ========   ========   =======
==================================================================================================================================
Leverage:           Asset coverage per $1,000 ...............................  $  3,137   $  3,058   $  3,014   $  3,015   $ 2,746
                                                                               ========   ========   ========   ========   =======
===================================================================================================================================
Dividends Per Share  Investment income--net .................................. $    836   $    835   $    886   $    939   $   615
On Preferred Stock                                                             ========   ========   ========   ========   =======
Outstanding:+
==================================================================================================================================

      *     Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      **    Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
      ++    Amount is less than $.01 per share.

            See Notes to Financial Statements.

             MuniVest Michigan Insured Fund, Inc., October 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instrument--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $70,555,990 and $76,480,221, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:


--------------------------------------------------------------------------------
                                                       Realized     Unrealized
                                                         Gains        Gains
--------------------------------------------------------------------------------
Long-term investments .............................   $2,267,650   $11,299,662
                                                      ----------   -----------
Total .............................................   $2,267,650   $11,299,662
                                                      ==========   ===========
--------------------------------------------------------------------------------


As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $11,296,251, of which $11,386,466 related to appreciated securities and $90,215 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $139,240,575.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.


Common Stock

Shares issued and outstanding during the year ended October 31, 1998 increased by 7,728 as a result of dividend reinvestment and during the year ended October 31, 1997 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1998 was 3.20%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $93,074 as commissions.

5. Capital Loss Carryforward:

At October 31, 1998, the Fund had a net capital loss carry forward of approximately $5,871,000, of which $2,062,000 expires in 2002; $3,063,000 expires in 2003 and $746,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.063456 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.

SCHEDULE OF INVESTMENTS                                          (in Thousands)

                         S&P      Moody's  Face                                                                            Value
STATE                    Ratings  Ratings  Amount     Issue                                                               (Note 1a)
===================================================================================================================================
Michigan--95.8%                                       Belding, Michigan, Area Schools, GO, Refunding (c):
                         AAA      NR*      $  785        6.05% due 5/01/2006 (f)                                            $   883
                         AAA      Aaa         215        6.05% due 5/01/2021                                                    232
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       1,000     Caledonia, Michigan, Community Schools, GO, Refunding, 6.625%
                                                      due 5/01/2014 (b)                                                       1,092
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       1,625     Central Michigan University Revenue Bonds, 5.50% due
                                                      4/01/2007 (c)(f)                                                        1,778
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       1,500     Clarkston, Michigan, Community Schools, GO, 5.25% due
                                                      5/01/2023 (e)                                                           1,509
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       1,000     Coldwater, Michigan, Community Schools, GO, 6.30% due
                                                      5/01/2004 (e)(f)                                                        1,124
                         ----------------------------------------------------------------------------------------------------------
                         NR*      P1          100     Delta County, Michigan, Economic Development Corporation,
                                                      Environmental Improvement Revenue Refunding Bonds
                                                      (Mead-Escanaba Paper), DATES, Series F, 4.20% due 12/01/2013 (a)          100
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       3,500     Detroit, Michigan, Sewage Disposal Revenue Bonds, Series A, 5%
                                                      due 7/01/2027 (e)                                                       3,402
                         ----------------------------------------------------------------------------------------------------------
                                                      Detroit, Michigan, Water Supply System Revenue Bonds, Senior
                                                      Lien, Series A (e):
                         AAA      Aaa       3,200        5% due 7/01/2021                                                     3,133
                         AAA      Aaa       3,150        5% due 7/01/2027                                                     3,062
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       5,250     Eastern Michigan University Revenue Bonds, 5.50% due 6/01/2027 (c)      5,467
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       1,995     Eaton Rapids, Michigan, Public Schools, GO, Refunding, 5% due
                                                      5/01/2022 (e)                                                           1,952
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       2,000     Fenton, Michigan, Area Public Schools, GO, 5% due 5/01/2021 (c)         1,958
                         ----------------------------------------------------------------------------------------------------------
                         NR*      Aaa       1,500     Fruitport, Michigan, Community Schools, GO, 5.30% due 5/01/2022 (c)     1,516
                         ----------------------------------------------------------------------------------------------------------
                                                      Grand Ledge, Michigan, Public Schools District, GO (e)(f):
                         AAA      Aaa       1,000        6.45% due 5/01/2004                                                  1,131
                         AAA      Aaa       8,000        6.60% due 5/01/2004                                                  9,101
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       1,000     Grand Ledge, Michigan, Public Schools District, GO, Refunding,
                                                      5.375% due 5/01/2024 (e)                                                1,019
                         ----------------------------------------------------------------------------------------------------------
                         AAA      VMIG1+      400     Grand Rapids, Michigan, Water Supply Revenue Refunding Bonds,
                                                      VRDN, 4% due 1/01/2020 (a)(c)                                             400
                         ----------------------------------------------------------------------------------------------------------
                                                      Grand Traverse County, Michigan, Hospital Revenue Refunding
                                                      Bonds (Munson Healthcare), Series A (b):
                         AAA      NR*       3,805        6.25% due 7/01/2002 (f)                                              4,160
                         AAA      Aaa       2,500        5.50% due 7/01/2018                                                  2,582
                         AAA      Aaa       1,445        6.25% due 7/01/2022                                                  1,563
                         ----------------------------------------------------------------------------------------------------------

Portfolio
Abbreviations

To simplify the listings of MuniVest Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)

DATES   Daily Adjustable Tax-Exempt Securities

GO      General Obligation Bonds

HDA     Housing Development Authority

PCR     Pollution Control Revenue Bonds

RIB     Residual Interest Bonds

RITR    Residual Interest Trust Receipts

VRDN    Variable Rate Demand Notes

    Unaudited Financial Statements for MuniVest Michigan Insured Fund, Inc.
                 for the Six-Month Period Ended April 30, 1999

                           MuniVest Michigan Insured Fund, Inc., April 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                              (in Thousands)

                         S&P      Moody's  Face                                                                            Value
STATE                    Ratings  Ratings  Amount     Issue                                                               (Note 1a)
===================================================================================================================================
Michigan                 AAA      Aaa      $1,570     Grandville, Michigan, Public Schools District, GO, Refunding,
(concluded)                                           6.60% due 5/01/2005 (c)(f)                                           $  1,796
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       2,250     Greenville, Michigan, Public Schools, GO, 5.75% due
                                                      5/01/2004 (e)(f)                                                        2,455
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       1,770     Holly, Michigan, Area School District, GO, Refunding, 5% due
                                                      5/01/2022 (c)                                                           1,732
                         ----------------------------------------------------------------------------------------------------------
                                                      Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                                      Facility Revenue Refunding and Improvement Bonds (Bronson
                                                      Methodist Hospital) (e):
                         AAA      Aaa       1,435        5.75% due 5/15/2016                                                  1,511
                         AAA      Aaa       1,000        5.875% due 5/15/2026                                                 1,065
                         AAA      Aaa       1,180        Series A, 6.375% due 5/15/2017                                       1,313
                         ----------------------------------------------------------------------------------------------------------
                                                      Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                                      Facility Revenue Refunding Bonds (Bronson Methodist
                                                      Hospital) (e):
                         NR*      Aaa       2,500        5.25% due 5/15/2018                                                  2,508
                         NR*      Aaa       3,500        5.50% due 5/15/2028                                                  3,635
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       2,660     Kent, Michigan, Hospital Finance Authority, Health Care Revenue
                                                      Bonds (Butterworth Health Systems), Series A, 5.625% due
                                                      1/15/2006 (e)(f)                                                        2,926
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       2,000     Kent, Michigan, Hospital Finance Authority, Hospital Revenue
                                                      Refunding Bonds (Butterworth Hospital), Series A, 7.25% due
                                                      1/15/2013 (e)                                                           2,452
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       3,235     Lincoln Park, Michigan, School District, GO, 7% due
                                                      5/01/2006 (c)(f)                                                        3,823
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       1,900     Lowell, Michigan, Area Schools, GO, Refunding, 4.91%** due
                                                      5/01/2016 (c)                                                             806
                         ----------------------------------------------------------------------------------------------------------
                         AAA      VMIG1+      500     Michigan Higher Education Student Loan Revenue Bonds, AMT, VRDN,
                                                      Series XII-D, 3.95% due 10/01/2015 (a)(b)                                 500
                         ----------------------------------------------------------------------------------------------------------
                         AA+      Aa1       1,250     Michigan Municipal Bond Authority Revenue Bonds (Drinking Water
                                                      Revolving Fund), 4.75% due 10/01/2020                                   1,182
                         ----------------------------------------------------------------------------------------------------------
                                                      Michigan Municipal Bond Authority, Revenue Refunding Bonds
                                                      (Local Government Loan Program), Series A (c):
                         AAA      Aaa       1,000        6% due 12/01/2013                                                    1,100
                         AAA      Aaa       2,000        6.125% due 12/01/2018                                                2,213
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       2,000     Michigan State Building Authority, Revenue Refunding Bonds
                                                      (Facilities Program), Series I, 5.50% due 10/01/2006 (b)                2,167
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       1,500     Michigan State, HDA, Rental Housing Revenue Bonds, Series B,
                                                      5.10% due 10/01/2019 (e)                                                1,496
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       3,885     Michigan State, HDA, Rental Housing Revenue Refunding Bonds,
                                                      Series A, 6.50% due 4/01/2023 (d)                                       4,130
                         ----------------------------------------------------------------------------------------------------------
                         BBB      Baa2      1,000     Michigan State Hospital Finance Authority, Revenue Bonds
                                                      (Detroit Medical Center Obligation Group), Series A, 5.25% due
                                                      8/15/2028                                                                 903
                         ----------------------------------------------------------------------------------------------------------
                                                      Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                         AAA      Aaa       2,930        (Detroit Medical Group), Series A, 5.25% due 8/15/2027 (b)           2,900
                         AAA      Aaa       2,305        (Mercy Health Services), Series T, 6.50% due 8/15/2013 (e)           2,611
                         AAA      Aaa       3,000        (Saint John Hospital), Series A, 6% due 5/15/2013 (b)                3,237
                         AAA      Aaa       1,460        (Sparrow Obligated Group), 6.50% due 11/15/2011 (e)                  1,573
                         ----------------------------------------------------------------------------------------------------------
                         NR*      P1        4,400     Michigan State Strategic Fund, PCR, Refunding (Consumers Power
                                                      Project), VRDN, 4.20% due 4/15/2018 (a)                                 4,400
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       4,000     Michigan State Trunk Line, Revenue Refunding Bonds, Series A,
                                                      4.75% due 11/01/2020 (e)                                                3,798

                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       1,000     Michigan State University Revenue Bonds, Series A, 5.125% due
                                                      2/15/2016 (b)                                                           1,012
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       6,500     Monroe County, Michigan, Economic Development Corp., Limited
                                                      Obligation Revenue Refunding Bonds (Detroit Edison Co. Project),
                                                      Series AA, 6.95% due 9/01/2022 (c)                                      8,171
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       4,500     Monroe County, Michigan, PCR (Detroit Edison Company), AMT,
                                                      Series CC, 6.55% due 6/01/2024 (e)                                      4,946
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       2,000     Montrose Township, Michigan, School District, GO, 5.60% due
                                                      5/01/2026 (e)                                                           2,089
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       2,000     Northern Michigan University, Revenue Refunding Bonds, 5% due
                                                      12/01/2025 (e)                                                          1,945
                         ----------------------------------------------------------------------------------------------------------
                                                      Northview, Michigan, Public Schools District, GO, Refunding (e):
                         AAA      NR*       2,265        5.80% due 5/01/2006 (f)                                              2,513
                         AAA      Aaa         235        5.80% due 5/01/2021                                                    250
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       2,600     Novi, Michigan, Community School District, GO, 6.125% due
                                                      5/01/2003 (c)(f)                                                        2,870
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       1,000     Oakland University, Michigan, Revenue Bonds, 5.75% due
                                                      5/15/2026 (e)                                                           1,068
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       1,000     Reeths-Puffer Schools, Michigan, GO, Refunding, 6% due
                                                      5/01/2005 (c)(f)                                                        1,113
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       1,000     Three Rivers, Michigan, Community Schools, GO, 6% due
                                                      5/01/2006 (e)(f)                                                        1,121
                         ----------------------------------------------------------------------------------------------------------
                         A1+      VMIG1+    3,500     University of Michigan, University Hospital Revenue Bonds, VRDN,
                                                      Series A, 4.15% due 12/01/2027 (a)                                      3,500
                         ----------------------------------------------------------------------------------------------------------
                         A1+      VMIG1+    1,500     University of Michigan, University Hospital Revenue Refunding
                                                      Bonds, VRDN, Series A, 4.15% due 12/01/2019 (a)                         1,500
                         ----------------------------------------------------------------------------------------------------------
                         A1+      VMIG1+      600     University of Michigan, University Revenue Refunding Bonds
                                                      (Medical Service Plan), VRDN, Series A-1, 4.15% due 12/01/2021 (a)        600
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       3,000     Warren, Michigan, Water and Sewer Revenue Bonds, 5.125% due
                                                      11/01/2023 (d)                                                          2,975
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       1,500     Waterford, Michigan, School District, GO, 6.25% due
                                                      6/01/2004 (c)(f)                                                        1,673
                         ----------------------------------------------------------------------------------------------------------
                         NR*      NR*       2,500     Wayne Charter County, Michigan, Airport Revenue Bonds, AMT, RIB,
                                                      Series 68, 6.305% due 12/01/2017 (e)(g)                                 2,615
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       2,000     Western Michigan, University Revenue Bonds, Series B, 6.50% due
                                                      7/15/2021 (b)                                                           2,147
                         ----------------------------------------------------------------------------------------------------------
                         AAA      Aaa       1,300     Ypsilanti, Michigan, School District, GO, Refunding, 5.75% due
                                                      5/01/2007 (c)(f)                                                        1,436
===================================================================================================================================
Puerto Rico--2.4%        NR*      NR*       3,485     Puerto Rico, RITR, 6.42% due 7/01/2027 (g)                              3,690
===================================================================================================================================
                         Total Investments (Cost--$143,941)--98.2%                                                          152,630
                         Other Assets Less Liabilities--1.8%                                                                  2,757
                                                                                                                           --------
                         Net Assets--100.0%                                                                                $155,387
                                                                                                                           ========
===================================================================================================================================

      (a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.

      (b)   AMBAC Insured.

      (c)   FGIC Insured.

      (d)   FSA Insured.

      (e)   MBIA Insured.

      (f)   Prerefunded.

      (g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.

      *     Not Rated.

      ** Represents a zero coupon bond; the interest rate shown is the effective yield at time of purchase by the Fund.

      +     Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

                            MuniVest Michigan Insured Fund, Inc., April 30, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                        As of April 30, 1999
================================================================================================================================
Assets:                 Investments, at value (identified cost--$143,940,772) (Note 1a) ..........                  $152,630,065
                        Cash .....................................................................                        60,464
                        Interest receivable ......................................................                     2,925,584
                        Prepaid expenses and other assets ........................................                        10,760
                                                                                                                    ------------
                        Total assets .............................................................                   155,626,873
                                                                                                                    ------------
================================================================================================================================
Liabilities:            Payables:
                          Dividends to shareholders (Note 1e) ....................................  $    138,861
                          Investment adviser (Note 2) ............................................        68,340         207,201
                                                                                                    ------------
                        Accrued expenses and other liabilities ...................................                        32,662
                                                                                                                    ------------
                        Total liabilities ........................................................                       239,863
                                                                                                                    ------------
================================================================================================================================
Net Assets:             Net assets ...............................................................                  $155,387,010
                                                                                                                    ============
================================================================================================================================
Capital:                Capital Stock (200,000,000 shares authorized) (Note 4):
                          Preferred Stock, par value $.05 per share (2,000 shares of AMPS*
                          issued and outstanding at $25,000 per share liquidation preference) ....                  $ 50,000,000
                          Common Stock, par value $.10 per share (7,387,697 shares issued
                          and outstanding) .......................................................  $    738,770
                        Paid-in capital in excess of par .........................................   102,828,343
                        Undistributed investment income--net .....................................       490,613
                        Accumulated realized capital losses on investments--net (Note 5) .........    (7,360,009)
                        Unrealized appreciation on investments--net ..............................     8,689,293
                                                                                                    ------------
                        Total--Equivalent to $14.27 net asset value per share of Common Stock
                        (market price--$13.25) ...................................................                   105,387,010
                                                                                                                    ------------
                        Total capital ............................................................                  $155,387,010
                                                                                                                    ============
================================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                        For the Six Months Ended April 30, 1999
===================================================================================================================
Investment              Interest and amortization of premium and discount earned ....                   $ 4,123,911
Income (Note 1d):
===================================================================================================================
Expenses:               Investment advisory fees (Note 2) ...........................    $   390,011
                        Commission fees (Note 4) ....................................         68,104
                        Professional fees ...........................................         38,454
                        Accounting services (Note 2) ................................         36,633
                        Transfer agent fees .........................................         22,097

                        Directors' fees and expenses ................................         14,705
                        Printing and shareholder reports ............................         12,677
                        Listing fees ................................................          8,698
                        Custodian fees ..............................................          6,534
                        Pricing fees ................................................          5,138
                        Other .......................................................         10,245
                                                                                         -----------
                        Total expenses ..............................................                       613,296
                                                                                                        -----------
                        Investment income--net ......................................                     3,510,615
                                                                                                        -----------
===================================================================================================================
Realized & Unreal-      Realized gain on investments--net ...........................                     1,172,744
ized Gain (Loss) on     Change in unrealized appreciation on investments--net .......                    (2,610,369)
Investments--Net                                                                                        -----------
(Notes 1b, 1d & 3):     Net Increase in Net Assets Resulting from Operations ........                   $ 2,072,990
                                                                                                        ===========
===================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the Six        For the
                                                                                                       Months Ended     Year Ended
                                                                                                         April 30,      October 31,
                    Increase (Decrease) in Net Assets:                                                     1999            1998
===================================================================================================================================
Operations:         Investment income--net .........................................................   $  3,510,615    $  7,180,087
                    Realized gain on investments--net ..............................................      1,172,744       2,267,650
                    Change in unrealized appreciation on investments--net ..........................     (2,610,369)      1,560,039
                                                                                                       ------------    ------------
                    Net increase in net assets resulting from operations ...........................      2,072,990      11,007,776
                                                                                                       ------------    ------------
===================================================================================================================================
Dividends to        Investment income--net:
Shareholders          Common Stock .................................................................     (2,766,375)     (5,538,150)
(Note 1e):            Preferred Stock ..............................................................       (753,900)     (1,671,160)
                                                                                                       ------------    ------------
                    Net decrease in net assets resulting from dividends to shareholders ............     (3,520,275)     (7,209,310)
                                                                                                       ------------    ------------
===================================================================================================================================
Capital Stock       Value of shares issued to Common Stock shareholders in reinvestment of
Transactions        dividends ......................................................................             --         111,746
(Note 4):                                                                                              ------------    ------------
===================================================================================================================================
Net Assets:         Total increase (decrease) in net assets ........................................     (1,447,285)      3,910,212
                    Beginning of period ............................................................    156,834,295     152,924,083
                                                                                                       ------------    ------------
                    End of period* .................................................................   $155,387,010    $156,834,295
                                                                                                       ============    ============
===================================================================================================================================
                   *Undistributed investment income--net ...........................................   $    490,613    $    500,273
                                                                                                       ============    ============
===================================================================================================================================

            See Notes to Financial Statements.

                            MuniVest Michigan Insured Fund, Inc., April 30, 1999

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have
                     been derived from information provided in the       For the Six
                     financial statements.                               Months Ended         For the Year Ended October 31,
                                                                           April 30,    -------------------------------------------
                     Increase (Decrease) in Net Asset Value:                 1999         1998       1997        1996        1995
===================================================================================================================================
Per Share            Net asset value, beginning of period ...........      $  14.46     $  13.95   $  13.65    $  13.65    $  11.83
Operating                                                                  --------     --------   --------    --------    --------
Performance:         Investment income--net .........................           .47          .98       1.01        1.01        1.01
                     Realized and unrealized gain (loss) on
                     investments--net ...............................          (.19)         .51        .30          --++      1.82
                                                                           --------     --------   --------    --------    --------
                     Total from investment operations ...............           .28         1.49       1.31        1.01        2.83
                                                                           --------     --------   --------    --------    --------
                     Less dividends to Common Stock shareholders:
                       Investment income--net .......................          (.37)        (.75)      (.78)       (.77)       (.76)
                                                                           --------     --------   --------    --------    --------
                     Effect of Preferred Stock activity:
                       Dividends to Preferred Stock shareholders:
                         Investment income--net .....................          (.10)        (.23)      (.23)       (.24)       (.25)
                                                                           --------     --------   --------    --------    --------
                     Total effect of Preferred Stock activity .......          (.10)        (.23)      (.23)       (.24)       (.25)
                                                                           --------     --------   --------    --------    --------
                     Net asset value, end of period .................      $  14.27     $  14.46   $  13.95    $  13.65    $  13.65
                                                                           ========     ========   ========    ========    ========
                     Market price per share, end of period ..........      $  13.25     $ 14.625   $ 13.313    $ 12.375    $  12.25
                                                                           ========     ========   ========    ========    ========
===================================================================================================================================
Total Investment     Based on market price per share ................         (6.93%)+     16.12%     14.32%       7.40%      27.59%
Return:**                                                                  ========     ========   ========    ========    ========
                     Based on net asset value per share .............          1.37%+       9.56%      8.60%       6.32%      23.18%
                                                                           ========     ========   ========    ========    ========
===================================================================================================================================
Ratios to Average    Expenses .......................................           .79%*        .76%       .75%        .77%        .77%
Net Assets:***                                                             ========     ========   ========    ========    ========
                     Investment income--net .........................          4.50%*       4.65%      4.89%       4.91%       5.21%
                                                                           ========     ========   ========    ========    ========
===================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of period
Data:                (in thousands) .................................      $105,387     $106,834   $102,924    $100,702    $100,729
                                                                           ========     ========   ========    ========    ========
                     Preferred Stock outstanding, end of period
                     (in thousands) .................................      $ 50,000     $ 50,000   $ 50,000    $ 50,000    $ 50,000
                                                                           ========     ========   ========    ========    ========
                     Portfolio turnover .............................         24.64%       48.30%     22.43%      47.10%      53.85%
                                                                           ========     ========   ========    ========    ========
===================================================================================================================================
Leverage:            Asset coverage per $1,000 ......................      $  3,108     $  3,137   $  3,058    $  3,014    $  3,015
                                                                           ========     ========   ========    ========    ========
===================================================================================================================================
Dividends Per Share  Investment income--net .........................      $    377     $    836   $    835    $    886    $    939
On Preferred Stock                                                         ========     ========   ========    ========    ========
Outstanding:
===================================================================================================================================

      *     Annualized.

      ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

      *** Do not reflect the effect of dividends to Preferred Stock shareholders.

      +     Aggregate total investment return.

      ++    Amount is less than $.01 per share.
            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instrument--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                            MuniVest Michigan Insured Fund, Inc., April 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

- Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $35,941,837 and $37,090,593, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                                   Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ......................    $1,172,744          $8,689,293
                                                ----------          ----------
Total ......................................    $1,172,744          $8,689,293
                                                ==========          ==========
--------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $8,689,293, of which $9,131,965 related to appreciated securities and $442,672 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $143,940,772.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 1999 remained constant and the year ended October 31, 1998 increased by 7,728 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1999 was 3.35%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $42,736 as commissions.

5. Capital Loss Carryforward:

At October 31, 1998, the Fund had a net capital loss carry forward of approximately $5,871,000, of which $2,062,000 expires in 2002; $3,063,000 expires in 2003; and $746,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.059603 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                    Percent of
S&P Rating/Moody's Rating                                           Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .........................................................      85.7%
AA/Aa ...........................................................       0.8
BBB/Baa .........................................................       0.6
NR (Not Rated) ..................................................       4.0
Other+ ..........................................................       7.1
--------------------------------------------------------------------------------

      +     Temporary investments in short-term municipal securities.

  Unaudited Financial Statements for MuniHoldings Michigan Insured Fund, Inc.
               for the Period January 29, 1999 to March 31, 1999

MuniHoldings Michigan Insured Fund, Inc., March 31, 1999



Portfolio
Abbreviations

To simplify the listings of MuniHoldings Michigan Insured Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)

DATES      Daily Adjustable Tax-Exempt Securities

GO         General Obligation Bonds

HDA        Housing Development Authority

PCR        Pollution Control Revenue Bonds

RIB        Residual Interest Bonds

VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                          (in Thousands)
                      S&P     Moody's   Face                                                                        Value
STATE               Ratings   Ratings  Amount  Issue                                                              (Note 1a)
Michigan--97.0%     AAA       Aaa     $ 1,210  Big Rapids, Michigan, Public Schools District, GO,
                                               Refunding, 5% due 5/01/2019 (d)                                   $   1,196

                    AAA       Aaa       4,680  Brighton, Michigan, Area School District, GO,
                                               Refunding, 5% due 5/01/2006 (d)                                       4,910

                    AAA       Aaa       2,500  Central Michigan University, Revenue Refunding Bonds,
                                               5% due 10/01/2027 (c)                                                 2,441

                    AAA       Aaa       4,795  Clarkston, Michigan, Community Schools, GO, 5.25% due
                                               5/01/2023 (b)                                                         4,832

                                               Delta County, Michigan, Economic Development Corporation,
                                               Environmental Improvement Revenue Refunding Bonds

                                               (Mead-Escanaba Paper), DATES (e):
                    NR*       P1        2,000     Series D, 2.90% due 12/01/2023                                     2,000
                    NR*       P1        1,000     Series F, 2.90% due 12/01/2013                                     1,000

                                               Detroit, Michigan, Sewage Disposal Revenue Bonds, Series A (b):
                    AAA       Aaa       4,000     5% due 7/01/2022                                                   3,930
                    AAA       Aaa       1,000     5% due 7/01/2027                                                     976

                    AAA       Aaa       2,500  Dexter, Michigan, Community Schools, GO, 5% due 5/01/2013 (c)         2,536

                    AAA       Aaa       2,000  East China School District, Michigan, GO, Refunding,
                                               5% due 5/01/2007 (c)                                                  2,096

                                               Fenton, Michigan, Area Public Schools, GO (c):
                    AAA       Aaa       2,000     5% due 5/01/2021                                                   1,966
                    AAA       Aaa       2,500     5% due 5/01/2024                                                   2,454

                                               Ferris State University, Michigan, Revenue Refunding Bonds (a):
                    AAA       Aaa       2,000     5% due 10/01/2023                                                  1,964
                    AAA       Aaa       2,000     5% due 10/01/2028                                                  1,952

                                               Grand Traverse County, Michigan, Hospital Revenue Refunding Bonds
                                               (Munson Healthcare), Series A (a):
                    AAA       Aaa       2,105     5.25% due 7/01/2013                                                2,168
                    AAA       Aaa       2,500     5.50% due 7/01/2018                                                2,591

                    NR*       Aaa       3,000  Holt, Michigan, Public Schools, GO, Refunding, 5.125%
                                               due 5/01/2021 (b)                                                     2,988

                    NR*       Aaa       2,000  Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                               Facility Revenue Refunding Bonds (Bronson Methodist Hospital),
                                               5.50% due 5/15/2028 (b)                                               2,077

                    AAA       Aaa       1,000  Kent County, Michigan, Airport Facility Revenue Bonds
                                               (Kent County International Airport), AMT, 5% due
                                               1/01/2028 (b)                                                           960

                                               Lanse Creuse, Michigan, Public Schools, GO (a):
                    AAA       Aaa       1,000     5.50% due 5/01/2005                                                1,079
                    AAA       Aaa       2,500     5.50% due 5/01/2006                                                2,708

                    NR*       Aaa       2,235  Madison Heights, Michigan, Lamphere Schools, GO, 5%
                                               due 5/01/2013 (c)                                                     2,265

                    AA        Aa2       4,000  Michigan State Building Authority, Revenue Refunding
                                               Bonds (Facilities Program), Series 1, 5% due 10/15/2006               4,208

                    AAA       Aaa       5,000  Michigan State, HDA, Rental Housing Revenue Bonds, Series B,
                                               5.10% due 10/01/2019 (b)                                              4,969

                                               Michigan State Hospital Finance Authority
                                               Revenue Bonds, Series A:
                    AAA       Aaa       1,000     (Charity Obligation), 5.125% due 11/01/2029 (b)                      983
                    AAA       Aaa       2,500     (Oakwood Obligation Group), 5% due 8/15/2026 (d)                   2,413

                    AAA       Aaa       5,000  Michigan State Hospital Finance Authority, Revenue
                                               Refunding Bonds (Detroit Medical Hospital), Series A,
                                               5.25% due 8/15/2027 (a)                                               4,970

                    NR*       P1        3,300  Michigan State Strategic Fund, PCR, Refunding
                                               (Consumers Power Project), VRDN, 2.90% due 4/15/2018 (e)              3,300

                    AAA       Aaa       2,435  Michigan State University Revenue Bonds, Series A, 5%
                                               due 2/15/2026 (a)                                                     2,379

                                               Northern Michigan University, Revenue Refunding Bonds (b):
                    AAA       NR*       1,275     5.125% due 12/01/2020                                              1,270
                    AAA       Aaa       1,000     5% due 12/01/2025                                                    977

                    AAA       Aaa       4,000  Richmond, Michigan, Community School District, GO, 5.60%
                                               due 5/01/2006 (a)(g)(h)                                               4,363

                    AAA       Aaa       4,000  Rockford, Michigan, Public Schools, GO, 5.25% due 5/01/2022 (c)       4,031

                    AA        VMIG1++     200  Royal Oak, Michigan, Hospital Finance Authority,
                                               Hospital Revenue Bonds (William Beaumont Hospital), VRDN,
                                               Series L, 2.85% due 1/01/2027 (b)(e)                                    200

                    AAA       Aaa       1,160  Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                               Revenue Refunding Bonds (William Beaumont Hospital),
                                               Series I, 5.50% due 1/01/2018 (b)                                     1,199

                    AAA       Aaa       2,975  Tecumseh, Michigan, Public Schools, GO, 5% due 5/01/2021 (c)          2,924

                    AAA       Aaa       2,700  Three Rivers, Michigan, Community Schools, GO,
                                               6% due 5/01/2006 (b)(g)                                               3,031

                    A1+       VMIG1++   3,600  University of Michigan, University Hospital Revenue
                                               Bonds, VRDN, Series A, 3% due 12/01/2027 (e)                          3,600

                    NR*       Aaa       6,565  Wayne Charter County, Michigan, Airport Revenue Bonds,
                                               AMT, RIB, Series 68, 7.265% due 12/01/2017 (b)(f)                     6,851

Puerto Rico--1.5%   AAA       Aaa       1,550  Puerto Rico Commonwealth, GO, Refunding, 5.25% due 7/01/2018 (b)      1,578

                    Total Investments (Cost--$105,220)--98.5%                                                      104,335

                    Variation Margin on Financial Futures Contracts**--0.1%                                             69

                    Other Assets Less Liabilities--1.4%                                                              1,494
                                                                                                                 ---------
                    Net Assets--100.0%                                                                           $ 105,898
                                                                                                                 =========


      (a)   AMBAC Insured.

      (b)   MBIA Insured.

      (c)   FGIC Insured.

      (d)   FSA Insured.

      (e) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.

      (f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.

      (g)   Prerefunded.

      (h) All or a portion of security held as collateral in connection with open financial futures contracts.

      *     Not Rated.

      ** Financial futures contracts sold as of March 31, 1999 were as follows:

                                                              (in Thousands)
               Number of                       Expiration         Value
               Contracts       Issue              Date       (Notes 1a & 1b)
                  130    US Treasury Bonds     June 1999       $    15,673
                                                               -----------
               Total Financial Futures Contracts Sold
               (Total Contract Price--$15,736)                 $    15,673
                                                               ===========

      ++    Highest short-term rating by Moody's Investors Service, Inc.

                       See Notes to Financial Statements.

MuniHoldings Michigan Insured Fund, Inc., March 31, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of March 31, 1999
Assets:             Investments, at value (identified cost--$105,219,835)(Note 1a)                          $104,334,685
                    Cash                                                                                          78,680
                    Receivables:
                      Interest                                                             $  1,708,239
                      Variation margin (Note 1b)                                                 69,062
                      Investment adviser (Note 2)                                                15,096        1,792,397
                                                                                           ------------     ------------

                    Total assets                                                                             106,205,762
                                                                                                            ------------

Liabilities:        Payables:
                      Offering costs (Note 1e)                                                  131,000
                      Dividends to shareholders (Note 1f)                                        25,088          156,088
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       151,607
                                                                                                            ------------
                    Total liabilities                                                                            307,695
                                                                                                            ------------

Net Assets:         Net assets                                                                              $105,898,067
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized)(Note 4):
                      Preferred Stock, par value $.10 per share (1,600 shares
                      of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 40,000,000
                      Common Stock, par value $.10 per share (4,453,667
                      shares issued and outstanding)                                       $    445,367
                    Paid-in capital in excess of par                                         65,702,592
                    Undistributed investment income--net                                        569,448
                    Undistributed realized capital gains on investments--net                      3,310
                    Unrealized depreciation on  investments--net                               (822,650)
                                                                                           ------------
                    Total--Equivalent to $14.80 net asset value per share of
                    Common Stock (market price--$15.4375)                                                     65,898,067
                                                                                                            ------------
                    Total capital                                                                           $105,898,067
                                                                                                            ============

*     Auction Market Preferred Stock.

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                      For the Period January 29, 1999++ to March 31, 1999
Investment            Interest and amortization of premium and discount earned                                $    722,008
Income (Note 1d):

Expenses:             Investment advisory fees (Note 2)                                      $     74,952
                      Commission fees (Note 4)                                                     12,403
                      Accounting services (Note 2)                                                  6,877
                      Professional fees                                                             5,382
                      Directors' fees and expenses                                                  4,365
                      Transfer agent fees                                                           3,730
                      Listing fees                                                                  2,254
                      Printing and shareholder reports                                              1,335
                      Custodian fees                                                                1,263
                      Pricing fees                                                                    818
                      Other                                                                         1,208
                                                                                             ------------
                      Total expenses before reimbursement                                         114,587
                      Reimbursement of expenses (Note 2)                                          (90,048)
                                                                                             ------------
                      Total expenses after reimbursement                                                            24,539
                                                                                                              ------------
                      Investment income--net                                                                       697,469
                                                                                                              ------------

Realized &            Realized gain on investments--net                                                              3,310
Unrealized            Unrealized depreciation on investments--net                                                 (822,650)
Gain (Loss) on                                                                                                ------------
Investments--Net      Net Decrease in Net Assets Resulting from Operations                                    $   (121,871)
(Notes 1b, 1d & 3):                                                                                           ============

++    Commencement of operations.

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                         For the Period
                                                                                                       Jan. 29, 1999++ to
                    Increase (Decrease) in Net Assets:                                                    March 31, 1999
Operations:         Investment income--net                                                                  $    697,469
                    Realized gain on investments--net                                                              3,310
                    Unrealized depreciation on investments--net                                                 (822,650)
                                                                                                            ------------
                    Net decrease in net assets resulting from operations                                        (121,871)
                                                                                                            ------------

Dividends to        Investment income--net to Preferred Stock shareholders                                      (128,021)
Shareholders                                                                                                ------------
(Note 1f):

Capital Stock       Proceeds from issuance of Common Stock                                                    66,705,000
Transactions        Proceeds from issuance of Preferred Stock                                                 40,000,000
(Notes 1e & 4):     Offering costs resulting from the issuance of Common Stock                                  (216,046)
                    Offering and underwriting costs resulting from the issuance of Preferred Stock              (441,000)
                                                                                                            ------------
                    Net increase in net assets derived from capital stock transactions                       106,047,954
                                                                                                            ------------

Net Assets:         Total increase in net assets                                                             105,798,062
                    Beginning of period                                                                          100,005
                                                                                                            ------------
                    End of period*                                                                          $105,898,067
                                                                                                            ============
                   *Undistributed investment income--net                                                    $    569,448
                                                                                                            ============

      ++    Commencement of operations.


                       See Notes to Financial Statements.

MuniHoldings Michigan Insured Fund, Inc., March 31, 1999

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                       Jan. 29, 1999++ to
                    Increase (Decrease) in Net Asset Value:                                               March 31, 1999
Per Share           Net asset value, beginning of period                                                    $      15.00
Operating                                                                                                   ------------
Performance:        Investment income--net                                                                           .16
                    Realized and unrealized loss on investments--net                                                (.18)
                                                                                                            ------------
                    Total from investment operations                                                                (.02)
                                                                                                            ------------
                    Capital charge resulting from issuance of Common Stock                                          (.05)
                                                                                                            ------------
                    Effect of Preferred Stock activity++++:
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                                                      (.03)
                      Capital charge resulting from issuance of Preferred Stock                                     (.10)
                                                                                                            ------------
                    Total effect of Preferred Stock activity                                                        (.13)
                                                                                                            ------------
                    Net asset value, end of period                                                          $      14.80
                                                                                                            ============
                    Market price per share, end of period                                                   $    15.4375
                                                                                                            ============

Total Investment    Based on market price per share                                                                2.92%+++
Return:**                                                                                                   ============
                    Based on net asset value per share                                                            (1.33%)+++
                                                                                                            ============

Ratios to Average   Expenses, net of reimbursement                                                                  .18%*
Net Assets:***                                                                                              ============
                    Expenses                                                                                        .84%*
                                                                                                            ============
                    Investment income--net                                                                         5.12%*
                                                                                                            ============

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                        $     65,898
Data:                                                                                                       ============
                    Preferred Stock outstanding, end of period (in thousands)                               $     40,000
                                                                                                            ============
                    Portfolio turnover                                                                            20.53%
                                                                                                            ============

Leverage:           Asset coverage per $1,000                                                               $      2,647
                                                                                                            ============

Dividends           Investment income--net                                                                  $         80
Per Share on                                                                                                ============
Preferred Stock
Outstanding:


      *     Annualized.

      ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

      *** Do not reflect the effect of dividends to Preferred Stock shareholders.

      ++    Commencement of operations.

      ++++  The Fund's Preferred Stock was issued on February 22, 1999.

      +++   Aggregate total investment return.


                       See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:

MuniHoldings Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on January 29, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on January 13, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCG. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

MuniHoldings Michigan Insured Fund, Inc., March 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates: The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the sale of Preferred Stock. For the period January 29, 1999 to March 31, 1999, FAM earned fees of $74,952, all of which was voluntarily waived. In addition, FAM also reimbursed the Fund $15,096 in additional expenses.

During the period January 29, 1999 to March 31, 1999, Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $300,000 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period January 29, 1999 to March 31, 1999 were $110,537,975 and $15,219,083, respectively.

Net realized gains (losses) for the period January 29, 1999 to March 31, 1999 and net unrealized gains (losses) as of March 31, 1999 were as follows:

                                    Realized      Unrealized
                                      Gains         Gains
                                    (Losses)      (Losses)
Long-term investments            $   (167,265)  $   (885,150)
Financial futures contracts           170,575         62,500
                                 ------------   ------------
Total                            $      3,310   $   (822,650)
                                 ============   ============

As of March 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $885,150, of which $4,263 related to appreciated securities and $889,413 related to depreciated securities. The aggregate cost of investments at March 31, 1999 for Federal income tax purposes was $105,219,835.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the period January 29, 1999 to March 31, 1999 increased by 4,447,000 from shares sold.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at March 31, 1999 was 3.27%.

In connection with the offering of AMPS, the Board of Directors reclassified 1,600 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period January 29, 1999 to March 31, 1999 increased by 1,600 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period January 29, 1999 to March 31, 1999, MLPF&S, an affiliate of FAM, earned $6,615 as commissions.


5. Subsequent Event:

On April 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.127860 per share, payable on April 29, 1999 to shareholders of record as of April 22, 1999.

                      COMBINED SCHEDULE OF INVESTMENTS FOR
   MUNIYIELD MICHIGAN INSURED FUND, INC., MUNIVEST MICHIGAN INSURED FUND, INC.
                  AND MUNIHOLDINGS MICHIGAN INSURED FUND, INC.
                        AS OF APRIL 30, 1999 (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                             MuniYield           MuniVest
S&P         Moody's    Face                                                                   Michigan           Michigan
Ratings     Ratings    Amount              Issue                                            Insured Fund++     Insured Fund++
-----------------------------------------------------------------------------------------------------------------------------
Michigan -
  97.2%
                                Belding, Michigan, Area Schools, GO, Refunding(c):
AAA         Aaa         $ 215       6.05% due 5/01/2021                                            -             $  232
AAA         NR*           785       6.05% due 5/01/2006(f)                                         -                883
-----------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,210   Big Rapids, Michigan, Public Schools District, GO,
                                  Refunding,  5% due 5/01/2019(e)                                  -                  -
-----------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         4,680   Brighton, Michigan, Area School District, GO,
                                  Refunding,  5% due 5/01/2006(e)                                  -                  -
-----------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,000   Caledonia, Michigan, Community Schools, GO,
                                  Refunding,  6.625% due 5/01/2014(b)                              -              1,092
-----------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,000   Cedar Springs Michigan Public School District
                                  Refunding,  5% due 5/01/2017                                     -                  -
-----------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,625   Central Michigan University Revenue Bonds, 5.50%
                                  due 4/01/2007(c)(f)                                              -              1,778
-----------------------------------------------------------------------------------------------------------------------------
                                Central Michigan University Revenue Refunding
                                  Bonds(c):
AAA         Aaa         3,250       5% due 10/01/2023                                              -                  -
AAA         Aaa         2,500       5% due 10/01/2027                                              -                  -
-----------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,250   Chelsea, Michigan, School District, GO, 5.875%
                                  due 5/01/2005(c)(f)                                         $1,382                  -
-----------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         6,295   Clarkston, Michigan, Community Schools, GO,
                                  5.25% due 5/01/2023(d)                                           -              1,509
-----------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,000   Coldwater, Michigan, Community Schools, GO,
                                  6.30% due 5/01/2004(d)(f)                                        -              1,124
-----------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,765   Decantor, Michigan, Public Schools, GO (Van Burn
                                  -Cass Counties),  5% due 5/01/2024                               -                  -
-----------------------------------------------------------------------------------------------------------------------------
                                Delta County, Michigan, Economic Development
                                  Corporation, Environmental Improvement Revenue
                                  Refunding Bonds (Mead-Escanaba Paper), DATES(a):
NR*         P-1         2,000       Series D,  4.20% due 12/01/2023                            2,000                  -
NR*         P-1           500       Series E,  4.20% due 12/01/2023                              500                  -
NR*         P-1         1,100       Series F,  4.20% due 12/01/2013                                -                100
-----------------------------------------------------------------------------------------------------------------------------
                                Detroit, Michigan, Sewage Disposal Revenue Bonds,
                                  Series A (d):
AAA         Aaa         4,000       5% due 7/01/2022                                               -                  -
AAA         Aaa         4,500       5% due 7/01/2027                                               -              3,402
-----------------------------------------------------------------------------------------------------------------------------
                                Detroit, Michigan, Water Supply System Revenue
                                  Bonds, Senior Lien, Series A(d):
AAA         Aaa         6,420       5% due 7/01/2021                                           3,152              3,133
AAA         Aaa         6,700       5% due 7/01/2027                                           3,451              3,062
-----------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         5,000   Detroit, Michigan, Water Supply System Revenue
                                  Refunding Bonds, 6.25% due 7/01/2002(c)                      5,457                  -
-----------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         2,500   Dexter, Michigan, Community Schools, GO,  5% due
                                  5/01/2013(c)                                                     -                  -
-----------------------------------------------------------------------------------------------------------------------------
AA+         Aaa         2,000   East China School District, Michigan, GO,
                                  Refunding,  5% due 5/01/2007(c)                                  -                  -
-----------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         5,250   Eastern Michigan University Revenue Bonds, 5.50%
                                  due 6/01/2027(c)                                                 -              5,467
-----------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,000   Eastern Michigan University Revenue Refunding
                                  Bonds, 6.25% due 7/01/2002(c)                                1,080                  -
-----------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         3,990   Eaton Rapids, Michigan, Public Schools, GO,
                                  Refunding,  5% due 5/01/2022(d)                              1,952              1,952
-----------------------------------------------------------------------------------------------------------------------------
                                Fenton, Michigan, Area Public Schools, GO(c):
AAA         Aaa         6,460       5% due 5/01/2021                                           2,409              1,958
AAA         Aaa         2,500       5% due 5/01/2024                                               -                  -
-----------------------------------------------------------------------------------------------------------------------------
                                Ferris State University, Michigan, Revenue
                                  Refunding Bonds (b):
AAA         Aaa         2,000       5% due 10/01/2023                                              -                  -
AAA         Aaa         2,000       5% due 10/01/2028                                              -                  -
-----------------------------------------------------------------------------------------------------------------------------
NR*         Aaa         1,500   Fruitport, Michigan, Community Schools, GO,
                                  5.30% due 5/01/2022(c)                                           -              1,516
-----------------------------------------------------------------------------------------------------------------------------
                                Grand Ledge, Michigan, Public Schools District,
                                  GO(d)(f):
AAA         Aaa         1,000       6.45% due 5/01/2004                                            -              1,131
AAA         Aaa        12,500       6.60% due 5/01/2004                                        5,119              9,101
-----------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,000   Grand Ledge, Michigan, Public Schools District,
                                  GO, Refunding,  5.375% due 5/01/2024(d)                          -              1,019
-----------------------------------------------------------------------------------------------------------------------------
AAA         Aaa         3,000   Grand Rapids, Michigan, Water Supply Revenue
                                  Refunding Bonds,  6.25% due 1/01/2011(c)                     3,169                  -
-----------------------------------------------------------------------------------------------------------------------------



                                                                                           MuniHoldings       Pro Forma
S&P         Moody's    Face                                                                  Michigan       for Combined
Ratings     Ratings    Amount              Issue                                           Insured Fund++       Funds++
---------------------------------------------------------------------------------------------------------------------
Michigan -
  97.2%
                                Belding, Michigan, Area Schools, GO, Refunding(c):
AAA         Aaa         $ 215       6.05% due 5/01/2021                                           -            $ 232
AAA         NR*           785       6.05% due 5/01/2006(f)                                        -              883
---------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,210   Big Rapids, Michigan, Public Schools District, GO,
                                  Refunding,  5% due 5/01/2019(e)                           $ 1,193            1,193
---------------------------------------------------------------------------------------------------------------------
AAA         Aaa         4,680   Brighton, Michigan, Area School District, GO,
                                  Refunding,  5% due 5/01/2006(e)                             4,908            4,908
---------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,000   Caledonia, Michigan, Community Schools, GO,
                                  Refunding,  6.625% due 5/01/2014(b)                             -            1,092
---------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,000   Cedar Springs Michigan Public School District
                                  Refunding,  5% due 5/01/2017                                  996              996
---------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,625   Central Michigan University Revenue Bonds, 5.50%
                                  due 4/01/2007(c)(f)                                             -            1,778
---------------------------------------------------------------------------------------------------------------------
                                Central Michigan University Revenue Refunding
                                  Bonds(c):
AAA         Aaa         3,250       5% due 10/01/2023                                         3,178            3,178
AAA         Aaa         2,500       5% due 10/01/2027                                         2,430            2,430
---------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,250   Chelsea, Michigan, School District, GO, 5.875%
                                  due 5/01/2005(c)(f)                                             -            1,382
---------------------------------------------------------------------------------------------------------------------
AAA         Aaa         6,295   Clarkston, Michigan, Community Schools, GO,
                                  5.25% due 5/01/2023(d)                                      4,823            6,332
---------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,000   Coldwater, Michigan, Community Schools, GO,
                                  6.30% due 5/01/2004(d)(f)                                       -            1,124
---------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,765   Decantor, Michigan, Public Schools, GO (Van Burn
                                  -Cass Counties),  5% due 5/01/2024                          1,723            1,723
---------------------------------------------------------------------------------------------------------------------
                                Delta County, Michigan, Economic Development
                                  Corporation, Environmental Improvement Revenue
                                  Refunding Bonds (Mead-Escanaba Paper), DATES(a):
NR*         P-1         2,000       Series D,  4.20% due 12/01/2023                               -            2,000
NR*         P-1           500       Series E,  4.20% due 12/01/2023                               -              500
NR*         P-1         1,100       Series F,  4.20% due 12/01/2013                           1,000            1,100
---------------------------------------------------------------------------------------------------------------------
                                Detroit, Michigan, Sewage Disposal Revenue Bonds,
                                  Series A (d):
AAA         Aaa         4,000       5% due 7/01/2022                                          3,914            3,914
AAA         Aaa         4,500       5% due 7/01/2027                                            972            4,374
---------------------------------------------------------------------------------------------------------------------
                                Detroit, Michigan, Water Supply System Revenue
                                  Bonds, Senior Lien, Series A(d):
AAA         Aaa         6,420       5% due 7/01/2021                                              -            6,285
AAA         Aaa         6,700       5% due 7/01/2027                                              -            6,513
---------------------------------------------------------------------------------------------------------------------
AAA         Aaa         5,000   Detroit, Michigan, Water Supply System Revenue
                                  Refunding Bonds, 6.25% due 7/01/2002(c)                         -            5,457
---------------------------------------------------------------------------------------------------------------------
AAA         Aaa         2,500   Dexter, Michigan, Community Schools, GO,  5% due
                                  5/01/2013(c)                                                2,538            2,538
---------------------------------------------------------------------------------------------------------------------
AA+         Aaa         2,000   East China School District, Michigan, GO,
                                  Refunding,  5% due 5/01/2007(c)                             2,094            2,094
---------------------------------------------------------------------------------------------------------------------
AAA         Aaa         5,250   Eastern Michigan University Revenue Bonds, 5.50%
                                  due 6/01/2027(c)                                                -            5,467
---------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,000   Eastern Michigan University Revenue Refunding
                                  Bonds, 6.25% due 7/01/2002(c)                                   -            1,080
---------------------------------------------------------------------------------------------------------------------
AAA         Aaa         3,990   Eaton Rapids, Michigan, Public Schools, GO,
                                  Refunding,  5% due 5/01/2022(d)                                 -            3,904
---------------------------------------------------------------------------------------------------------------------
                                Fenton, Michigan, Area Public Schools, GO(c):
AAA         Aaa         6,460       5% due 5/01/2021                                          1,958            6,325
AAA         Aaa         2,500       5% due 5/01/2024                                          2,441            2,441
---------------------------------------------------------------------------------------------------------------------
                                Ferris State University, Michigan, Revenue
                                  Refunding Bonds (b):
AAA         Aaa         2,000       5% due 10/01/2023                                         1,956            1,956
AAA         Aaa         2,000       5% due 10/01/2028                                         1,943            1,943
---------------------------------------------------------------------------------------------------------------------
NR*         Aaa         1,500   Fruitport, Michigan, Community Schools, GO,
                                  5.30% due 5/01/2022(c)                                          -            1,516
---------------------------------------------------------------------------------------------------------------------
                                Grand Ledge, Michigan, Public Schools District,
                                  GO(d)(f):
AAA         Aaa         1,000       6.45% due 5/01/2004                                           -            1,131
AAA         Aaa        12,500       6.60% due 5/01/2004                                           -           14,220
---------------------------------------------------------------------------------------------------------------------
AAA         Aaa         1,000   Grand Ledge, Michigan, Public Schools District,
                                  GO, Refunding,  5.375% due 5/01/2024(d)                         -            1,019
---------------------------------------------------------------------------------------------------------------------
AAA         Aaa         3,000   Grand Rapids, Michigan, Water Supply Revenue
                                  Refunding Bonds,  6.25% due 1/01/2011(c)                        -            3,169
---------------------------------------------------------------------------------------------------------------------

AAA    VMIG1+     400     Grand Rapids, Michigan, Water Supply Revenue Refunding
                            Bonds, VRDN,  4% due 1/01/2020(a)(c)                                -       400        -       400
-------------------------------------------------------------------------------------------------------------------------------
                          Grand Traverse County, Michigan, Hospital Revenue
                            Refunding Bonds (Munson Healthcare), Series A(b):
AAA    Aaa      7,140         6.25% due 7/01/2002(f)                                        3,646     4,160        -     7,806
NR*    Aaa      2,105         5.25% due 7/01/2013                                               -         -    2,170     2,170
AAA    Aaa      7,500         5.50% due 7/01/2018                                           2,582     2,582    2,582     7,746
AAA    Aaa      3,110         6.25% due 7/01/2022                                           1,801     1,563        -     3,364
-------------------------------------------------------------------------------------------------------------------------------
AAA    Aaa      2,570     Grandville, Michigan, Public Schools District, GO,
                            Refunding, 6.60% due 5/01/2005(c)(f)                            1,144     1,796        -     2,940
-------------------------------------------------------------------------------------------------------------------------------
AAA    Aaa      4,750     Greenville, Michigan, Public Schools, GO,  5.75% due
                            5/01/2024(d)(f)                                                 2,728     2,455        -     5,183
-------------------------------------------------------------------------------------------------------------------------------
AAA    Aaa      3,540     Holly, Michigan, Area School District, GO, Refunding,
                            5% due 5/01/2022(c)                                             1,732     1,732        -     3,464
-------------------------------------------------------------------------------------------------------------------------------
NR*    Aaa      3,000     Holt, Michigan, Public Schools, GO, Refunding,  5.125%
                            due 5/01/2021(d)                                                    -         -    2,977     2,977
-------------------------------------------------------------------------------------------------------------------------------
AAA    Aaa      2,100     Huron Valley, Michigan, School District, GO,  5.45%
                            due 5/01/2007(c)(f)                                                 -         -    2,277     2,277
-------------------------------------------------------------------------------------------------------------------------------
AAA    Aaa      1,700     Kalamazoo, Michigan, Hospital
                            Finance Authority, Hospital Facility
                            Revenue Bonds (Borgess Medical Center),
                            Series A,  5.625% due 6/01/2014(b)                              1,802         -        -     1,802
-------------------------------------------------------------------------------------------------------------------------------
                          Kalamazoo, Michigan, Hospital Finance Authority,
                            Hospital Facility Revenue Refunding and Improvement
                            Bonds (Bronson Methodist Hospital)(d):
AAA    Aaa      2,935         5.75% due 5/15/2016                                           1,580     1,511        -     3,091
AAA    Aaa      1,000         5.875% due 5/15/2026                                              -     1,065        -     1,065
AAA    Aaa      1,180         Series A,  6.375% due 5/15/2017                                   -     1,313        -     1,313
-------------------------------------------------------------------------------------------------------------------------------
                          Kalamazoo, Michigan, Hospital Finance Authority,
                            Hospital Facility Revenue Refunding Bonds (Bronson
                            Methodist Hospital)(d):
NR*    Aaa      2,500         5.25% due 5/15/2018                                               -     2,508        -     2,508
NR*    Aaa      8,000         5.50% due 5/15/2028                                           2,596     3,635    2,077     8,308
-------------------------------------------------------------------------------------------------------------------------------
AAA    Aaa      1,000     Kent County, Michigan, Airport Facility Revenue Bonds
                            (Kent County International Airport), AMT,  5% due
                            1/01/2028(d)                                                        -         -      956       956
-------------------------------------------------------------------------------------------------------------------------------
AAA    Aaa      4,660     Kent, Michigan, Hospital Finance
                            Authority, Health Care Revenue Bonds
                            (Butterworth Health Systems), Series
                            A, 5.625% due 1/15/2006(d)(f)                                   2,200     2,926        -     5,126
-------------------------------------------------------------------------------------------------------------------------------
AAA    Aaa      4,000     Kent, Michigan, Hospital Finance
                            Authority, Hospital Revenue Refunding
                            Bonds (Butterworth Hospital), Series
                            A, 7.25% due 1/15/2013(d)                                       2,452     2,452        -     4,904
-------------------------------------------------------------------------------------------------------------------------------
AAA    Aaa      4,000     Lakeshore, Michigan, Public Schools, GO,  5.70% due
                            5/01/2022(d)                                                    4,227         -        -     4,227
-------------------------------------------------------------------------------------------------------------------------------
NR*    Aaa      2,235     Lamphere Schools, Madison Heights, Michigan, GO,  5%
                            due 5/01/2013(c)                                                    -         -    2,266     2,266
-------------------------------------------------------------------------------------------------------------------------------
                          Lanse Creuse, Michigan, Public Schools, GO(b):
-------------------------------------------------------------------------------------------------------------------------------
AAA    Aaa      2,500          5.50% due 5/01/2006                                              -         -    2,702     2,702
-------------------------------------------------------------------------------------------------------------------------------
AAA    Aaa      1,625          5.25% due 5/01/2015                                              -         -    1,674     1,674
-------------------------------------------------------------------------------------------------------------------------------
AAA    Aaa      1,000     Leslie, Michigan, Public Schools, Ingham and Jackson
                            Counties, GO, Refunding, 6% due 5/01/2005(b)(f)                 1,113         -        -     1,113
-------------------------------------------------------------------------------------------------------------------------------
AAA    Aaa      5,235     Lincoln Park, Michigan, School District, GO, 7% due
                            5/01/2006(c)(f)                                                 2,364     3,823        -     6,187
-------------------------------------------------------------------------------------------------------------------------------
AAA    Aaa      1,900     Lowell, Michigan, Area Schools, GO, Refunding,  0% due
                            5/01/2016(c)                                                        -       806        -       806
-------------------------------------------------------------------------------------------------------------------------------
AAA    VMIG1+     600     Michigan Higher Education, Student Loan Revenue Bonds,
                            VRDN, AMT, Series XII-D,  3.95% due 10/01/2015(a)(b)              100       500        -       600
-------------------------------------------------------------------------------------------------------------------------------
                          Michigan Municipal Bond Authority Revenue Bonds:
AA+    Aa1      2,750         (Drinking Water Revolving Fund),  4.75% due
                                10/01/2020                                                  1,419     1,182        -     2,601
AA+    Aa1      2,000         (State Revolving Fund), Series A, 6.60% due
                                10/01/2002(f)                                               2,220         -        -     2,220
-------------------------------------------------------------------------------------------------------------------------------
                          Michigan Municipal Bond Authority Revenue Refunding
                            Bonds (Local Government Loan Program), Series A:
AAA    Aaa      1,035         6.50% due 5/01/2012(b)                                        1,138         -        -     1,138
AAA    Aaa      1,870         6.50% due 11/01/2012(d)                                       2,055         -        -     2,055
AAA    Aaa      1,000         6% due 12/01/2013(c)                                              -     1,100        -     1,100
AAA    Aaa      7,000         6.125% due 12/01/2018(c)                                      5,533     2,213        -     7,746
-------------------------------------------------------------------------------------------------------------------------------
                          Michigan State Building Authority Revenue Refunding
                            Bonds (Facilities Program):
AAA    Aaa      3,100         Series I,  5.50% due 10/01/2006(b)                            1,192     2,167        -     3,359
AA     Aa2      4,000         Series 1,  5% due 10/15/2006                                      -         -    4,211     4,211
-------------------------------------------------------------------------------------------------------------------------------
                          Michigan State, HDA, Rental Housing Revenue Bonds(d):

AAA   Aaa     1,000   AMT, Series A,  5.30% due
                        10/01/2037                                        993          -         -        993
AAA   Aaa     8,000     Series B,  5.10% due 10/01/2019                 1,496      1,496     4,987      7,979
--------------------------------------------------------------------------------------------------------------
AAA   Aaa     3,885   Michigan State, HDA, Rental Housing
                        Revenue Refunding Bonds,
                        Series A,  6.50% due 4/01/2023(e)                   -      4,130         -      4,130
--------------------------------------------------------------------------------------------------------------
AAA   Aaa     1,000   Michigan State Hospital Finance
                        Authority Revenue Bonds
                        (Charity Obligation), Series A,
                        5.125% due 11/01/2029(d)                            -          -       980        980
--------------------------------------------------------------------------------------------------------------
BBB   Baa2    1,000   Michigan State Hospital Finance
                        Authority Revenue Bonds (Detroit
                        Medical Center Obligation Group),
                        Series A,  5.25% due 8/15/2028                      -        903         -        903
--------------------------------------------------------------------------------------------------------------
                      Michigan State Hospital Finance
                        Authority Revenue Refunding Bonds:
AAA   Aaa     7,930     (Detroit Medical Group), Series
                          A,  5.25% due 8/15/2027(b)                        -      2,900     4,949      7,849
AAA   Aaa     4,805     (Mercy Health Services), Series
                          T,  6.50% due 8/15/2013(d)                    2,832      2,611         -      5,443
AAA   Aaa     1,250     (Mid-Michigan Obligation Group),
                          Series A,  5.375% due 6/01/2027(e)            1,267          -         -      1,267
AAA   Aaa     2,500     (Oakwood Obligation Group), Series
                          A,  5% due 8/15/2026(e)                           -          -     2,417      2,417
AAA   Aaa     3,000     (Saint John Hospital), Series A,
                          6% due 5/15/2013(b)                               -      3,237         -      3,237
AAA   Aaa     1,100     (Sisters of Mercy Health Corp.),
                          Series M,  6.25% due 2/15/2022(e)             1,184          -         -      1,184
AAA   Aaa     1,460     (Sparrow Obligated Group),
                        6.50% due 11/15/2011(d)                             -      1,573         -      1,573
--------------------------------------------------------------------------------------------------------------
                      Michigan State Strategic Fund,
                        Limited Obligation Revenue
                        Bonds, AMT:
A     A1      5,000     (Ford Motor Company Project),
                        Series A,  6.55% due 10/01/2022                 5,364          -         -      5,364
BBB+  Baa3    2,500     (Waste Management Inc. Project),
                        6.625% due 12/01/2012                           2,681          -         -      2,681
--------------------------------------------------------------------------------------------------------------
NR*   P-1     5,100   Michigan State Strategic Fund,
                        PCR, Refunding (Consumers Power
                        Project), VRDN,  4.20% due
                        4/15/2018(a)                                      700      4,400         -      5,100
--------------------------------------------------------------------------------------------------------------
AAA   Aaa     8,000   Michigan State Trunk Line, Revenue
                        Refunding Bonds, Series A,
                        4.75% due 11/01/2020(d)                         3,798      3,798         -      7,596
--------------------------------------------------------------------------------------------------------------
                      Michigan State University Revenue
                        Bonds, Series A(b):
AAA   Aaa     1,000     5.125% due 2/15/2016                                -      1,012         -      1,012
AAA   Aaa     2,435     5% due 2/15/2026                                    -          -     2,368      2,368
--------------------------------------------------------------------------------------------------------------
AAA   Aaa     4,000   Monroe County, Michigan, Economic
                        Development Corp., Limited
                        Obligation Revenue Refunding
                        Bonds (Detroit Edison Co.
                        Project), Series AA 6.95% due
                        9/01/2022(c)                                    9,428      8,171         -     17,599
--------------------------------------------------------------------------------------------------------------
                      Monroe County, Michigan, PCR
                        (Detroit Edison Company), AMT(d):
AAA   Aaa     9,000     Series CC,  6.55% due 6/01/2024                 4,946      4,946         -      9,892
AAA   Aaa     1,500     Series I-B,  6.55% due 9/01/2024                1,655          -         -      1,655
--------------------------------------------------------------------------------------------------------------
AAA   Aaa     2,000   Montrose Township, Michigan,
                        School District, GO,  5.60%
                        due 5/01/2026(d)                                    -      2,089         -      2,089
--------------------------------------------------------------------------------------------------------------
AAA   Aaa     2,390   Muskegon Heights, Michigan,
                        Public Schools, GO,  5% due
                        5/01/2024(d)                                    2,330          -         -      2,330
--------------------------------------------------------------------------------------------------------------
                      Northern Michigan University,
                        Revenue Refunding Bonds(d):
AAA   NR*     1,275     5.125% due 12/01/2020                               -          -     1,265      1,265
AAA   Aaa     7,000     5% due 12/01/2025                               3,891      1,945       973      6,809
--------------------------------------------------------------------------------------------------------------
                      Northview, Michigan, Public
                        Schools District, GO, Refunding(d):
AAA   Aaa*    2,265     5.80% due 5/01/2006(f)                              -      2,513         -      2,513
AAA   Aaa       235     5.80% due 5/01/2021                                 -        250         -        250
--------------------------------------------------------------------------------------------------------------
AAA   Aaa     2,600   Novi, Michigan, Community School
                        District, GO, 6.125% due
                        5/01/2003(c)(f)                                     -      2,870         -      2,870
--------------------------------------------------------------------------------------------------------------
AAA   Aaa     2,000   Oakland University, Michigan,
                        Revenue Bonds, 5.75% due 5/15/2026(d)           1,068      1,068         -      2,136
--------------------------------------------------------------------------------------------------------------
AAA   Aaa     1,870   Redford, Michigan, Unified School
                        f) District, GO, 5.90% due 5/01/2006(c)(f)      2,086          -         -      2,086
--------------------------------------------------------------------------------------------------------------
AAA   Aaa     1,000   Reeths-Puffer Schools, Michigan,
                        GO, Refunding, 6% due 5/01/2005(c)(f)               -      1,113                1,113
--------------------------------------------------------------------------------------------------------------
AAA   Aaa     5,000   Richmond, Michigan, Community
                        School District, GO, 5.60% due
                        5/01/2006(b)(f)                                     -          -     5,449      5,449
--------------------------------------------------------------------------------------------------------------
AAA   Aaa     5,925   Riverview, Michigan, Community
                        School District, GO, 6.70% due
                        5/01/2002(c)(f)                                 6,513          -         -      6,513
--------------------------------------------------------------------------------------------------------------
AAA   Aaa     4,000   Rockford, Michigan, Public
                        Schools, GO,  5.25% due
                        5/01/2022(c)                                        -          -     4,023      4,023
--------------------------------------------------------------------------------------------------------------
AA    Aa3     2,620   Royal Oak, Michigan, Hospital
                        Finance Authority Revenue Bonds
                        (Beaumont Properties, Inc.),
                        Series E,  6.625% due 1/01/2019                 2,813          -         -      2,813
--------------------------------------------------------------------------------------------------------------
                      Royal Oak, Michigan, Hospital
                        Finance Authority, Hospital
                        Revenue Bonds (William Beaumont
                        Hospital), VRDN(a):
A-1+  VMIG1+    500     Series J,  4.20% due 1/01/2003                    500          -         -        500
A-1+  VMIG1+  4,400     Series L,  4.20% due 1/01/2027(d)               4,200          -       200      4,400
--------------------------------------------------------------------------------------------------------------
AAA   Aaa     1,160   Royal Oak, Michigan, Hospital
                        Finance Authority, Hospital
                        Revenue Refunding Bonds
                        (William Beaumont Hospital),
                        Series I,  5.50% due 1/01/2018                      -          -     1,195      1,195
--------------------------------------------------------------------------------------------------------------

AAA                    Aaa        7,000    Saint Clair County, Michigan,
                                             Economic Revenue Refunding
                                             Bonds (Detroit Edison Co.
                                             Project), Series AA,  6.40%
                                             due 8/01/2024(b)                           7,874          -          -      7,874
-------------------------------------------------------------------------------------------------------------------------------
AAA                    Aaa        2,975    Tecumseh, Michigan, Public Schools,
                                             GO, 5% due 5/01/2021(c)                        -          -      2,913      2,913
-------------------------------------------------------------------------------------------------------------------------------
AAA                    Aaa        1,000    Three Rivers, Michigan, Community
                                             Schools GO, 6% due 5/01/2006(d)(f)             -      1,121          -      1,121
-------------------------------------------------------------------------------------------------------------------------------
AAA                    Aaa        3,725    Three Rivers, Michigan, Community
                                             Schools, GO, Refunding, 5% due
                                             5/01/2023(e)                               1,198          -      2,445      3,643
-------------------------------------------------------------------------------------------------------------------------------
                                           University of Michigan, University
                                             Hospital Revenue Bonds, VRDN,
                                             Series A(a):
A-1+                   VMIG1+     3,500         4.15% due 12/01/2027                        -      3,500          -      3,500
A-1+                   VMIG1+       800         4.25% due 12/01/2027                      500          -        300        800
-------------------------------------------------------------------------------------------------------------------------------
                                           University of Michigan, University
                                             Hospital Revenue Refunding Bonds,
                                             VRDN(a):
A-1+                   VMIG1+     3,600        Series A,  4.15% due 12/01/2019          2,100      1,500          -      3,600
A-1+                   VMIG-1+    2,300        Series A-2,  4.15% due 12/01/2024        2,300          -          -      2,300
-------------------------------------------------------------------------------------------------------------------------------
A1+                    VMIG1+     1,300    University of Michigan, University
                                             Revenue Refunding Bonds (Medical
                                             Service Plan), VRDN, Series A-1,
                                             4.15% due 12/01/2021(a)                        -        600        700      1,300
-------------------------------------------------------------------------------------------------------------------------------
                                           Warren, Michigan, Water and Sewer
                                             Revenue Bonds(e):
AAA                    Aaa        3,000        5.125% due 11/01/2023                        -      2,975          -      2,975
AAA                    Aaa        1,500        5.25% due 11/01/2026                     1,511          -          -      1,511
-------------------------------------------------------------------------------------------------------------------------------
AAA                    Aaa        1,500    Waterford, Michigan, School District,
                                             GO, 6.25% due 6/01/2004(c)(f)                  -      1,673          -      1,673
-------------------------------------------------------------------------------------------------------------------------------
                                           Wayne Charter County, Michigan,
                                             Airport Revenue Bonds, RIB, AMT,
                                             Series 68(d)(g):
NR*                    NR*        9,065        6.305% due 12/01/2017                        -      2,615      6,867      9,482
NR*                    NR*        2,500        6.795% due 12/01/2017                    2,615          -          -      2,615
-------------------------------------------------------------------------------------------------------------------------------
AAA                    Aaa        2,000    Western Michigan, University
                                             Revenue Bonds, Series B, 6.50%
                                             due 7/15/2021(b)                               -      2,147          -      2,147
-------------------------------------------------------------------------------------------------------------------------------
AAA                    Aaa        5,500    Wyandotte, Michigan, Electric
                                             Revenue Refunding Bonds, 6.25%
                                             due 10/01/2017(d)                          5,991          -          -      5,991
-------------------------------------------------------------------------------------------------------------------------------
                                           Ypsilanti, Michigan, School
                                             District, GO, Refunding(c):
AAA                    Aaa        1,300       5.75% due 5/01/2007(f)                        -      1,436          -      1,436
AAA                    Aaa        1,750       5.375% due 5/01/2026                      1,782          -          -      1,782
-------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO -
  2.1%
AAA                    Aaa        1,550    Puerto Rico Commonwealth, GO,
                                             Refunding, 5.25% due 7/01/2018(d)              -          -      1,574      1,574
-------------------------------------------------------------------------------------------------------------------------------
NR*                    NR*        6,985    Puerto Rico, Insured Trust Receipts,
                                             RITR, 6.42% due 7/01/2027(d)(g)            3,706      3,690          -      7,396
-------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST - $404,262) - 99.3%                                           164,617    152,630    105,564    422,811
OTHER ASSETS LESS LIABILITIES - 0.7%                                                      415      2,757       (208)     2,964
                                                                                     --------   --------   --------   --------
NET ASSETS - 100.0%                                                                  $165,032   $155,387   $105,356   $425,775
                                                                                     ========   ========   ========   ========


(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.

(b) AMBAC Insured.

(c) FGIC Insured.

(d) MBIA Insured.

(e) FSA Insured.

(f) Prerefunded.

(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.

*   Not Rated.

+   Highest short-term rating by Moody's Investors Service, Inc.

++  Value as discussed in the Combined Notes to Financial Statements.

See Notes to Financial Statements.

PORTFOLIO
ABBREVIATIONS

                 To simplify the listings of MuniYield Michigan Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.
AMT              Alternative Minimum Tax (subject to)
DATES            Daily Adjustable Tax-Exempt Securities
GO               General Obligation Bonds
HDA              Housing Development Authority
PCR              Pollution Control Revenue Bonds
RIB              Residual Interest Bonds

RITR             Residual Interest Trust Receipts
VRDN             Variable Rate Demand Notes

   Unaudited Financial Statements for the Combined Fund of a Pro Forma Basis,
                              as of April 30, 1999

     The following unaudited pro forma Combined Statement of Assets, Liabilities and Capital for the Combined Fund has been derived from the Statements of Assets, Liabilities and Capital of the respective Funds at April 30, 1999 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at April 30, 1999. The pro forma Combined Statement of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at April 30, 1999. The pro forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the Funds' financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.

        PRO FORMA COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                   FOR MUNIYIELD MICHIGAN INSURED FUND, INC.,
                     MUNIVEST MICHIGAN INSURED FUND, INC.,
                  AND MUNIHOLDINGS MICHIGAN INSURED FUND, INC.
                        AS OF APRIL 30, 1999 (UNAUDITED)

                                   PRO FORMA

                                                                                               PRO FORMA
                                                                                                  FOR
                                  MUNIYIELD       MUNIVEST     MUNIHOLDINGS                     COMBINED
                                   MICHIGAN       MICHIGAN       MICHIGAN     ADJUSTMENTS         FUND
                                 ------------   ------------   ------------   ------------    ------------
ASSETS:
Investments, at value* (Note
  1a)..........................  $164,617,268   $152,630,065   $105,563,990                   $422,811,323
Cash...........................        74,937         60,464        220,606                        356,007
RECEIVABLES:
    Interest...................     2,919,876      2,925,584      2,002,155                      7,847,615
    Investment advisor (Note
       2)......................            --             --          7,837                          7,837
Prepaid expenses and other
  assets.......................         7,831         10,760         36,321                         54,912
                                 ------------   ------------   ------------   ------------    ------------
         Total assets..........   167,619,912    155,626,873    107,830,909                    431,077,694
                                 ------------   ------------   ------------   ------------    ------------
LIABILITIES:
PAYABLES:
    Securities purchased.......     2,349,800             --      1,940,674                      4,290,474
    Dividends to shareholders
       (Note 1f)...............       142,781        138,861        258,881    2,174,695(1)      2,715,218
    Offering costs (Note 1e)...            --             --        258,530                        258,530
    Investment advisor (Note
       2)......................        72,542         68,340             --                        140,882
Accrued expenses and other
  liabilities..................        22,563         32,662         17,000                         72,225
                                 ------------   ------------   ------------   ------------    ------------
         Total liabilities.....     2,587,686        239,863      2,475,055      2,174,695       7,477,329
                                 ------------   ------------   ------------   ------------    ------------
NET ASSETS:
Net Assets.....................  $165,032,226   $155,387,010   $105,355,824   $ (2,174,695)   $423,600,365
                                 ============   ============   ============   ============    ============
CAPITAL
Capital Stock (200,000,000
shares authorized)
  Preferred Stock, par value
$.10 per share of AMPS** issued
and outstanding+ at $25,000 per
share liquidation preference...  $ 50,000,000   $ 50,000,000   $ 40,000,000                   $140,000,000
  Common Stock par value $.10
per share issued and
outstanding++..................       745,163        738,770        446,367        (72,976)      1,854,324
Paid-in capital in excess of
  par..........................   103,660,153    102,828,343     65,702,592         72,976     272,264,064
Undistributed investment
  income -- net................     1,372,752        490,613        311,330     (2,174,695)              0
Accumulated realized capital
  losses on
  investments -- net...........    (1,189,771)    (7,360,009)       (48,731)                    (8,598,511)
Accumulated distributions in
  excess of realized capital
  gains on investments -- net
  (Note 1f)....................      (468,540)            --             --                       (468,540)
Unrealized appreciation
(depreciation) on
investments -- net.............    10,914,469      8,689,293     (1,054,734)                    18,549,028
                                 ------------   ------------   ------------   ------------    ------------
Total capital..................  $165,032,226   $155,387,010   $105,355,824   $ (2,174,695)   $423,600,365
                                 ============   ============   ============   ============    ============
Net asset value per share of
  Common Stock.................        $15.48         $14.27         $14.67                         $15.29
                                 ============   ============   ============   ============    ============

------------------------------------------------------------------------------------------
 * Identified Cost.............  $153,702,799   $143,940,772   $106,618,724                   $404,262,295
 + Shares issued and
  outstanding..................         2,000          2,000          1,600                          5,600
++ Shares issued and
   outstanding.................     7,431,634      7,387,697      4,453,667       (729,760)     18,543,238
----------------------------------------------------------------------------------------------------------
(1) Assumes the distribution of undistributed investment income.
** Auction Market Preferred Stock
See Notes to Financial Statements.

     The following unaudited pro forma Combined Statement of Operations for the Combined Fund has been derived from the statement of operations of MuniYield Michigan and MuniVest Michigan for the period November 1, 1998 to April 30, 1999, and of MuniHoldings Michigan for the period January 28, 1999 (commencement of operations) to April 30, 1999 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on November 1, 1998. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on November 1, 1998 nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the Funds' financial statements and related notes thereto which are included in the Joint Proxy Statement and Prospectus.



                   PRO FORMA COMBINED STATEMENT OF OPERATIONS


                   FOR MUNIYIELD MICHIGAN INSURED FUND, INC.,


                     MUNIVEST MICHIGAN INSURED FUND, INC.,


                  AND MUNIHOLDINGS MICHIGAN INSURED FUND, INC.


                                  (UNAUDITED)



                                            MUNIYIELD           MUNIVEST          MUNIHOLDINGS
                                            MICHIGAN            MICHIGAN            MICHIGAN
                                         FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD                     PRO FORMA
                                        NOVEMBER 1, 1998    NOVEMBER 1, 1998    JANUARY 29, 1999+                      FOR
                                        TO APRIL 30, 1999   TO APRIL 30, 1999   TO APRIL 30, 1999   ADJUSTMENTS   COMBINED FUND
                                        -----------------   -----------------   -----------------   -----------   -------------
Investment income (Note 1d):
Interest and amortization of premium
  and discount earned.................     $ 4,499,480         $ 4,123,911         $1,168,527                     $   9,791,918
                                           -----------         -----------         ----------        ---------    -------------
Expenses:
Investment advisory fees (Note 2).....         414,626             390,011            118,702                           923,339
Commission fees.......................          65,299              68,104             20,342                           153,745
Professional fees.....................          44,759              38,454              8,963          (43,376)(1)       48,800
Accounting services (Note 2)..........          32,292              36,633             11,436          (33,361)(1)       47,000
Transfer agent fees...................          22,948              22,097              6,212                            51,257
Directors' fees and expenses..........          14,074              14,705              7,270          (21,975)(1)       14,074
Printing and shareholder reports......           7,739              12,677              2,223           (5,839)(1)       16,800
Listing fees..........................           8,340               8,698              3,640                            20,678
Custodian fees........................           5,619               6,534              2,104                            14,257
Pricing fees..........................           4,275               5,138              1,383                            10,796
Other.................................           8,750              10,245              2,202                            21,197
                                           -----------         -----------         ----------        ---------    -------------
Total expenses before reimbursement...         628,721             613,296            184,477         (104,551)       1,321,943
Reimbursement of expenses (Note 2)....              --                  --           (126,539)               0         (126,539)
                                           -----------         -----------         ----------        ---------    -------------
Total expenses after reimbursement....         628,721             613,296             57,938         (104,551)       1,195,404
                                           -----------         -----------         ----------        ---------    -------------
Investment income -- net..............       3,870,759           3,510,615          1,110,589          104,551        8,596,514
                                           -----------         -----------         ----------        ---------    -------------
Realized & Unrealized Gains (Loss) on
  Investments -- Net (Notes 1b &
  1d).................................
Realized gain (loss) on
  investments -- net..................       1,353,720           1,172,744            (48,731)                        2,477,733
Change in unrealized appreciation/
  depreciation on
  investments -- net..................      (2,962,826)         (2,610,369)        (1,054,734)                       (6,627,929)
                                           -----------         -----------         ----------        ---------    -------------
Net Increase in Net Assets Resulting
  from Operations.....................     $ 2,261,653         $ 2,072,990         $    7,124        $ 104,551    $   4,446,318
                                           ===========         ===========         ==========        =========    =============


---------------

(1) Reflects the anticipated savings of the Reorganization.

(2) These Pro Forma Combined Statements of Operations exclude non-recurring estimated Reorganization expenses of $378,000, which will be paid by MuniYield Michigan subsequent to the Reorganization.


+ Commencement of operations.


See Notes to Financial Statements.

MUNIYIELD MICHIGAN INSURED FUND, INC.

COMBINED NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES:

MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management necessary to a fair statement of the results for the interim period presented.The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments - Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments - The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts - The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options - The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

         When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

         Written and purchased options are non-income producing investments.

(c) Income taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income - Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses - Direct expenses relating to the public offering of the Fund's Common and Preferred shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions - Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For MuniHoldings Michigan Insured Fund, Inc., FAM earned fees of $115,702 for the period January 29, 1999 to April 30, 1999, of which $111,443 was voluntarily waived. In addition, FAM reimbursed the fund $15,096 in additional expenses.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

                                                                       EXHIBIT I
                      INFORMATION PERTAINING TO EACH FUND

GENERAL INFORMATION PERTAINING TO THE FUNDS

                                                                   FISCAL
                                                DEFINED TERM        YEAR       STATE OF      MEETING
FUND                                         USED IN EXHIBIT I      END      ORGANIZATION      TIME
----                                         ------------------   --------   ------------   ----------
MuniYield Michigan Insured Fund, Inc......   MuniYield Michigan    10/31          MD         3:15 p.m.
MuniVest Michigan Insured Fund, Inc.......   MuniVest Michigan     10/31          MD         2:15 p.m.
MuniHoldings Michigan Insured Fund,
  Inc.....................................   MuniHoldings           9/30          MD        11:45 a.m.
                                             Michigan

                                                              SHARES OF CAPITAL STOCK
                                                                 OUTSTANDING AS OF
                                                                  THE RECORD DATE
                                                              -----------------------
FUND                                                          COMMON STOCK      AMPS
----                                                          -------------    ------
MuniYield Michigan..........................................                   2,000
MuniVest Michigan...........................................                   2,000
MuniHoldings Michigan.......................................                   1,600

INFORMATION PERTAINING TO OFFICERS AND DIRECTORS

                                             YEAR IN WHICH EACH DIRECTOR BECAME A MEMBER OF THE BOARD
                                       ---------------------------------------------------------------------
FUND                                   CECIL   CRUM   GLENN   MEYER   SUNDERLAND   TOUCHTON   WEISS   ZEIKEL
----                                   -----   ----   -----   -----   ----------   --------   -----   ------
MuniYield Michigan...................  1992    1992   1999    1992       1992        1992     1998     1992
MuniVest Michigan....................  1993    1993   1999    1993       1993        1993     1998     1993

                                         YEAR IN WHICH EACH NOMINEE OF MUNIHOLDINGS MICHIGAN
                                                    BECAME A MEMBER OF THE BOARD
                                  -----------------------------------------------------------------
FUND                              BODURTHA    GLENN    LONDON    MARTIN    MAY     PEROLD    ZEIKEL
----                              --------    -----    ------    ------    ----    ------    ------
MuniHoldings Michigan...........    1998      1999      1998      1998     1998     1998      1998


     Set forth in the table below, with respect to each Fund are the names of the board member elected or to be elected by holders of AMPS, voting separately as a class, and the names of the board member elected or to be elected by holders of shares of Common Stock and AMPS, voting together as a single class.


                                   DIRECTORS                 DIRECTORS ELECTED BY HOLDERS
FUND                      ELECTED BY HOLDERS OF AMPS      OF SHARES OF COMMON STOCK AND AMPS
----                     -----------------------------  --------------------------------------
MuniYield Michigan.....  Donald Cecil   M. Colyer Crum  Terry K. Glenn      J. Thomas Touchton
                                                        Edward H. Meyer     Fred G. Weiss
                                                        Jack B. Sunderland  Arthur Zeikel
MuniVest Michigan......  Donald Cecil   M. Colyer Crum  Terry H. Glenn      J. Thomas Touchton
                                                        Edward H. Meyer     Fred G. Weiss
                                                        Jack B. Sunderland  Arthur Zeikel

                                NOMINEES TO BE            NOMINEES TO BE ELECTED BY HOLDERS
FUND                      ELECTED BY HOLDERS OF AMPS      OF SHARES OF COMMON STOCK AND AMPS
----                     -----------------------------  --------------------------------------
MuniHoldings Michigan..  Joseph L. May  Andre F.        James H. Bodurtha   Robert R. Martin
                                        Perold
                                                        Terry K. Glenn      Arthur Zeikel
                                                        Herbert I. London

     Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by each Fund to non-affiliated Board members during each Fund's most recently completed fiscal year.

                                         BOARD                      AUDIT COMMITTEE
                            -------------------------------   ----------------------------
                               #                                 #                  PER       AGGREGATE
                            MEETINGS   ANNUAL   PER MEETING   MEETINGS   ANNUAL   MEETING     FEES AND
FUND                         HELD*     FEE($)    FEE($)**       HELD     FEE($)   FEE($)**   EXPENSES($)
----                        --------   ------   -----------   --------   ------   --------   -----------
MuniYield Michigan........             2,500        250                   500
MuniVest Michigan.........             2,500        250                   500       125
MuniHoldings Michigan.....             2,500        250                   500       125


---------------
*  Includes meetings held via teleconferencing equipment.

** The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

     Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Board members for the most recently completed fiscal year.


                                        COMPENSATION FROM MUNIYIELD MICHIGAN AND MUNIVEST MICHIGAN($)*
                                       ----------------------------------------------------------------
FUND                                   CECIL      CRUM     MEYER     SUNDERLAND     TOUCHTON     WEISS
----                                   ------    ------    ------    -----------    ---------    ------
MuniYield Michigan...................  4,500     4,500     4,500        4,500         4,500      3,250
MuniVest Michigan....................  4,500     4,500     4,500        4,500         4,500      3,250



                                                    COMPENSATION FROM MUNIHOLDINGS MICHIGAN($)*
                                                  -----------------------------------------------
FUND                                              BODURTHA    LONDON    MARTIN     MAY     PEROLD
----                                              --------    ------    ------    -----    ------
MuniHoldings Michigan...........................   4,000      4,000     4,000     4,000    4,000


---------------
* No pension or retirement benefits are accrued as part of Fund expenses.

     Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), including MuniHoldings Michigan to the non-affiliated Board members of MuniHoldings Michigan for the year ended December 31, 1998.

                                                              AGGREGATE COMPENSATION FROM FAM/MLAM
NAME OF BOARD MEMBER                                        ADVISED FUNDS PAID TO BOARD MEMBERS($)(1)
--------------------                                        -----------------------------------------
James H. Bodurtha.........................................                   163,500
Herbert I. London.........................................                   163,500
Robert R. Martin..........................................                   163,500
Joseph L. May.............................................                   163,500
Andre F. Perold...........................................                   163,500

---------------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Bodurtha (29 registered investment companies consisting of 47 portfolios); Mr. London (29 registered investment companies consisting of 47 portfolios); Mr. Martin (29 registered investment companies consisting of 47 portfolios); Mr. May (29 registered investment companies consisting of 47 portfolios); and Mr. Perold (29 registered investment companies consisting of 47 portfolios).

     Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM/MLAM Advised Funds, including MuniYield Michigan and MuniVest Michigan to the non-affiliated Board members of MuniYield Michigan and MuniVest Michigan for the year ended December 31, 1998.

                                                              AGGREGATE COMPENSATION FROM FAM/MLAM
NAME OF BOARD MEMBER                                        ADVISED FUNDS PAID TO BOARD MEMBERS($)(1)
--------------------                                        -----------------------------------------
Donald Cecil..............................................                   277,808
M. Colyer Crum............................................                   116,600
Edward H. Meyer...........................................                   214,558
Jack B. Sunderland........................................                   133,600
J. Thomas Touchton........................................                   133,600
Fred G. Weiss.............................................                   140,842

---------------

(1) The Directors serve on the boards of MLAM/FAM advised funds as follows: Mr. Cecil (34 registered investment companies consisting of 34 portfolios); Mr. Crum (16 registered investment companies consisting of 16 portfolios); Mr. Meyer (34 registered investment companies consisting of 34 portfolios); Mr. Sunderland (19 registered investment companies consisting of 31 portfolios); Mr. Touchton (19 registered investment companies consisting of 31 portfolios) and Mr. Weiss (16 registered investment companies consisting of 16 portfolios).



     Set forth in the table below is information about the Directors of each of the Funds. Unless otherwise noted, the address of each Director is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.



                                                                       DIRECTOR SINCE
                                                                    --------------------
                                                                    MUNIYIELD   MUNIVEST
                NAME, ADDRESS AND BIOGRAPHY                   AGE   MICHIGAN    MICHIGAN
                ---------------------------                   ---   ---------   --------
Donald Cecil................................................  72      1992        1993
  1114 Avenue of the Americas, New York, New York 10036.
  Special Limited Partner of Cumberland Associates (an
  investment partnership) since 1982; Member of Institute of
  Chartered Financial Analysts Member and Chairman of
  Westchester County (N.Y.) Board of Transportation.

M. Colyer Crum..............................................  67      1992        1993
  104 Westcliff Road, Weston, Massachusetts 02193. Currently
  James R. Williston Professor of Investment Management
  Emeritus at Harvard Business School; James R. Williston
  Professor of Investment Management at Harvard Business
  School from 1971 to 1996; Director of Cambridge Bancorp,
  Copley Properties, Inc. and Sun Life Assurance Company of
  Canada.

Edward H. Meyer.............................................  72      1992        1993
  777 Third Avenue, New York, New York 10017. President of
  Grey Advertising Inc. since 1968, Chief Executive Officer
  since 1970 and Chairman of the Board of Directors since
  1972; Director of The May Department Stores Company, Bowne
  & Co., Inc. (financial printers), Harman International
  Industries, Inc. and Ethan Allen Interiors, Inc.

Jack B. Sunderland..........................................  70      1992        1993
  P.O. Box 7, West Cornwall, Connecticut 06796. President
  and Director of American Independent Oil Company, Inc. (an
  energy company) since 1987; Member of Council on Foreign
  Relations since 1971.

J. Thomas Touchton..........................................  60      1992        1993
  Suite 3405, One Tampa City Center, 201 North Franklin
  Street, Tampa, Florida 33062. Managing Partner of The Witt
  Touchton Company and its predecessor, The Witt Co. (a
  private investment partnership), since 1972; Trustee
  Emeritus of Washington and Lee University; Director of
  TECO Energy, Inc. (an electric utility holding company).

                                                                       DIRECTOR SINCE
                                                                    --------------------
                                                                    MUNIYIELD   MUNIVEST
                NAME, ADDRESS AND BIOGRAPHY                   AGE   MICHIGAN    MICHIGAN
                ---------------------------                   ---   ---------   --------
Fred G. Weiss...............................................  58      1998        1998
  16410 Maddalena Place, Delray Beach, Florida 33446.
  Managing Director of FGW Associates since 1997; Vice
  President, Planning Investment, and Development of Warner
  Lambert Co. from 1979 to 1997.


     Set forth in the table below is information about the officers of each of the Funds.


                                                                              OFFICER SINCE
                                                                   -----------------------------------
                                                                   MUNIYIELD   MUNIVEST   MUNIHOLDINGS
NAME AND BIOGRAPHY                           AGE       OFFICE      MICHIGAN    MICHIGAN     MICHIGAN
------------------                           ---   --------------  ---------   --------   ------------
Terry K. Glenn.............................  59      President       1992*       1993*        1998*
  Executive Vice President of MLAM and FAM
  since 1983; Executive Vice President and
  Director of Princeton Services since
  1993; President of Princeton Funds
  Distributor, Inc. ("PFD") since 1986 and
  Director thereof since 1991; President of
  Princeton Administrators, L.P. since
  1998.

Vincent R. Giordano........................  55     Senior Vice      1992        1993         1998
  Senior Vice President of FAM and MLAM              President
  since 1984; Portfolio Manager of FAM and
  MLAM since 1977; Senior Vice President of
  Princeton Services since 1993.

Kenneth A. Jacob...........................  48    Vice President    1992        1993         1998
  First Vice President of MLAM since 1997;
  Vice President of MLAM from 1984 to 1997;
  Vice President of FAM since 1984.

Donald C. Burke............................  39    Vice President    1993        1993         1998
  Senior Vice President and Treasurer of             Treasurer       1999        1999         1999
  MLAM and FAM since 1999; Senior Vice
  President and Treasurer of Princeton
  Services since 1999; Vice President of
  PFD since 1999; First Vice President of
  MLAM from 1997 to 1999; Vice President of
  MLAM from 1990 to 1997; Director of
  Taxation of MLAM since 1990.

Robert A. DiMella, CFA.....................  33    Vice President      --          --         1998
  Vice President of MLAM since 1997;
  Assistant Vice President of MLAM from
  1995 to 1997; Assistant Portfolio Manager
  of MLAM from 1993 to 1995.

Fred K. Stuebe.............................  49    Vice President    1995        1995         1998
  Vice President and Portfolio Manager of
  MLAM since 1989.

                                                                   OFFICER SINCE
                                             ---------------------------------------------------------
                                                                   MUNIYIELD   MUNIVEST   MUNIHOLDINGS
NAME AND BIOGRAPHY                           AGE       OFFICE      MICHIGAN    MICHIGAN     MICHIGAN
------------------                           ---   --------------  ---------   --------   ------------
Alice A. Pellegrino........................  39      Secretary       1999        1999         1998
  Vice President of MLAM since 1999;
  Attorney associated with MLAM since 1997;
  Associate with Kirkpatrick & Lockhart LLP
  from 1992 to 1997.

---------------
* Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

                                                                      EXHIBIT II


                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of
the   day of             , 1999, by and between MuniYield Michigan Insured Fund,
Inc., a Maryland corporation ("MuniYield Michigan"), MuniVest Michigan Insured Fund, Inc., a Maryland corporation ("MuniVest Michigan") and MuniHoldings Michigan Insured Fund, Inc., a Maryland corporation ("MuniHoldings Michigan") (MuniYield Michigan, MuniVest Michigan and MuniHoldings Michigan are sometimes referred to herein collectively as the "Funds"; MuniVest Michigan and MuniHoldings Michigan are sometimes referred to herein collectively as the "Acquired Funds").

                             PLAN OF REORGANIZATION

     The reorganization will comprise the following:

     (a)(1) the acquisition by MuniYield Michigan of substantially all of the assets, and the assumption by MuniYield Michigan of substantially all of the liabilities of MuniVest Michigan in exchange solely for an equal aggregate value of newly issued shares of (A) common stock, with a par value of $0.10 per share of MuniYield Michigan ("MuniYield Michigan Common Stock") and (B) auction market preferred stock of MuniYield Michigan, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to be designated Series B ("MuniYield Michigan Series B AMPS"), and (2) the subsequent distribution by MuniVest Michigan to MuniVest Michigan stockholders of (x) all of the MuniYield Michigan Common Stock received by MuniVest Michigan in exchange for such stockholders' shares of common stock, with a par value of $0.10 per share, of MuniVest Michigan ("MuniVest Michigan Common Stock") and (y) all of the MuniYield Michigan Series B AMPS received by MuniVest Michigan in exchange for such stockholders' shares of auction market preferred stock of MuniVest Michigan, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) ("MuniVest Michigan AMPS").

     (b)(1) the acquisition by MuniYield Michigan of substantially all of the assets, and the assumption by MuniYield Michigan of substantially all of the liabilities of MuniHoldings Michigan in exchange solely for an equal aggregate value of newly issued shares of (A) MuniYield Michigan Common Stock and (B) auction market preferred stock of MuniYield Michigan, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to be designated Series C ("MuniYield Michigan Series C AMPS"), and (2) the subsequent distribution by MuniHoldings Michigan to MuniHoldings Michigan stockholders of (x) all of the MuniYield Michigan Common Stock received by MuniHoldings Michigan in exchange for such stockholders' shares of common stock, with a par value of $0.10 per share, of MuniHoldings Michigan ("MuniHoldings Michigan Common Stock") and (y) all of the MuniYield Michigan Series C AMPS received by MuniHoldings Michigan in exchange for such stockholders' shares of auction market preferred stock of MuniHoldings Michigan, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) designated Series A ("MuniHoldings Michigan AMPS");

all upon and subject to the terms hereinafter set forth (collectively, the "Reorganization").

     In the course of the Reorganization, MuniYield Michigan Common Stock, MuniYield Michigan Series B AMPS and MuniYield Michigan Series C AMPS will be distributed to the stockholders of the Acquired Funds as follows:

          (a) (1) each holder of MuniVest Michigan Common Stock will be entitled to receive a number of shares of MuniYield Michigan Common Stock equal to the aggregate net asset value of the MuniVest Michigan Common Stock owned by such stockholder on the Exchange Date; and (2) each holder of MuniVest Michigan AMPS will be entitled to receive a number of shares of MuniYield Michigan

     Series B AMPS equal to the aggregate liquidation preference (and aggregate value) of the MuniVest Michigan AMPS owned by such stockholder on the Exchange Date; and

          (b) (1) each holder of MuniHoldings Michigan Common Stock will be entitled to receive a number of shares of MuniYield Michigan Common Stock equal to the aggregate net asset value of the MuniHoldings Michigan Common Stock owned by such stockholder on the Exchange Date; and (2) each holder of MuniHoldings Michigan AMPS will be entitled to receive a number of shares of MuniYield Michigan Series C AMPS equal to the aggregate liquidation preference (and aggregate value) of the MuniHoldings Michigan AMPS owned by such stockholder on the Exchange Date.

     It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     Prior to the Exchange Date, each Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective stockholders all of their respective net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the MuniVest Michigan AMPS and MuniHoldings Michigan AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

     Articles Supplementary to MuniYield Michigan's Articles of Incorporation establishing the powers, rights and preferences of the MuniYield Michigan Series B AMPS and the MuniYield Michigan Series C AMPS will have been filed with the State Department of Assessments and Taxation of Maryland (the "Maryland Department") prior to the Exchange Date.

     As promptly as practicable after the consummation of the Reorganization, each Acquired Fund shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

     In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each of the Funds hereby agrees as follows:

1. REPRESENTATIONS AND WARRANTIES OF MUNIYIELD MICHIGAN.

     MuniYield Michigan represents and warrants to, and agrees with, the Acquired Funds that:

          (a) MuniYield Michigan is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. MuniYield Michigan has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) MuniYield Michigan is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-7080), and such registration has not been revoked or rescinded and is in full force and effect. MuniYield Michigan has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

          (c) Each of the Acquired Funds has been furnished with MuniYield Michigan's Annual Report to Stockholders for the fiscal year ended October 31, 1998, and the audited financial statements appearing therein, having been examined by Ernst & Young LLP, independent public accountants, fairly present the financial position of MuniYield Michigan as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (d) Each of the Acquired Funds has been furnished with MuniYield Semi-Annual Report to Stockholders for the six months ended April 30, 1999, and the unaudited financial statements appearing therein fairly present the financial position of MuniYield Michigan as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (e) An unaudited statement of assets, liabilities and capital of MuniYield Michigan and an unaudited schedule of investments of MuniYield Michigan, each as of the Valuation Time (as defined in Section 4(d) of this Agreement), will be furnished to each of the Acquired Funds, at or prior to the Exchange Date for the purpose of determining the number of shares of MuniYield Michigan Common Stock, MuniYield Michigan Series B AMPS and MuniYield Michigan Series C AMPS to be issued pursuant to Section 5 of this Agreement; each will fairly present the financial position of MuniYield Michigan as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

          (f) MuniYield Michigan has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of MuniYield Michigan, threatened against it which assert liability on the part of MuniYield Michigan or which materially affect its financial condition or its ability to consummate the Reorganization. MuniYield Michigan is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (h) MuniYield Michigan is not obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

          (i) There are no material contracts outstanding to which MuniYield Michigan is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to the Acquired Funds prior to the Valuation Time.

          (j) MuniYield Michigan has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since October 31, 1998; and those incurred in connection with the Reorganization. As of the Valuation Time, MuniYield Michigan will advise each Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

          (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MuniYield Michigan of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

          (l) The registration statement filed by MuniYield Michigan on Form N-14 which includes the joint proxy statement of the Funds with respect to the transactions contemplated herein and the prospectus of MuniYield Michigan relating to the MuniYield Michigan Common Stock, MuniYield Michigan

     Series B AMPS and MuniYield Michigan Series C AMPS to be issued pursuant to this Agreement, (the "Joint Proxy Statement and Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the stockholders' meetings referred to in Section 7(a) of this Agreement and at the Exchange Date, insofar as it relates to MuniYield Michigan (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by MuniYield Michigan for use in the N-14 Registration Statement as provided in Section 7(e) of this Agreement.

          (m) MuniYield Michigan is authorized to issue 200,000,000 shares of capital stock, of which 2,000 shares have been designated AMPS and 199,998,000 shares have been designated as common stock, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

          (n) The shares of MuniYield Michigan Common Stock, MuniYield Michigan Series B AMPS and MuniYield Michigan Series C AMPS to be issued to the Acquired Funds pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of MuniYield Michigan will have any preemptive right of subscription or purchase in respect thereof.

          (o) At or prior to the Exchange Date, the MuniYield Michigan Common Stock to be transferred to the Acquired Funds for distribution to the stockholders of the Acquired Funds on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

          (p) At or prior to the Exchange Date, the shares of MuniYield Michigan Series B AMPS to be transferred to MuniVest Michigan on the Exchange Date and the shares of MuniYield Michigan Series C AMPS to be transferred to MuniHoldings Michigan on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of AMPS of the Acquired Funds presently are qualified, and there are a sufficient number of each series of MuniYield Michigan AMPS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

          (q) At or prior to the Exchange Date, MuniYield Michigan will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the MuniYield Michigan Common Stock, MuniYield Michigan Series B AMPS and MuniYield Michigan Series C AMPS to MuniVest Michigan and MuniHoldings Michigan, as applicable.

2. REPRESENTATIONS AND WARRANTIES OF MUNIVEST MICHIGAN.

     MuniVest Michigan represents and warrants to, and agrees with, MuniYield Michigan and MuniHoldings Michigan that:

          (a) MuniVest Michigan is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. MuniVest Michigan has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) MuniVest Michigan is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-7578), and such registration has not been revoked or rescinded and is in full force and effect. MuniVest Michigan has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

          (c) As used in this Agreement, the term "MuniVest Michigan Investments" shall mean (i) the investments of MuniVest Michigan shown on the schedule of its investments as of the Valuation Time furnished to each of MuniYield Michigan and MuniHoldings Michigan; and (ii) all other assets owned by MuniVest Michigan or liabilities incurred as of the Valuation Time.

          (d) MuniVest Michigan has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (e) Each of MuniYield Michigan and MuniHoldings Michigan has been furnished with MuniVest Michigan's Annual Report to Stockholders for the fiscal year ended October 31, 1998, and the audited financial statements appearing therein having been examined by Deloitte & Touche LLP, independent public accountants, fairly present the financial position of MuniVest Michigan as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (f) Each of MuniYield Michigan and MuniHolding Michigan has been furnished with MuniVest Michigan's Semi-Annual Report to Stockholders for the period ended April 30, 1999, and the unaudited financial statements appearing therein fairly present the financial position of MuniVest Michigan as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (g) An unaudited statement of assets, liabilities and capital of MuniVest Michigan and an unaudited schedule of investments of MuniVest Michigan, each as of the Valuation Time, will be furnished to each of MuniYield Michigan and MuniHoldings Michigan at or prior to the Exchange Date for the purpose of determining the number of shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS to be issued to MuniVest Michigan pursuant to Section 5 of this Agreement; each will fairly present the financial position of MuniVest Michigan as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

          (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of MuniVest Michigan, threatened against it which assert liability on the part of MuniVest Michigan or which materially affect its financial condition or its ability to consummate the Reorganization. MuniVest Michigan is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (i) There are no material contracts outstanding to which MuniVest Michigan is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to MuniYield Michigan and MuniHoldings Michigan prior to the Valuation Time.

          (j) MuniVest Michigan is not obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

          (k) MuniVest Michigan has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since October 31, 1998 and those incurred in connection with the Reorganization. As of the Valuation Time, MuniVest Michigan will advise MuniYield Michigan and MuniHoldings Michigan in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

          (l) MuniVest Michigan has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of MuniVest Michigan have been adequately provided for on its books, and no tax deficiency or liability of MuniVest Michigan has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

          (m) At both the Valuation Time and the Exchange Date, MuniVest Michigan will have full right, power and authority to sell, assign, transfer and deliver the MuniVest Michigan Investments. At the Exchange Date, subject only to the obligation to deliver the MuniVest Michigan Investments as contemplated by this Agreement, MuniVest Michigan will have good and marketable title to all of the MuniVest Michigan Investments, and MuniYield Michigan will acquire all of the MuniVest Michigan Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the MuniVest Michigan Investments or materially affect title thereto).

          (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MuniVest Michigan of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

          (o) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meetings referred to in Section 7(a) of this Agreement and on the Exchange Date, insofar as it relates to MuniVest Michigan (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by MuniVest Michigan for use in the N-14 Registration Statement as provided in Section 7(e) of this Agreement.

          (p) MuniVest Michigan is authorized to issue 200,000,000 shares of capital stock, of which 2,000 shares have been designated as AMPS and 199,998,000 shares have been designated as common stock, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

          (q) All of the issued and outstanding shares of MuniVest Michigan Common Stock and MuniVest Michigan AMPS were offered for sale and sold in conformity with all applicable Federal and state securities laws.

          (r) The books and records of MuniVest Michigan made available to MuniYield Michigan and MuniHoldings Michigan and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of MuniVest Michigan.

          (s) MuniVest Michigan will not sell or otherwise dispose of any of the shares of MuniYield Michigan Common Stock or MuniYield Michigan Series B AMPS to be received in the Reorganization, except in distribution to the stockholders of MuniVest Michigan, as provided in Section 4 of this Agreement.

3. REPRESENTATIONS AND WARRANTIES OF MUNIHOLDINGS MICHIGAN.

     MuniHoldings Michigan represents and warrants to, and agrees with, MuniYield Michigan and MuniVest Michigan that:

          (a) MuniHoldings Michigan is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. MuniHoldings Michigan has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) MuniHoldings Michigan is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-9125), and such registration has not been revoked or rescinded and is in full force and effect. MuniHoldings Michigan has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

          (c) As used in this Agreement, the term "MuniHoldings Michigan Investments" shall mean (i) the investments of MuniHoldings Michigan shown on the schedule of its investments as of the Valuation Time furnished to each of MuniYield Michigan and MuniVest Michigan; and (ii) all other assets owned by MuniHoldings Michigan or liabilities incurred as of the Valuation Time. The MuniHoldings Michigan Investments together with the MuniVest Michigan Investments may sometimes be referred to herein collectively as the "Acquired Fund Investments."

          (d) MuniHoldings Michigan has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.


          (e) Each of MuniYield Michigan and MuniVest Michigan has been furnished with MuniHoldings Michigan's Annual Report to Stockholders for the period ended September 30, 1999, and the audited financial statements appearing therein fairly present the financial position of MuniHoldings Michigan as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.


          (f) Each of MuniYield Michigan and MuniVest Michigan has been furnished with MuniHoldings Michigan's Semi-Annual report to Stockholders for the period ended March 31, 1999, and the unaudited financial statements appearing therein fairly present the financial position of MuniHoldings Michigan as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (g) An unaudited statement of assets, liabilities and capital of MuniHoldings Michigan and an unaudited schedule of investments of MuniHoldings Michigan, each as of the Valuation Time, will be furnished to each of MuniYield Michigan and MuniVest Michigan at or prior to the Exchange Date for the purpose of determining the number of shares of MuniYield Michigan Common Stock and MuniYield Michigan Series C AMPS to be issued to MuniHoldings Michigan pursuant to Section 5 of this Agreement; each will fairly present the financial position of MuniHoldings Michigan as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

          (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of MuniHoldings Michigan, threatened against it which assert liability on the part of MuniHoldings

     Michigan or which materially affect its financial condition or its ability to consummate the Reorganization. MuniHoldings Michigan is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (i) There are no material contracts outstanding to which MuniHoldings Michigan is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to MuniYield Michigan and MuniVest Michigan prior to the Valuation Time.

          (j) MuniHoldings Michigan is not obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

          (k) MuniHoldings Michigan has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since September 30, 1998 and those incurred in connection with the Reorganization. As of the Valuation Time, MuniHoldings Michigan will advise MuniYield Michigan and MuniVest Michigan in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

          (l) MuniHoldings Michigan has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of MuniHoldings Michigan have been adequately provided for on its books, and no tax deficiency or liability of MuniHoldings Michigan has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

          (m) At both the Valuation Time and the Exchange Date, MuniHoldings Michigan will have full right, power and authority to sell, assign, transfer and deliver the MuniHoldings Michigan Investments. At the Exchange Date, subject only to the obligation to deliver the MuniHoldings Michigan Investments as contemplated by this Agreement, MuniHoldings Michigan will have good and marketable title to all of the MuniHoldings Michigan Investments, and MuniYield Michigan will acquire all of the MuniHoldings Michigan Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the MuniHoldings Michigan Investments or materially affect title thereto).

          (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MuniHoldings Michigan of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

          (o) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meetings referred to in Section 7(a) of this Agreement and on the Exchange Date, insofar as it relates to MuniHoldings Michigan (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by MuniHoldings Michigan for use in the N-14 Registration Statement as provided in Section 7(e) of this Agreement.

          (p) MuniHoldings Michigan is authorized to issue 200,000,000 shares of capital stock, of which 1,600 shares have been designated as Series A AMPS, and 199,998,400 shares have been designated as common stock, par value $.10 per share; each outstanding share of which is fully paid and nonassessable and has full voting rights.

          (q) All of the issued and outstanding shares of MuniHoldings Michigan Common Stock and MuniHoldings Michigan AMPS were offered for sale and sold in conformity with all applicable Federal and state securities laws.

          (r) The books and records of MuniHoldings Michigan made available to MuniYield Michigan and MuniVest Michigan and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of MuniHoldings Michigan.

          (s) MuniHoldings Michigan will not sell or otherwise dispose of any of the shares of MuniYield Michigan Common Stock or MuniYield Michigan Series C AMPS to be received in the Reorganization, except in distribution to the stockholders of MuniHoldings Michigan, as provided in Section 4 of this Agreement.

4. THE REORGANIZATION.

     (a) Subject to receiving the requisite approvals of the stockholders of each of the Funds, and to the other terms and conditions contained herein, (i) MuniVest Michigan agrees to convey, transfer and deliver to MuniYield Michigan and MuniYield Michigan agrees to acquire from MuniVest Michigan on the Exchange Date, all of the MuniVest Michigan Investments (including interest accrued as of the Valuation Time on debt instruments) and assume substantially all of the liabilities of MuniVest Michigan in exchange solely for that number of shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS provided in
Section 5 of this Agreement; and (ii) MuniHoldings Michigan agrees to convey, transfer and deliver to MuniYield Michigan and MuniYield Michigan agrees to acquire from MuniHoldings Michigan on the Exchange Date, all of the MuniHoldings Michigan Investments (including interest accrued as of the Valuation Time on debt instruments) and assume substantially all of the liabilities of MuniHoldings Michigan in exchange solely for that number of shares of MuniYield Michigan Common Stock and MuniYield Michigan Series C AMPS provided in Section 5 of this Agreement.

     Pursuant to this Agreement, as soon as practicable after the Exchange Date
(i) MuniVest Michigan will distribute all shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS received by it to its stockholders in exchange for their shares of MuniVest Michigan Common Stock and MuniVest Michigan AMPS; and (ii) MuniHoldings Michigan will distribute all shares of MuniYield Michigan Common Stock and MuniYield Michigan Series C AMPS received by it to its stockholders in exchange for their shares of MuniHoldings Michigan Common Stock and MuniHoldings Michigan AMPS. Such distributions shall be accomplished by the opening of stockholder accounts on the stock ledger records of MuniYield Michigan in the amounts due the stockholders of each Acquired Fund based on their respective holdings in such Acquired Fund as of the Valuation Time.

     (b) Prior to the Exchange Date, each Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective stockholders all of their respective net investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard and in connection with the Reorganization, the last dividend period for the MuniVest Michigan AMPS and the MuniHoldings Michigan AMPS prior to the Exchange Date may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

     (c) Each of the Acquired Funds will pay or cause to be paid to MuniYield Michigan any interest such Acquired Fund receives on or after the Exchange Date with respect to any of the Acquired Fund Investments transferred to MuniYield Michigan hereunder.

     (d) The Valuation Time shall be 4:00 p.m., Eastern time, on February      ,
2000, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

     (e) Recourse for liabilities assumed from each Acquired Fund by MuniYield Michigan in the Reorganization will be limited to the net assets of each such fund acquired by MuniYield Michigan. The known liabilities of the Acquired Funds, as of the Valuation Time, shall be confirmed in writing to MuniYield Michigan pursuant to Sections 2(k) and 3(k) of this Agreement.

     (f) The Funds will jointly file Articles of Transfer with the Maryland Department and any other such instrument as may be required by the State of Maryland to effect the transfer of the Acquired Fund Investments.

     (g) The Acquired Funds will each be dissolved following the Exchange Date by filing separate Articles of Dissolution with the Maryland Department.

     (h) MuniYield Michigan will file with the Maryland Department Articles Supplementary to its Articles of Incorporation establishing the powers, rights and preferences of the MuniYield Michigan Series B AMPS and the MuniYield Michigan Series C AMPS prior to the closing of the Reorganization.

     (i) As promptly as practicable after the liquidation of each of the Acquired Fund pursuant to the Reorganization, each Acquired Fund shall terminate its respective registration under the 1940 Act.

5. ISSUANCE AND VALUATION OF MUNIYIELD MICHIGAN COMMON STOCK, MUNIYIELD MICHIGAN SERIES B AMPS AND MUNIYIELD MICHIGAN SERIES C AMPS IN THE REORGANIZATION.

     Full shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS of an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one then thousandth of one cent) to the value of the assets of MuniVest Michigan acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of MuniVest Michigan assumed by MuniYield Michigan in the Reorganization, shall be issued by MuniYield Michigan to MuniVest Michigan in exchange for such assets of MuniVest Michigan, plus cash in lieu of fractional shares. MuniYield Michigan will issue to MuniVest Michigan (a) a number of shares of MuniYield Michigan Common Stock, the aggregate net asset value of which will equal the aggregate net asset value of the shares of MuniVest Michigan Common Stock, determined as set forth below, and (b) a number of shares of MuniYield Michigan Series B AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the MuniVest Michigan AMPS, determined as set forth below.

     Full shares of MuniYield Michigan Common Stock and MuniYield Michigan Series C AMPS of an aggregate net asset value or liquidation preference, as the case may be, equal (to the nearest one ten thousandth of one cent) to the value of the assets of MuniHoldings Michigan acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of MuniHoldings Michigan assumed by MuniYield Michigan in the Reorganization, shall be issued by MuniYield Michigan to MuniHoldings Michigan in exchange for such assets of MuniHoldings Michigan, plus cash in lieu of fractional shares. MuniYield Michigan will issue to MuniHoldings Michigan (a) a number of shares of MuniYield Michigan Common Stock, the aggregate net asset value of which will equal the aggregate net asset value of the shares of MuniHoldings Michigan Common Stock, determined as set forth below, and (b) a number of shares of MuniYield Michigan Series C AMPS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the MuniHoldings Michigan AMPS, determined as set forth below.

     The net asset value of each of the Funds and the liquidation preference and value of the AMPS of each of the Funds shall be determined as of the Valuation Time in accordance with the procedures described in (i) the prospectus of MuniYield Michigan, October 23, 1992, relating to the MuniYield Michigan Common

Stock and (ii) the final prospectus of MuniYield Michigan, dated November 16, 1992 relating to the MuniYield Michigan AMPS, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Acquired Fund Investments to be transferred to MuniYield Michigan shall be determined by MuniYield Michigan pursuant to the procedures utilized by MuniYield Michigan in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by MuniYield Michigan in cooperation with the Acquired Funds and shall be confirmed in writing by MuniYield Michigan to the Acquired Funds. The net asset value per share of the MuniYield Michigan Common Stock and the liquidation preference and value per share of the MuniYield Michigan Series B AMPS and the MuniYield Michigan Series C AMPS shall be determined in accordance with such procedures and MuniYield Michigan shall certify the computations involved. For purposes of determining the net asset value of a share of Common Stock of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of AMPS of that Fund is divided by the total number of shares of Common Stock of that Fund outstanding at such time.

     MuniYield Michigan shall issue to MuniVest Michigan separate certificates or share deposit receipts for the MuniYield Michigan Common Stock and the MuniYield Michigan Series B AMPS, each registered in the name of MuniVest Michigan. MuniVest Michigan then shall distribute the MuniYield Michigan Common Stock and the MuniYield Michigan Series B AMPS to the holders of MuniVest Michigan Common Stock and MuniVest Michigan AMPS by redelivering the certificates or share deposit receipts evidencing ownership of (i) the MuniYield Michigan Common Stock to The Bank of New York, as the transfer agent and registrar for the MuniYield Michigan Common Stock for distribution to the holders of MuniVest Michigan Common Stock on the basis of such holder's proportionate interest in the aggregate net asset value of the Common Stock of MuniVest Michigan and (ii) the MuniYield Michigan Series B AMPS to The Bank of New York as the transfer agent and registrar for the MuniYield Michigan Series B AMPS for distribution to the holders of MuniVest Michigan AMPS on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the AMPS of MuniVest Michigan. With respect to any MuniVest Michigan stockholder holding certificates evidencing ownership of either MuniVest Michigan Common Stock or MuniVest Michigan AMPS as of the Exchange Date, and subject to MuniYield Michigan being informed thereof in writing by MuniVest Michigan, MuniYield Michigan will not permit such stockholder to receive new certificates evidencing ownership of the MuniYield Michigan Common Stock or MuniYield Michigan Series B AMPS, exchange MuniYield Michigan Common Stock or MuniYield Michigan Series B AMPS credited to such stockholder's account for shares of other investment companies managed by MLAM or any of its affiliates, or pledge or redeem such MuniYield Michigan Common Stock or MuniYield Michigan Series B AMPS, in any case, until notified by MuniVest Michigan or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of MuniVest Michigan Common Stock or MuniVest Michigan AMPS or, in the event of lost certificates, posted adequate bond. MuniVest Michigan, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of MuniVest Michigan Common Stock or MuniVest Michigan AMPS, as the case may be, or post adequate bond therefor.

     MuniYield Michigan shall issue to MuniHoldings Michigan separate certificates or share deposit receipts for the MuniYield Michigan Common Stock and the MuniYield Michigan Series C AMPS, each registered in the name of MuniHoldings Michigan. MuniHoldings Michigan then shall distribute the MuniYield Michigan Common Stock and the MuniYield Michigan Series C AMPS to the holders of MuniHoldings Michigan Common Stock and MuniHoldings Michigan AMPS by redelivering the certificates or share deposit receipts evidencing ownership of
(i) the MuniYield Michigan Common Stock to The Bank of New York, as the transfer agent and registrar for the MuniYield Michigan Common Stock for distribution to the holders of MuniHoldings Michigan Common Stock on the basis of such holder's proportionate interest in the aggregate net asset value of the Common Stock of MuniHoldings Michigan and (ii) the MuniYield Michigan Series C AMPS to The Bank of New York as the transfer agent and registrar for the MuniYield Michigan Series C AMPS for distribution to the holders of MuniHoldings Michigan AMPS on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the AMPS of MuniHoldings Michigan. With respect to any MuniHoldings Michigan stockholder holding certificates evidencing ownership of either MuniHoldings Michigan Common Stock or MuniHoldings Michigan AMPS as of the Exchange Date, and subject to MuniYield Michigan being informed thereof in writing by MuniHoldings Michigan, MuniYield Michigan will not permit such stockholder to receive new certificates evidencing ownership of MuniYield Michigan Common Stock or MuniYield Michigan Series C AMPS, exchange MuniYield Michigan Common Stock or MuniYield Michigan Series C AMPS credited to such stockholder's account for shares of other investment companies managed by MLAM or any of its affiliates, or pledge or redeem such MuniYield Michigan Common Stock or MuniYield Michigan Series C AMPS, in any case, until notified by MuniHoldings Michigan or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of MuniHoldings Michigan Common Stock or MuniHoldings Michigan AMPS or, in the event of lost certificates, posted adequate bond. MuniHoldings Michigan, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of MuniHoldings Michigan Common Stock or MuniHoldings Michigan AMPS, as the case may be, or post adequate bond therefor.

     Dividends payable to holders of record of shares of MuniYield Michigan Common Stock, MuniYield Michigan Series B AMPS or MuniYield Michigan Series C AMPS, as the case may be, as of any date after the Exchange Date and prior to the exchange of certificates by any stockholder of an Acquired Fund shall be payable to such stockholder without interest; however, such dividends shall not be paid unless and until such stockholder surrenders the stock certificates representing shares of common stock or AMPS of the Acquired Funds, as the case may be, for exchange.

     No fractional shares of MuniYield Michigan Common Stock will be issued to holders of MuniVest Michigan Common Stock or MuniHoldings Michigan Common Stock. In lieu thereof, MuniYield Michigan's transfer agent, The Bank of New York, will aggregate all fractional shares of MuniYield Michigan Common Stock and sell the resulting full shares on the New York Stock Exchange at the current market price for shares of MuniYield Michigan Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing MuniVest Michigan Common Stock or MuniHoldings Michigan Common Stock.

6. PAYMENT OF EXPENSES.

     (a) With respect to expenses incurred in connection with the Reorganization, (i) each Fund shall pay all expenses incurred that are attributable solely to such Fund and the conduct of its business, and (ii) MuniYield Michigan shall pay, subsequent to the Exchange Date and pro rata according to each Fund's net assets on the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement. Such fees and expenses shall include the cost of preparing and filing a ruling request with the Internal Revenue Service, legal and accounting fees, printing costs, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.

     (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

7. COVENANTS OF THE FUNDS.

     (a) Each Fund agrees to call an annual meeting of its stockholders as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement.

     (b) Each Fund covenants to operate its business as presently conducted between the date hereof and the Exchange Date.

     (c) Each Acquired Fund agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any shares of MuniYield Michigan Common Stock, MuniYield Michigan Series B AMPS or MuniYield Michigan Series C AMPS, as applicable other than to its respective stockholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by MuniYield Michigan, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

     (d) Each Acquired Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that such Acquired Fund has ceased to be a registered investment company.

     (e) MuniYield Michigan will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the others, and each will furnish to the others the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

     (f) MuniYield Michigan has no plan or intention to sell or otherwise dispose of the Acquired Fund Investments, except for dispositions made in the ordinary course of business.

     (g) Each of the Funds agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. MuniYield Michigan agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Funds for each of such Fund's taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, each of the Acquired Funds shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Funds (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by each such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Fund Asset Management, L.P. ("FAM") at the time such tax returns and Forms 1099 are prepared.

     (h) The Funds each agree to mail to its respective stockholders of record entitled to vote at the annual meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (i) Following the consummation of the Reorganization, MuniYield Michigan will stay in existence and continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

8. EXCHANGE DATE.

     (a) Delivery of the assets of the Acquired Funds to be transferred, together with any other Acquired Fund Investments, and the shares of MuniYield Michigan Common Stock, MuniYield Michigan Series B AMPS and MuniYield Michigan Series C AMPS to be issued as provided in this Agreement, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 a.m. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Exchange Date, the applicable Acquired Fund shall cause such Acquired Fund Investments to be transferred to MuniYield Michigan's account with The Bank of New York at the earliest practicable date thereafter.

     (b) Each of the Acquired Funds will deliver to MuniYield Michigan on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of their respective Acquired Fund Investments delivered to MuniYield Michigan hereunder, certified by and Deloitte & Touche LLP (for MuniVest Michigan and MuniHoldings Michigan).

     (c) As soon as practicable after the close of business on the Exchange Date, each of the Acquired Funds shall deliver to MuniYield Michigan a list of the names and addresses of all of the stockholders of record of such Acquired Fund on the Exchange Date and the number of shares of common stock and AMPS of such Acquired Fund owned by each such stockholder, certified to the best of their knowledge and belief by the applicable transfer agent for such Acquired Fund or by its President.

9. CONDITIONS OF THE ACQUIRED FUNDS.

     The obligations of each Acquired Fund hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of Directors of each of the Funds and by the affirmative vote of (i) the holders of (a) a majority of the MuniYield Michigan Common Stock and MuniYield Michigan AMPS, voting together as a single class, and (b) a majority of the MuniYield Michigan AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon; (ii) the holders of (a) a majority of the MuniVest Michigan Common Stock and MuniVest Michigan AMPS, voting together as a single class, and (b) a majority of the MuniVest Michigan AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon; (iii) the holders of (a) a majority of the MuniHoldings Michigan Common Stock and MuniHoldings Michigan AMPS, voting together as a single class, and (b) a majority of the MuniHoldings Michigan AMPS, voting separately as a class, in each case issued and outstanding and entitled to vote thereon; and further that each Fund shall have delivered to each other Fund a copy of the resolution approving this Agreement adopted by such Fund's Board of Directors, and a certificate setting forth the vote of such Fund's stockholders obtained at its Annual Meeting, each certified by the Secretary of the appropriate Fund.

          (b) That each Acquired Fund shall have received from MuniYield Michigan and from each other Acquired Fund a statement of assets, liabilities and capital, with values determined as provided in Section 5 of this Agreement, together with a schedule of such fund's investments, all as of the Valuation Time, certified on the Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by the Fund's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Fund since the date of such Fund's most recent Annual or Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

          (c) That MuniYield Michigan shall have furnished to the Acquired Funds a certificate signed by MuniYield Michigan's President (or any Vice President) and its Treasurer, dated as of the Exchange

     Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of MuniYield Michigan made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that MuniYield Michigan has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

          (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (e) That the Acquired Funds shall have received an opinion or opinions of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to the Acquired Funds and dated the Exchange Date, to the effect that (i) each of the Funds is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the shares of MuniYield Michigan Common Stock, MuniYield Michigan Series B AMPS and MuniYield Michigan Series C AMPS to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by MuniYield Michigan, and no stockholder of MuniYield Michigan has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of MuniYield Michigan or the state law of Maryland, or to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of the Funds, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which any Fund is a party or by which any Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) each of the Acquired Funds has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, each of the Acquired Funds will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by the Funds of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) the information in the Joint Proxy Statement and Prospectus under "Comparison of the Funds -- Tax Rules Applicable to the Funds and their Stockholders" and "Agreement and Plan of Reorganization -- Tax Consequences of the Reorganization," (other than information related to Michigan law or legal conclusions involving matters of Michigan law as to which we express no opinion) to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct in all material respects as of the date of the Joint Proxy Statement and Prospectus; (x) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (xi) no Fund, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on such Fund or its respective stockholders; (xii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against any of the Funds, the unfavorable outcome of which would materially and adversely affect such Fund; (xiii) all corporate actions required to be taken by the Funds to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of such Fund; and (xiv) such opinion is solely for the benefit of the Funds and their Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to any Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of a Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of a Fund.


          (f) That each Acquired Fund shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer by such Acquired Fund of substantially all of its assets to MuniYield Michigan in exchange solely for shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS or MuniYield Michigan Series C AMPS as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the respective Funds will each be deemed to be a "party" to a reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to an Acquired Fund as a result of the asset transfer solely in exchange for shares of MuniYield Michigan Common Stock and MuniYield Michigan Series B AMPS or MuniYield Michigan Series B AMPS as the case may be, or on the distribution of the MuniYield Michigan stock to stockholders of the respective Acquired Fund under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized to MuniYield Michigan on the receipt of assets of an Acquired Fund in exchange for its shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of an Acquired Fund on the receipt of shares of MuniYield Michigan in exchange for their shares of the Acquired Fund (except to the extent that common stockholders receive cash representing an interest in fractional shares of MuniYield Michigan Common Stock in the Reorganization); (v) in accordance with Section 362(b) of the Code, the tax basis of an Acquired Fund's assets in the hands of MuniYield Michigan will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of MuniYield Michigan received by the stockholders of an Acquired Fund in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of the Acquired Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the shares of MuniYield Michigan will be determined by including the period for which such stockholder held the Acquired Fund shares exchanged therefor, provided that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, MuniYield Michigan's holding period with respect to an Acquired Fund's assets transferred will include the period for which such assets were held by the Acquired Fund; (ix) the payment of cash to common stockholders of an Acquired Fund in lieu of fractional shares of MuniYield Michigan Common Stock will be treated as though the fractional shares were distributed as part of the Reorganization and then redeemed, with the result that such stockholders will have short- or long-term capital gain or loss to the extent that the cash distribution differs from the stockholder's basis allocable to the MuniYield Michigan fractional shares; and (x) the taxable year of each Acquired Fund will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, MuniYield Michigan will succeed to and take into account certain tax attributes of each Acquired Fund, such as earnings and profits, capital loss carryovers and method of accounting.

          (g) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

          (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of MuniYield Michigan, be contemplated by the Commission.

          (i) That Acquired Funds shall have received from Ernst & Young LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to them, to the effect that (i) they are independent public accountants with respect to MuniYield Michigan within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of MuniYield Michigan included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of MuniYield Michigan included in the N-14 Registration Statement, and inquiries of certain officials of MuniYield Michigan responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to MuniYield Michigan appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of MuniYield Michigan or from schedules prepared by officials of MuniYield Michigan having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

          (j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of MuniYield Michigan or would prohibit the Reorganization.

          (k) That the Acquired Funds shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as their counsel, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

10. MUNIYIELD MICHIGAN CONDITIONS.

     The obligations of MuniYield Michigan hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors and the stockholders of each of the Funds as set forth in Section 9(a); and that each of the Acquired Funds shall have delivered to MuniYield Michigan a copy of the resolution approving this Agreement adopted by such Acquired Fund's Board of Directors, and a certificate setting forth the vote of the stockholders of such Acquired Fund obtained, each certified by its Secretary.

          (b) That each Acquired Fund shall have furnished to MuniYield Michigan a statement of its assets, liabilities and capital, with values determined as provided in Section 5 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by such Fund's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquired Fund since the date of such Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

          (c) That each Acquired Fund shall have furnished to MuniYield Michigan a certificate signed by such Fund's President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

          (d) That each Acquired Fund shall have delivered to MuniYield Michigan a letter from Deloitte & Touche LLP dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of the Acquired Fund for the period ended
     (which returns originally were prepared and filed by the Acquired Fund), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of the Acquired Fund for the period covered thereby; and that for the period from
                 , to and including the Exchange Date and for any taxable year of the Acquired Fund ending upon the liquidation of that Acquired Fund, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from
                 , to and including the Exchange Date and for any taxable year of that Acquired Fund, ending upon the liquidation of such fund or that such fund would not qualify as a regulated investment company for Federal income tax purposes for the tax years in question.

          (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (f) That MuniYield Michigan shall have received an opinion of Brown & Wood LLP, as counsel to the Funds, in form and substance satisfactory to MuniYield Michigan and dated the Exchange Date, with respect to the matters specified in Section 9(e) of this Agreement and such other matters as MuniYield Michigan reasonably may deem necessary or desirable.

          (g) That MuniYield Michigan shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 9(f) of this Agreement.

          (h) That MuniYield Michigan shall have received from Deloitte & Touche LLP for each of MuniVest Michigan and MuniHoldings Michigan a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to MuniYield Michigan, to the effect that (i) they are independent public accountants with respect to each fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of each fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by the Funds and described in such letters (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of each Acquired Fund included in that fund's N-14 Registration Statement, and inquiries of certain officials of each Acquired Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by the Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to the Acquired Fund appearing in that Fund's N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of that Acquired Fund or from schedules prepared by officials of that Acquired Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

          (i) That the Acquired Fund Investments to be transferred to MuniYield Michigan shall not include any assets or liabilities which MuniYield Michigan, by reason of charter limitations or otherwise, may not properly acquire or assume.

          (j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of any Acquired Fund, be contemplated by the Commission.

          (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of any Acquired Fund or would prohibit the Reorganization.

          (l) That MuniYield Michigan shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to MuniYield Michigan, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

          (m) That all proceedings taken by each Acquired Fund and its respective counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to MuniYield Michigan.

          (n) That prior to the Exchange Date, each of the Acquired Funds shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period to and including the

     Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date. In this regard, the last dividend period for the MuniVest Michigan AMPS and the MuniHoldings Michigan AMPS may be shorter than the dividend period for such AMPS determined as set forth in the applicable Articles Supplementary.

11. TERMINATION, POSTPONEMENT AND WAIVERS.

     (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of the Funds) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of the Funds, (ii) by the Board of Directors of any Acquired Fund if any condition of such Acquired Fund's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of MuniYield Michigan if any condition of MuniYield Michigan's obligations set forth in Section 10 of this Agreement have not been fulfilled or waived by such Board.

     (b) If the transactions contemplated by this Agreement have not been
consummated by August   , 2000, this Agreement automatically shall terminate on
that date, unless a later date is mutually agreed to by the Boards of Directors of the Funds.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

     (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of the Funds have delegated to FAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of the Funds to do so.

     (e) The respective representations and warranties contained in Sections 1, 2 and 3 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and no Fund nor any of its officers, directors, trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director, trustee, agent or stockholder of any Fund against any liability to the entity for which that officer, director, trustee, agent or stockholder so acts or to its stockholders, to which that officer, director, trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of shares of MuniYield Michigan Common Stock, MuniYield Michigan Series B AMPS and MuniYield Michigan Series C AMPS to be issued to the Acquired Funds, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

12. INDEMNIFICATION.

     (a) Each Acquired Fund hereby severally agrees to indemnify and hold MuniYield Michigan harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which MuniYield Michigan may incur or sustain by reason of the fact that (i) MuniYield Michigan shall be required to pay any corporate obligation of such Acquired Fund, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against such Acquired Fund which were omitted or not fairly reflected in the financial statements to be delivered to MuniYield Michigan in connection with the Reorganization; (ii) any representations or warranties made by such Acquired Fund in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of such Acquired Fund has been breached in any material respect; or
(iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein attributable to such Fund not misleading or (b) the Joint Proxy Statement and Prospectus delivered to the stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein attributable to such Fund, in the light of the circumstances under which they were made, not misleading, except with respect to (iv)(a) and
(b) herein insofar as such claim is based on written information furnished to the Acquired Funds by MuniYield Michigan.

     (b) MuniYield Michigan hereby agrees to indemnify and hold each Acquired Fund harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which such Acquired Fund may incur or sustain by reason of the fact that (i) any representations or warranties made by MuniYield Michigan in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of MuniYield Michigan has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or
(b) the Joint Proxy Statement and Prospectus delivered to stockholders of the Funds and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to (iii)(a) and (b) herein insofar as such claim is based on written information furnished to MuniYield Michigan by the Acquired Fund seeking indemnification.

     (c) In the event that any claim is made against MuniYield Michigan in respect of which indemnity may be sought by MuniYield Michigan from an Acquired Fund under Section 12(a) of this Agreement, or in the event that any claim is made against an Acquired Fund in respect of which indemnity may be sought by an Acquired Fund from MuniYield Michigan under Section 12(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between MuniYield Michigan and the Acquired Fund seeking indemnification that an indemnity amount is payable,
(B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this Section 12, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

13. OTHER MATTERS.

     (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), MuniYield Michigan will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

        THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MUNIYIELD MICHIGAN INSURED FUND, INC. (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to MuniYield Michigan's transfer agent with respect to such shares. Each Acquired Fund will provide MuniYield Michigan on the Exchange Date with the name of any stockholder of an Acquired Fund who is to the knowledge of such Acquired Fund an affiliate of that Acquired Fund on such date.

     (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to any Fund, at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

     (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

     (e) Copies of the Articles of Incorporation, as amended, and Articles Supplementary of each Fund are on file with the Maryland Department and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                          MUNIYIELD MICHIGAN INSURED
                                          FUND, INC.

                                          By:

                                            ------------------------------------

Attest:

      --------------------------------

                                          MUNIVEST MICHIGAN INSURED FUND, INC.

                                          By:

                                            ------------------------------------

Attest:

      --------------------------------

                                          MUNIHOLDINGS MICHIGAN INSURED
                                          FUND, INC.

                                          By:

                                            ------------------------------------

Attest:

      --------------------------------

                                  EXHIBIT III

                   ECONOMIC AND OTHER CONDITIONS IN MICHIGAN

     The following information is a brief summary of factors affecting the economy of the State of Michigan (the "State") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers. The Fund has not independently verified the information.

     Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1% in 1960 to 16.0% in 1998. While durable goods manufacturing still represents a sizable portion of the State's economy, the service sector now represents 27.51% of the State's economy. Any substantial national economic downturn may have an adverse effect on the economy of the State and on the revenues of the State and some of its local governmental units. Although historically the average monthly unemployment rate in the State has been higher than the average figures for the United States, for the last four years the unemployment rate in the State has been at or below the national average. During 1998, the average monthly unemployment rate in the State was 3.9% compared to a national average of 4.5%.

     The State's economy could continue to be affected by changes in the auto industry resulting from competitive pressures, overcapacity and labor disputes. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe.

     The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event the State's total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. To avoid exceeding the revenue limit in the State's 1994-95 fiscal year, the State refunded approximately $113 million through income tax credits for the 1995 calendar year. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion in effect for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

     The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State's Constitution also directs or restricts the use of certain revenues.

     The State finances its operations through the State's General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Fund. General Fund revenues are obtained approximately 55% from the payment of State taxes and 45% from federal and non-tax revenue sources. The majority of the revenues from State taxes are from the State's personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total General Fund expenditures are for State support of public education and for social services programs.

                                      III-1

     Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year's surplus or deficit in any fund must be included in the net succeeding year's budget for that fund.

     The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the five fiscal years 1992-96 with its General Fund in balance after substantial transfers from the General Fund to the Budget Stabilization Fund. For the 1997 fiscal year, the State closed its books with its general fund in balance. During the 1997-98 fiscal year, an error was identified pertaining to the Medicaid program administered by the Department of Community Health ("DCH"). Over a ten-year period, DCH did not properly record all Medicaid expenditures and revenues on a modified accrual basis as required by GAAP. For the fiscal year ended September 30, 1997, the General Fund did not reflect Medicaid expenditures of $178.7 million, and federal revenue of $24.6 million. As a result, the total ending General Fund balance for the fiscal year ended September 30, 1997, was reduced by $154.1 million to account for the correction of the prior period error. The General Fund was in balance as of September 30, 1998. The balance in the Budget Stabilization Fund as of September 30, 1998 was $1,000.5 million. In all but one of the last six fiscal years the State has borrowed between $500 million and $900 million for cash flow purposes. It borrowed $900 million in each of the 1996, 1997 and 1998 fiscal years. No cash flow borrowing was required in the 1999 fiscal year.

     In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and paid or will be required to pay to or on behalf of other school districts an estimated amount of $632 million over time. These payments, commencing in fiscal year 1998-99, will be paid out of the Budget Stabilization Fund and the General Fund, half in annual payments over ten years and half in annual payments over fifteen years.

     Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit's electors, the ability of the local units to levy debt service taxes might be affected.

     State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the State deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, while total State revenue sharing payments have increased in each of the last five years, the State has reduced revenue sharing payments to municipalities below the level otherwise provided under formulas in each of those years.

     On March 15, 1994, the electors of the State voted to amend the State's Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes and shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

                                      III-2

     The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding.

     Currently, the State's general obligation bonds are rated Aal by Moody's, AA+ by Standard & Poor's and AA+ by Fitch. The State received upgrades in January 1998 from Standard & Poor's, in March 1998 from Moody's and in April 1998 from Fitch.

                                      III-3

                                   EXHIBIT IV

                RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS


Aaa          Bonds which are rated Aaa are judged to be of the best quality.
             They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba           Bonds which are rated Ba are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: These bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, Al, Baal, Bal and Bl.

     Short-term Notes: The three ratings of Moody's for short-term notes are MIG 1/VMIG 1, MIG 2/ VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/ VMIG 3 instruments are of "favorable quality ... but ... lacking the undeniable strength of the preceding grades."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S"), MUNICIPAL DEBT RATINGS

     A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II.  Nature of and provisions of the obligation;

          III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA                 Debt rated "AAA" has the highest rating assigned by Standard
                    & Poor's. Capacity of the obligor to meet its financial
                    commitment on the obligation is extremely strong.
AA                  Debt rated "AA" differs from the highest-rated issues only in small degree. The obligor's capacity to meet its
                    financial commitment on the obligation is very strong.
A                   Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB                 Debt rated "BBB" exhibits adequate protection parameters.
                    However, adverse economic conditions or changing
                    circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the
                    obligation.
BB                  Debt rated "BB," "B," "CCC," "CC", and "C" are regarded as
B                   having significant speculative characteristics. "BB"
CCC                 indicates the least degree of speculation and "C" the
CC                  highest degree of speculation. While such debt will likely
C                   have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
D                   Debt rated "D" is in payment default. The "D" rating
                    category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such
                    payments will be made during such grace period. The "D"
                    rating also will be used upon the filing of a bankruptcy
                    petition or the taking of similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."
A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B Issues rated "B" are regarded as having only speculative capacity for timely payment.
C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard &
                    Poor's believes that such payments will be made during such grace period.

c The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.
p The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
                    Continuance of the ratings is contingent upon Standard &
                    Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
r The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

     -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

SP-1                Strong capacity to pay principal and interest. An issue
                    determined to possess a very strong capacity to pay debt
                    service is given a plus (+) designation.
SP-2                Satisfactory capacity to pay principal and interest with
                    some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3                Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH IBCA, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR Indicates that Fitch does not rate the specific issue.

CONDITIONAL

     A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED

     A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN

     A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT

     Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within three to 12 months.

RATINGS OUTLOOK

     An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C            Bonds are in imminent default in payment of interest or principal.

DDD
DD
D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-l+".

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-l" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   EXHIBIT V

                              PORTFOLIO INSURANCE

     Set forth below is further information with respect to the insurance policies (the "Policies") that the Fund may obtain from several insurance companies with respect to insured Michigan Municipal Bonds and Municipal Bonds held by the Fund. The Fund has no obligation to obtain any such Policies, and the terms of any Policies actually obtained may vary significantly from the terms discussed below.

     In determining eligibility for insurance, insurance companies will apply their own standards. These standards correspond generally to the standards such companies normally use in establishing the insurability of new issues of Michigan Municipal Bonds and Municipal Bonds and are not necessarily the criteria that would be used in regard to the purchase of such bonds by the Fund. The Policies do not insure (i) municipal securities ineligible for insurance and
(ii) municipal securities no longer owned by the Fund.

     The Policies do not guarantee the market value of the insured Michigan Municipal Bonds and Municipal Bonds or the value of the shares of the Fund. In addition, if the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the insurance claims-paying ability of any such insurer deteriorates, the insurance company will not have any obligation to insure any issue held by the Fund that is adversely affected by either of the above described events. In addition to the payment of premium, the policies may require that the Fund notify the insurance company as to all Michigan Municipal Bonds and Municipal Bonds in the Fund's portfolio and permit the insurance company to audit their records. The insurance premiums will be payable monthly by the Fund in accordance with a premium schedule to be furnished by the insurance company at the time the Policies are issued. Premiums are based upon the amounts covered and the composition of the portfolio.

     The Fund will seek to utilize insurance companies that have insurance claims-paying ability ratings of AAA from Standard & Poor's ("S&P") or Fitch IBCA, Inc. ("Fitch") or Aaa from Moody's Investors Service, Inc. ("Moody's"). There can be no assurance, however, that insurance from insurance carriers meeting these criteria will be at all times available.

     An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is considered by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch insurance claims-paying ability rating provides an assessment of an insurance company's financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by Fitch. The ability to pay claims is adjudged by Fitch to be extremely strong for insurance companies with this highest rating. In the opinion of Fitch, foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. In Fitch's opinion, profitability, overall balance sheet strength, capitalization and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment or cyclical events. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is considered by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

     An insurance claims-paying ability rating of S&P, Fitch or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

     The assignment of ratings by S&P, Fitch or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

[Proxy Card Front]
                                                                    COMMON STOCK
                     MUNIYIELD MICHIGAN INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice
A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniYield Michigan Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Special Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

     PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.


     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniVest Michigan Insured Fund, Inc. and MuniHoldings Michigan Insured Fund, Inc.


        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

     2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.


                                  Dated:
                                        ----------------------------------


                                  X
                                   ---------------------------------------
                                                    Signature

                                  X
                                   ---------------------------------------
                                            Signature, if held jointly

SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                     MUNIYIELD MICHIGAN INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice
A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Michigan Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Special Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

     PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.


     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniVest Michigan Insured Fund, Inc. and MuniHoldings Michigan Insured Fund, Inc.


        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

     2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

        If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.


                                  Dated:
                                        ----------------------------------


                                  X
                                   ---------------------------------------
                                                    Signature

                                  X
                                   ---------------------------------------
                                            Signature, if held jointly


SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]
                                                                    COMMON STOCK
                      MUNIVEST MICHIGAN INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice
A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniVest Michigan Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Special Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

     PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.


     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniYield Michigan Insured Fund, Inc. and MuniHoldings Michigan Insured Fund, Inc.


        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

     2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.


                                  Dated:
                                        ----------------------------------


                                  X
                                   ---------------------------------------
                                                    Signature

                                  X
                                   ---------------------------------------
                                            Signature, if held jointly


SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                      MUNIVEST MICHIGAN INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice
A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniVest Michigan Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Special Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

     PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.


     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniYield Michigan Insured Fund, Inc. and MuniHoldings Michigan Insured Fund, Inc.


        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

     2. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

        If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.


                                  Dated:
                                        ----------------------------------


                                  X
                                   ---------------------------------------
                                                    Signature

                                  X
                                   ---------------------------------------
                                            Signature, if held jointly


SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]
                                                                    COMMON STOCK
                    MUNIHOLDINGS MICHIGAN INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice
A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniHoldings Michigan Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Annual Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

     PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.


     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniYield Michigan Insured Fund, Inc. and MuniVest Michigan Insured Fund, Inc.


        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

     2. ELECTION OF DIRECTORS


           [ ]    FOR all nominees listed below (except                   [ ]    WITHHOLD AUTHORITY
                  as marked to the contrary below)                               to vote for all nominees listed
                                                                                 below


        (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

        James H. Bodurtha, Terry K. Glenn, Herbert I. London,
        Robert R. Martin and Arthur Zeikel

     3. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

     4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.


                                  Dated:
                                        ----------------------------------


                                  X
                                   ---------------------------------------
                                                    Signature

                                  X
                                   ---------------------------------------
                                            Signature, if held jointly


SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Proxy Card Front]

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                    MUNIHOLDINGS MICHIGAN INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice
A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniHoldings Michigan Insured Fund, Inc. (the "Fund") held of record by the undersigned on October 20, 1999 at the Annual Meeting of Stockholders of the Fund to be held on December 15, 1999, or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

     PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.


     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization among the Fund, MuniYield Michigan Insured Fund, Inc. and MuniVest Michigan Insured Fund, Inc.


        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

     2. ELECTION OF DIRECTORS


           [ ]    FOR all nominees listed below (except                   [ ]    WITHHOLD AUTHORITY
                  as marked to the contrary below)                               to vote for all nominees listed
                                                                                 below


        (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)


        James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel


     3. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]


     4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.


        If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

                            Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.


                                  Dated:
                                        ----------------------------------


                                  X
                                   ---------------------------------------
                                                    Signature

                                  X
                                   ---------------------------------------
                                            Signature, if held jointly


SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                     PART C

                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

     Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of the Registrant's Articles of Incorporation, filed as Exhibit 1(a);
Article VI of the Registrant's By-Laws, filed as Exhibit 2, and the Investment Advisory Agreement, filed as Exhibit 6, provide for indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Reference is made to (i) Section 6 of the Purchase Agreement relating to the Registrant's Common Stock, filed as Exhibit 7(a), and (ii) Section 7 of the Purchase Agreement relating to the Registrant's AMPS, filed as Exhibit 7(b), for provisions relating to the indemnification of the underwriter.

ITEM 16.  EXHIBITS.


1   (a) --  Articles of Incorporation of the Registrant, dated July 1,
            1992.
    (b) --  Form of Articles Supplementary creating the AMPS.
    (c) --  Form of Articles of Amendment to Articles Supplementary
            creating the AMPS.
    (d) --  Articles Supplementary relating to AMPS.
    (e) --  Articles of Amendment to Articles Supplementary creating
            AMPS.
    (f) --  Certificate of Correction relating to AMPS.
    (g) --  Form of Articles Supplementary creating the Series B AMPS and the Series C AMPS.
2       --  By-Laws of the Registrant.
3       --  Not Applicable.
4       --  Form of Agreement and Plan of Reorganization among the
            Registrant and MuniVest Michigan Insured Fund, Inc. and
            MuniHoldings Michigan Insured Fund, Inc. (included in
            Exhibit II to the Proxy Statement and Prospectus contained in this Registration Statement)
5   (a) --  Copies of instruments defining the rights of stockholders, including the relevant portions of the Articles of
            Incorporation and the By-Laws of the Registrant.(a)
    (b) --  Form of specimen certificate for the Common Stock of the
            Registrant.
    (c) --  Form of specimen certificate for the AMPS of the Registrant.
6       --  Form of Investment Advisory Agreement between Registrant and
            Fund Asset Management, L.P.
7   (a) --  Form of Purchase Agreement for the Common Stock.
    (b) --  Form of Purchase Agreement for the AMPS.
    (c) --  Form of Merrill Lynch Standard Dealer Agreement.
8       --  Not applicable.
9       --  Custodian Contract between the Registrant and The Bank of
            New York.

10      --  Not applicable.
11      --  Opinion and Consent of Brown & Wood LLP, counsel for the
            Registrant.*
12      --  Private Letter Ruling from the Internal Revenue Service.*
13(a)   --  Transfer Agency, Dividend Disbursing Agency and Shareholder
            Servicing Agency Agreement between the Registrant and The
            Bank of New York.
  (b)   --  Form of Auction Agent Agreement between the Registrant and
            IBJ Whitehall Bank & Trust Company.
  (c)   --  Form of Broker-Dealer Agreement.
  (d)   --  Form of Letter of Representations.
14(a)   --  Consent of Ernst & Young LLP, independent auditors for the
            Registrant.
  (b)   --  Consent of Deloitte & Touche LLP, independent auditors for
            MuniVest Michigan Insured Fund, Inc. and MuniHoldings
            Michigan Insured Fund, Inc.
15      --  Not applicable.
16      --  Power of Attorney (Included on the signature page of this
            Registration Statement).

---------------
 *  To be filed by amendment.

(a) Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6),
    Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, filed as Exhibit 1(a), and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI,
    Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws filed as Exhibit 2. Reference also is made to the Form of Articles Supplementary filed as Exhibits 1(b), 1(c) and 1(d).

ITEM 17.  UNDERTAKINGS.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a proxy statement and prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering proxy statement and prospectus will contain information called for by the applicable registration Form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable Form.

     (2) The undersigned Registrant agrees that every proxy statement and prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.


     (3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

                                   SIGNATURES


     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 5th day of October, 1999.


                                          MUNIYIELD MICHIGAN INSURED
                                          FUND, INC.
                                                       (Registrant)

                                          By       /s/ TERRY K. GLENN
                                            ------------------------------------
                                                (Terry K. Glenn, President)


     Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                   SIGNATURES                                   TITLE                        DATE
                   ----------                                   -----                        ----

               /s/ TERRY K. GLENN                 President and Director (Principal     October 5, 1999
------------------------------------------------    Executive Officer)
                (Terry K. Glenn)

              /s/ DONALD C. BURKE                 Vice President and Treasurer          October 5, 1999
------------------------------------------------    (Principal Financial and
               (Donald C. Burke)                    Accounting Officer)

                /s/ DONALD CECIL                  Director                              October 5, 1999
------------------------------------------------
                 (Donald Cecil)

               /s/ M. COLYER CRUM                 Director                              October 5, 1999
------------------------------------------------
                (M. Colyer Crum)

              /s/ EDWARD H. MEYER                 Director                              October 5, 1999
------------------------------------------------
               (Edward H. Meyer)

             /s/ JACK B. SUNDERLAND               Director                              October 5, 1999
------------------------------------------------
                (Joseph L. May)

             /s/ J. THOMAS TOUCHTON               Director                              October 5, 1999
------------------------------------------------
              (J. Thomas Touchton)

               /s/ FRED G. WEISS                  Director                              October 5, 1999
------------------------------------------------
                (Fred G. Weiss)

               /s/ ARTHUR ZEIKEL                  Director                              October 5, 1999
------------------------------------------------
                (Arthur Zeikel)

                                    EXHIBITS


   1(a) --  Articles of Incorporation of the Registrant, dated July 1,
            1992.
    (b) --  Form of Articles Supplementary creating the Series A AMPS.
    (c) --  Form of Amendment to Articles Supplementary creating the
            Series A AMPS.
    (d) --  Articles Supplementary relating to Series A AMPS.
    (e) --  Articles of Amendment to Articles Supplementary creating
            Series A AMPS.
    (f) --  Certificate of Correction relating to Series A AMPS.
    (g) --  Form of Articles Supplementary creating the Series B and
            Series C AMPS.
   2    --  By-Laws of the Registrant.
   4    --  Form of Agreement and Plan of Reorganization among the
            Registrant and MuniVest Michigan Insured Fund, Inc. and
            MuniHoldings Michigan Insured Fund, Inc.
   5(b) --  Form of specimen certificate for the Common Stock of the
            Registrant.
    (c) --  Form of specimen certificate for the AMPS of the Registrant.
   6    --  Form of Investment Advisory Agreement between Registrant and
            Fund Asset Management, L.P.
   7(a) --  Form of Purchase Agreement for the Common Stock.
    (b) --  Form of Purchase Agreement for the AMPS.
    (c) --  Form of Merrill Lynch Standard Dealer Agreement.
   9    --  Custodian Contract between the Registrant and The Bank of
            New York.
  13(a) --  Transfer Agency, Dividend Disbursing Agency and Shareholder
            Servicing Agency Agreement between the Registrant and The
            Bank of New York.
    (b) --  Form of Auction Agent Agreement between the Registrant and
            IBJ Whitehall Bank & Trust Company.
    (c) --  Form of Broker-Dealer Agreement.
    (d) --  Form of Letter of Representations.
  14(a) --  Consent of Ernst & Young LLP, independent auditors for the
            Registrant.
    (b) --  Consent of Deloitte & Touche LLP, independent auditors for
            MuniVest Michigan Insured Fund, Inc. and MuniHoldings
            Michigan Insured Fund, Inc.